Exhibit 10.55

EXECUTION COPY

PURCHASE AND SALE

AGREEMENT

dated

December 3, 2015

by and between

DDR-SAU South Square, L.L.C.

DDR-SAU Durham Patterson, L.L.C.

DDR-SAU Wendover Phase II, L.L.C.

DDR-SAU Salisbury Alexander, L.L.C.

DDR-SAU Winston-Salem Harper Hill, L.L.C.

DDR-SAU Greer North Hampton Market, L.L.C.

DDR-SAU Nashville Willowbrook, LLC

DDR-SAU South Bend Broadmoor, L.L.C.

DDR-SAU Oakland, L.L.C.

DDR-SAU Waynesboro, L.L.C.

DDR-SAU Pasadena Red Bluff Limited Partnership

SELLERS

and

AHP ACQUISITIONS, LLC

PURCHASER

TABLE OF CONTENTS

ARTICLE I SALE OF THE PROPERTY		1

1.1	Sale of Property	1
1.2	No Representations	13
1.3	No Reliance	14
1.4	Acceptance of Deeds and Purchase Price	14
1.5	“AS IS”	14
1.6	Seller Released from Liability	15
1.7	Purchaser’s Waiver of Objections	16
1.8	Survival	16

ARTICLE II PURCHASE PRICE		16

2.1	Purchase Price	16
2.2	Unitary Agreement; Allocation	17

ARTICLE III DEPOSIT AND OPENING OF ESCROW		17

3.1	Deposit	17
3.2	Interest Bearing	17
3.3	Application	18
3.4	Independent Consideration	18

ARTICLE IV CONDITIONS TO CLOSING		18

4.1	Conditions to Purchaser’s Obligation to Purchase	18
4.2	Conditions to Sellers’ Obligation to Sell	23
4.3	Service Agreements	24
4.4	No Financing Contingency	24
4.5	Failure or Waiver of Conditions Precedent	24

ARTICLE V THE CLOSING		25

5.1	Date and Manner of Closing	25
5.2	Closing	25
5.3	Delay in Closing; Authority to Close	25

ARTICLE VI DUE DILIGENCE PERIOD		25

6.1	Review and Approval of Documents and Materials	25
6.2	Reliability of Information	26
6.3	Due Diligence Period	26
6.4	Termination	26

i

ARTICLE VII INSPECTIONS		26

7.1	Inspection	26

ARTICLE VIII TITLE AND SURVEY		27

8.1	Title Documents	27
8.2	Survey	27
8.3	Title Objections	27
8.4	New Matters	28
8.5	Insuring Over	29

ARTICLE IX RISK OF LOSS		29

9.1	Casualty	29
9.2	Condemnation	30

ARTICLE X OPERATION OF THE PROPERTY		31

10.1	Operations	31
10.2	Tenant Defaults	31
10.3	Leases During Due Diligence Period	31
10.4	Leases After Due Diligence Period	31
10.5	Purchaser Assumes Costs	31
10.6	Service Agreements	32
10.7	Intentionally Omitted	32
10.8	Wendover Village II Brownfields Notice	32
10.9	Notice Under Certain Wendover Village II Leases	32
10.10	Wendover Environmental Policy	32

ARTICLE XI CLOSING PRORATIONS AND ADJUSTMENTS; PAYMENT OF CLOSING COSTS		33

11.1	General	33
11.2	Prorations	33
11.3	Rents	35
11.4	Costs Incurred Under Leases	36
11.5	Security Deposits	36
11.6	Final Adjustment After Closing	37
11.7	Actual Day Month	37

ARTICLE XII DEFAULT		37

12.1	Default by Purchaser	37
12.2	Default by Sellers	38
12.3	Notice of Default; Opportunity to Cure	39
12.4	Limitation on Damages	39

ARTICLE XIII REPRESENTATIONS AND WARRANTIES		39

13.1	Sellers’ Representations	39
13.2	Definition of Seller’s Knowledge	42
13.3	Purchaser’s Representations, Warranties, and Covenants	42
13.4	Survival	43

ARTICLE XIV ESCROW PROVISIONS		44

14.1	Escrow Provisions	44

ARTICLE XV GENERAL PROVISIONS		45

15.1	No Agreement Lien	45
15.2	Confidentiality	45
15.3	Incorporation	47
15.4	Brokers	47
15.5	Modifications	48
15.6	Notices	48
15.7	Assignment	50
15.8	Further Assurances	50
15.9	Governing Law	50
15.10	Offer Only	50
15.11	Counterparts	50
15.12	E-mail or PDF Signatures	51
15.13	Severability	51
15.14	No Waiver	51
15.15	Intentionally Omitted	51
15.16	Limitation of Liability	51
15.17	Waiver of Jury Trial	52
15.18	Successors and Assigns	52
15.19	No Partnership or Joint Venture	52
15.20	No Recordation	52
15.21	Designation Agreement	52
15.22	Section 1031 Exchanges	53
15.23	Survival	53
15.24	Calculation of Time Periods	54
15.25	Headings	55
15.26	Regulation S-X	55

PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (this “Agreement”) is dated and made as of the 3rd day of December, 2015 (the “Effective Date”) by and between DDR-SAU South Square, L.L.C., a Delaware limited liability company (“South Square Seller”), DDR-SAU Durham Patterson, L.L.C., a Delaware limited liability company (“Patterson Place Seller”), DDR-SAU Wendover Phase II, L.L.C., a Delaware limited liability company (“Wendover Village II Seller”), DDR-SAU Salisbury Alexander, L.L.C., a Delaware limited liability company (“Alexander Pointe Seller”), DDR-SAU Winston-Salem Harper Hill, L.L.C., a Delaware limited liability company (“Harper Hills Seller”), DDR-SAU Greer North Hampton Market, L.L.C., a Delaware limited liability company (“North Hampson Seller”), DDR-SAU Nashville Willowbrook, L.L.C., a Delaware limited liability company (“Willowbrook Seller”), DDR-SAU South Bend Broadmoor, L.L.C., a Delaware limited liability company (“Broadmoor Seller”), DDR-SAU Oakland, L.L.C., a Delaware limited liability company (“Oakland Seller”), DDR-SAU Waynesboro, L.L.C., a Delaware limited liability company (“Waynesboro Seller”), and DDR-SAU Pasadena Red Bluff Limited Partnership, an Illinois limited partnership (“Kroger Junction Seller”), each with an office at c/o Teachers Insurance and Annuity Association of America, 730 Third Avenue, New York, New York 10017 (each, individually, a “Seller” and collectively, “Sellers”), and AHP ACQUISITIONS, LLC, a Virginia limited liability company, with an office at 222 Central Park Avenue, Suite 2100, Virginia Beach, Virginia 23462 (“Purchaser”).

RECITALS

A. Sellers desire to sell and Purchaser desires to purchase all of Sellers’ right, title and interest in and to the Properties (as hereinafter defined) upon the terms and conditions set forth in this Agreement.

B. Certain rules of construction for interpreting this Agreement are set forth on Schedule 1 attached hereto and which is hereby incorporated in and constitutes part of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and provisions contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as set forth below.

ARTICLE I

SALE OF THE PROPERTY

1.1 Sale of Property.  (a)  South Square Seller agrees to sell, transfer and assign to Purchaser and Purchaser agrees to purchase, accept and assume from South Square Seller, subject to and in accordance with the provisions of this Agreement, all of the following (collectively, the “South Square Property”):

(i) South Square Land.  The parcel(s) of real property, including outparcels and pad sites within said parcel(s),  located in Durham, North Carolina more particularly described in Exhibit A‑1 attached hereto, and all of the right, title, and interest of South Square Seller in and to any land lying in the bed of any street, avenue or alley, open or closed, in front of, abutting or adjoining any such parcel(s) of real property, and all right, title and interest of South Square Seller in and to any award made or to be made as a result of any street closure (collectively, “South Square Land”);

(ii) South Square Appurtenances.  All of South Square Seller’s right, title and interest in and to all easements, rights of way, licenses, privileges, subsurface rights, water rights, air rights, development rights and other rights appurtenant to the Land (collectively, “South Square Appurtenances”);

(iii) South Square Improvements.  All improvements and structures located on the South Square Land (collectively, “South Square Improvements”);

(iv) South Square Leases.  All of South Square Seller’s right, title and interest in and to all leases, subleases, licenses, other agreements creating a possessory interest and other occupancy agreements, including all amendments, riders, addenda, exhibits and schedules thereto, and also including any guaranties thereof and any security deposits and other deposits (and any interest thereon),  thereunder, affecting the South Square Land and South Square Improvements which are shown on Exhibit B‑1 attached hereto and any New Leases (as hereinafter defined in Section 10.3) with respect to the South Square Land and the South Square Improvements (collectively, the “South Square Leases”);

(v) South Square Fixtures and Personal Property.  All of South Square Seller’s right, title and interest in and to all fixtures, machinery systems, equipment and personal property owned by South Square Seller attached or appurtenant to, located on and used in connection with the ownership, use, management, maintenance and operation of the South Square Land or the South Square Improvements (collectively, “South Square Fixtures and Personal Property”); and

(vi) South Square Intangible Property.  All of South Square Seller’s right, title and interest, if any, in and to all of the following items, to the extent assignable and without warranty or cost to South Square Seller:  all (A) consents, licenses, approvals (governmental or otherwise), certificates of occupancy, certificates, permits, plans, development rights, warranties, guarantees and floor plans, plans and specifications, and (B) trademarks or tradenames, websites, telephone numbers, copyrights and development rights relating to the South Square Land, South Square Appurtenances, South Square Improvements, South Square Leases or the South Square Fixtures and Personal Property (collectively, “South Square Intangible Property”).

(b) Patterson Place Seller agrees to sell, transfer and assign to Purchaser and Purchaser agrees to purchase, accept and assume from Patterson Place Seller, subject to and in accordance with the provisions of this Agreement, all of the following (collectively, the “Patterson Place Property”):

(i) Patterson Place Land.  The parcel(s) of real property, including outparcels and pad sites within said parcel(s),  located in Durham, North Carolina more particularly described in Exhibit A‑2 attached hereto, and all of the right, title, and interest of Patterson Place Seller in and to any land lying in the bed of any street, avenue or alley, open or closed, in front of, abutting or adjoining any such parcel(s) of real property, and all right, title and interest of Patterson Place Seller in and to any award made or to be made as a result of any street closure (collectively, “Patterson Place Land”);

(ii) Patterson Place Appurtenances.  All of Patterson Place Seller’s right, title and interest in and to all easements, rights of way, licenses, privileges, subsurface rights, water rights, air rights, development rights and other rights appurtenant to the Land (collectively, “Patterson Place Appurtenances”);

(iii) Patterson Place Improvements.  All improvements and structures located on the Patterson Place Land (collectively, “Patterson Place Improvements”);

(iv) Patterson Place Leases.  All of Patterson Place Seller’s right, title and interest in and to all leases, subleases, licenses, other agreements creating a possessory interest and other occupancy agreements, including all amendments, riders, addenda, exhibits and schedules thereto, and also including any guaranties thereof and any security deposits and other deposits (and any interest thereon),  thereunder, affecting the Patterson Place Land and Patterson Place Improvements which are shown on Exhibit B‑2 attached hereto and any New Leases with respect to the Patterson Place Land and the Patterson Place Improvements (collectively, the “Patterson Place Leases”);

(v) Patterson Place Fixtures and Personal Property.  All of Patterson Place Seller’s right, title and interest in and to all fixtures, machinery systems, equipment and personal property owned by Patterson Place Seller attached or appurtenant to, located on and used in connection with the ownership, use, management, maintenance and operation of the Patterson Place Land or the Patterson Place Improvements (collectively, “Patterson Place Fixtures and Personal Property”); and

(vi) Patterson Place Intangible Property.  All of Patterson Place Seller’s right, title and interest, if any, in and to all of the following items, to the extent assignable and without warranty or cost to Patterson Place Seller:  all (A) consents, licenses, approvals (governmental or otherwise), certificates of occupancy, certificates, permits, plans, development rights, warranties, guarantees and floor plans, plans and specifications, and (B) trademarks or tradenames, websites, telephone numbers, copyrights and development rights relating to the Patterson Place Land, Patterson Place Appurtenances, Patterson Place Improvements, Patterson Place Leases or the Patterson Place Fixtures and Personal Property (collectively, “Patterson Place Intangible Property”).

(c) Wendover Village II Seller agrees to sell, transfer and assign to Purchaser and Purchaser agrees to purchase, accept and assume from Wendover Village II Seller, subject to and in accordance with the provisions of this Agreement, all of the following (collectively, the “Wendover Village II Property”):

(i) Wendover Village II Land.  The parcel(s) of real property, including outparcels and pad sites within said parcel(s),  located in Greensboro, North Carolina more particularly described in Exhibit A‑3 attached hereto, and all of the right, title, and interest of Wendover Village II Seller in and to any land lying in the bed of any street, avenue or alley, open or closed, in front of, abutting or adjoining any of the parcels of real property, and all right, title and interest of Wendover Village II Seller in and to any award made or to be made as a result of any street closure (collectively, “Wendover Village II Land”);

(ii) Wendover Village II Appurtenances.  All of Wendover Village II Seller’s right, title and interest in and to all easements, rights of way, licenses, privileges, subsurface rights, water rights, air rights, development rights and other rights appurtenant to the Land (collectively, “Wendover Village II Appurtenances”);

(iii) Wendover Village II Improvements.  All improvements and structures located on the Wendover Village II Land (collectively, “Wendover Village II Improvements”);

(iv) Wendover Village II Leases.  All of Wendover Village II Seller’s right, title and interest in and to leases, subleases, licenses, other agreements creating a possessory interest and other occupancy agreements, including all amendments, riders, addenda, exhibits and schedules thereto, and also including any guaranties thereof and any security deposits and other deposits (and any interest thereon),  thereunder, affecting the Wendover Village II Land and Wendover Village II Improvements which are shown on Exhibit B‑3 attached hereto and any New Leases with respect to the Wendover Village II Land and the Wendover Village II Improvements (collectively, the “Wendover Village II Leases”);

(v) Wendover Village II Fixtures and Personal Property.  All of Wendover Village II Seller’s right, title and interest in and to all fixtures, machinery systems, equipment and personal property owned by Wendover Village II Seller attached or appurtenant to, located on and used in connection with the ownership, use, management, maintenance and operation of the Wendover Village II Land or the Wendover Village II Improvements (collectively, “Wendover Village II Fixtures and Personal Property”); and

(vi) Wendover Village II Intangible Property. All of Wendover Village II Seller’s right, title and interest, if any, in and to all of the following items, to the extent assignable and without warranty or cost to Wendover Village II Seller:  all (A) consents, licenses, approvals (governmental or otherwise), certificates of occupancy, certificates, permits, plans, development rights, warranties, guarantees and floor plans, plans and specifications, (B) environmental agreements and the rights, covenants and protections contained therein including, but not limited to, the Brownfields Agreement between the North Carolina Department of Environmental Quality (formerly known as the North Carolina Department of Environmental and Natural Resources, hereinafter referred to as “NCDEQ”) and Wendover Village, LLC and executed on February 21, 2003 (the “Wendover Brownfields Agreement”), a copy of which is attached as Exhibit A to that certain Notice of Brownfields Property dated February 24, 2003 and recorded in the Register of Deeds for Guilford County, North Carolina in Deed Book 5751, Page 2110 (the “Wendover Brownfields Notice”); and (C) trademarks or tradenames, websites, telephone numbers, copyrights and development rights relating to the Wendover Village II Land, Wendover Village II Appurtenances, Wendover Village II Improvements, Wendover Village II Leases or the Wendover Village II Fixtures and Personal Property (collectively, “Wendover Village II Intangible Property”; provided, however that the foregoing Wendover Village II Intangible Property shall not include the Wendover Village II Seller’s right, title and/or interest to the Pollution Legal Liability Select Policy issued by AIG Specialty Insurance Company (the “Wendover Environmental Policy”) held by the Wendover Village II Seller on the Wendover Village II Property).

(d) Alexander Pointe Seller agrees to sell, transfer and assign to Purchaser and Purchaser agrees to purchase, accept and assume from Alexander Pointe Seller, subject to and in accordance with the provisions of this Agreement, all of the following (collectively, the “Alexander Pointe Property”):

(i) Alexander Pointe Land.  The parcel(s) of real property, including outparcels and pad sites within said parcel(s),  located in Salisbury, North Carolina more particularly described in Exhibit A‑4 attached hereto, and all of the right, title, and interest of Alexander Pointe Seller in and to any land lying in the bed of any street, avenue or alley, open or closed, in front of, abutting or adjoining any such parcel(s) of real property, and all right, title and interest of Alexander Pointe Seller in and to any award made or to be made as a result of any street closure (collectively, “Alexander Pointe Land”);

(ii) Alexander Pointe Appurtenances.  All of Alexander Pointe Seller’s right, title and interest in and to all easements, rights of way, licenses, privileges, subsurface rights, water rights, air rights, development rights and other rights appurtenant to the Land (collectively, “Alexander Pointe Appurtenances”);

(iii) Alexander Pointe Improvements.  All improvements and structures located on the Alexander Pointe Land (collectively, “Alexander Pointe Improvements”);

(iv) Alexander Pointe Leases.  All of Alexander Pointe Seller’s right, title and interest in and to all leases, subleases, licenses, other agreements creating a possessory interest and other occupancy agreements, including all amendments, riders, addenda, exhibits and schedules thereto, and also including any guaranties thereof and any security deposits and other deposits (and any interest thereon),  thereunder, affecting the Alexander Pointe Land and Alexander Pointe Improvements which are shown on Exhibit B‑4 attached hereto and any New Leases with respect to the Alexander Pointe

Land and the Alexander Pointe Improvements (collectively, the “Alexander Pointe Leases”);

(v) Alexander Pointe Fixtures and Personal Property.  All of Alexander Pointe Seller’s right, title and interest in and to all fixtures, machinery systems, equipment and personal property owned by Alexander Pointe Seller attached or appurtenant to, located on and used in connection with the ownership, use, management, maintenance and operation of the Alexander Pointe Land or the Alexander Pointe Improvements (collectively, “Alexander Pointe Fixtures and Personal Property”); and

(vi) Alexander Pointe Intangible Property.  All of Alexander Pointe Seller’s right, title and interest, if any, in and to all of the following items, to the extent assignable and without warranty or cost to Alexander Pointe Seller:  all (A) consents, licenses, approvals (governmental or otherwise), certificates of occupancy, certificates, permits, plans, development rights, warranties, guarantees and floor plans, plans and specifications, and (B) trademarks or tradenames, websites, telephone numbers, copyrights and development rights relating to the Alexander Pointe Land, Alexander Pointe Appurtenances, Alexander Pointe Improvements, Alexander Pointe Leases or the Alexander Pointe Fixtures and Personal Property (collectively, “Alexander Pointe Intangible Property”).

(e) Harper Hills Seller agrees to sell, transfer and assign to Purchaser and Purchaser agrees to purchase, accept and assume from Harper Hills Seller, subject to and in accordance with the provisions of this Agreement, all of the following (collectively, the “Harper Hills Property”, and together with the South Square Property, the Patterson Place Property, the Wendover Village II Property and the Alexander Pointe Property, the “North Carolina Properties”):

(i) Harper Hills Land.  The parcel(s) of real property, including outparcels and pad sites within said parcel(s),  located in Winston-Salem, North Carolina more particularly described in Exhibit A‑5 attached hereto, and all of the right, title, and interest of Harper Hills Seller in and to any land lying in the bed of any street, avenue or alley, open or closed, in front of, abutting or adjoining any such parcel(s) of real property, and all right, title and interest of Harper Hills Seller in and to any award made or to be made as a result of any street closure (collectively, “Harper Hills Land”);

(ii) Harper Hills Appurtenances.  All of Harper Hills Seller’s right, title and interest in and to all easements, rights of way, licenses, privileges, subsurface rights, water rights, air rights, development rights and other rights appurtenant to the Land (collectively, “Harper Hills Appurtenances”);

(iii) Harper Hills Improvements.  All improvements and structures located on the Harper Hills Land (collectively, “Harper Hills Improvements”);

(iv) Harper Hills Leases.  All of Harper Hills Seller’s right, title and interest in and to all leases, subleases, licenses, other agreements creating a possessory interest and other occupancy agreements, including all amendments, riders, addenda, exhibits and schedules thereto, and also including any guaranties thereof and any security deposits and other deposits (and any interest thereon),  thereunder, affecting the Harper Hills Land and Harper Hills Improvements which are shown on Exhibit B‑5 attached hereto and any New Leases with respect to the Harper Hills Land and the Harper Hills Improvements (collectively, the “Harper Hills Leases”);

(v) Harper Hills Fixtures and Personal Property.  All of Harper Hills Seller’s right, title and interest in and to all fixtures, machinery systems, equipment and personal property owned by Harper Hills Seller attached or appurtenant to, located on and used in connection with the ownership, use, management, maintenance and operation of the Harper Hills Land or the Harper Hills Improvements (collectively, “Harper Hills Fixtures and Personal Property”); and

(vi) Harper Hills Intangible Property.  All of Harper Hills Seller’s right, title and interest, if any, in and to all of the following items, to the extent assignable and without warranty or cost to Harper Hills Seller:  all (A) consents, licenses, approvals (governmental or otherwise), certificates of occupancy, certificates, permits, plans, development rights, warranties, guarantees and floor plans, plans and specifications, and (B) trademarks or tradenames, websites, telephone numbers, copyrights and development rights relating to the Harper Hills Land, Harper Hills Appurtenances, Harper Hills Improvements, Harper Hills Leases or the Harper Hills Fixtures and Personal Property (collectively, “Harper Hills Intangible Property”).

(f) North Hampton Seller agrees to sell, transfer and assign to Purchaser and Purchaser agrees to purchase, accept and assume from North Hampton Seller, subject to and in accordance with the provisions of this Agreement, all of the following (collectively, the “North Hampton Property”):

(i) North Hampton Land.  The parcel(s) of real property, including outparcels and pad sites within said parcel(s),  located in Taylors, South Carolina more particularly described in Exhibit A‑6 attached hereto, and all of the right, title, and interest of North Hampton Seller in and to any land lying in the bed of any street, avenue or alley, open or closed, in front of, abutting or adjoining any such parcel(s) of real property, and all right, title and interest of North Hampton Seller in and to any award made or to be made as a result of any street closure (collectively, “North Hampton Land”);

(ii) North Hampton Appurtenances.  All of North Hampton Seller’s right, title and interest in and to all easements, rights of way, licenses, privileges, subsurface rights, water rights, air rights, development rights and other rights appurtenant to the Land (collectively, “North Hampton Appurtenances”);

(iii) North Hampton Improvements.  All improvements and structures located on the North Hampton Land (collectively, “North Hampton Improvements”);

(iv) North Hampton Leases. All of North Hampton Seller’s right, title and interest in and to all leases, subleases, licenses, other agreements creating a possessory interest and other occupancy agreements, including all amendments, riders, addenda, exhibits and schedules thereto, and also including any guaranties thereof and any security deposits and other deposits (and any interest thereon),  thereunder, affecting the North Hampton Land and North Hampton Improvements which are shown on Exhibit B‑6 attached hereto and any New Leases with respect to the North Hampton Land and the North Hampton Improvements (collectively, the “North Hampton Leases”);

(v) North Hampton Fixtures and Personal Property.  All North Hampton Seller’s right, title and interest in and to all fixtures, machinery systems, equipment and personal property owned by North Hampton Seller attached or appurtenant to, located on and used in connection with the ownership, use, management, maintenance and operation of the North Hampton Land or the North Hampton Improvements (collectively, “North Hampton Fixtures and Personal Property”); and

(vi) North Hampton Intangible Property.  All of North Hampton Seller’s right, title and interest, if any, in and to all of the following items, to the extent assignable and without warranty or cost to North Hampton Seller:  all (A) consents, licenses, approvals (governmental or otherwise), certificates of occupancy, certificates, permits, plans, development rights, warranties, guarantees and floor plans, plans and specifications, and (B) trademarks or tradenames, websites, telephone numbers, copyrights and development rights relating to the North Hampton Land, North Hampton Appurtenances, North Hampton Improvements, North Hampton Leases or the North Hampton Fixtures and Personal Property (collectively, “North Hampton Intangible Property”).

(g) Willowbrook Seller agrees to sell, transfer and assign to Purchaser and Purchaser agrees to purchase, accept and assume from Willowbrook Seller, subject to and in accordance with the provisions of this Agreement, all of the following (collectively, the “Willowbrook Property”):

(i) Willowbrook Land.  The parcel(s) of real property, including outparcels and pad sites within said parcel(s),  located in Nashville, Tennessee more particularly described in Exhibit A‑7 attached hereto, and all of the right, title, and interest of Willowbrook Seller in and to any land lying in the bed of any street, avenue or alley, open or closed, in front of, abutting or adjoining any such parcel(s) of real property, and all right, title and interest of Willowbrook Seller in and to any award made or to be made as a result of any street closure (collectively, “Willowbrook Land”);

(ii) Willowbrook Appurtenances.  All of Willowbrook Seller’s right, title and interest in and to all easements, rights of way, licenses, privileges, subsurface rights, water rights, air rights, development rights and other rights appurtenant to the Land (collectively, “Willowbrook Appurtenances”);

(iii) Willowbrook Improvements.  All improvements and structures located on the Willowbrook Land (collectively, “Willowbrook Improvements”);

(iv) Willowbrook Leases.  All of Willowbrook Seller’s right, title and interest in and to all leases, subleases, licenses, other agreements creating a possessory interest and other occupancy agreements, including all amendments, riders, addenda, exhibits and schedules thereto, and also including any guaranties thereof and any security deposits and other deposits (and any interest thereon),  thereunder, affecting the Willowbrook Land and Willowbrook Improvements which are shown on Exhibit B‑7 attached hereto and any New Leases with respect to the Willowbrook Land and the Willowbrook Improvements (collectively, the “Willowbrook Leases”);

(v) Willowbrook Fixtures and Personal Property.  All of Willowbrook Seller’s right, title and interest in and to all fixtures, machinery systems, equipment and personal property owned by Willowbrook Seller attached or appurtenant to, located on and used in connection with the ownership, use, management, maintenance and operation of the Willowbrook Land or the Willowbrook Improvements (collectively, “Willowbrook Fixtures and Personal Property”); and

(vi) Willowbrook Intangible Property.  All of Willowbrook Seller’s right, title and interest, if any, in and to all of the following items, to the extent assignable and without warranty or cost to Willowbrook Seller:  all (A) consents, licenses, approvals (governmental or otherwise), certificates of occupancy, certificates, permits, plans, development rights, warranties, guarantees and floor plans, plans and specifications, and (B) trademarks or tradenames, websites, telephone numbers, copyrights and development rights relating to the Willowbrook Land, Willowbrook Appurtenances, Willowbrook Improvements, Willowbrook Leases or the Willowbrook Fixtures and Personal Property (collectively, “Willowbrook Intangible Property”).

(h) Broadmoor Seller agrees to sell, transfer and assign to Purchaser and Purchaser agrees to purchase, accept and assume from Broadmoor Seller, subject to and in accordance with the provisions of this Agreement, all of the following (collectively, the “Broadmoor Property”):

(i) Broadmoor Land.  The parcel(s) of real property, including outparcels and pad sites within said parcel(s),  located in South Bend, Indiana more particularly described in Exhibit A‑8 attached hereto, and all of the right, title, and interest of Broadmoor Seller in and to any land lying in the bed of any street, avenue or alley, open or closed, in front of, abutting or adjoining any such parcel(s) of real property, and all right, title and interest of Broadmoor Seller in and to any award made or to be made as a result of any street closure (collectively, “Broadmoor Land”);

(ii) Broadmoor Appurtenances.  All of Broadmoor Seller’s right, title and interest in and to all easements, rights of way, licenses, privileges, subsurface rights, water rights, air rights, development rights and other rights appurtenant to the Land (collectively, “Broadmoor Appurtenances”);

(iii) Broadmoor Improvements.  All improvements and structures located on the Broadmoor Land (collectively, “Broadmoor Improvements”);

(iv) Broadmoor Leases.  All of Broadmoor Seller’s right, title and interest in and to all leases, subleases, licenses, other agreements creating a possessory interest and other occupancy agreements, including all amendments, riders, addenda, exhibits and schedules thereto, and also including any guaranties thereof and any security deposits and other deposits (and any interest thereon),  thereunder, affecting the Broadmoor Land and Broadmoor Improvements which are shown on Exhibit B‑8 attached hereto and any New Leases with respect to the Broadmoor Land and the Broadmoor Improvements (collectively, the “Broadmoor Leases”);

(v) Broadmoor Fixtures and Personal Property.  All of Broadmoor Seller’s right, title and interest in and to all fixtures, machinery systems, equipment and personal property owned by Broadmoor Seller attached or appurtenant to, located on and used in connection with the ownership, use, management, maintenance and operation of the Broadmoor Land or the Broadmoor Improvements (collectively, “Broadmoor Fixtures and Personal Property”); and

(vi) Broadmoor Intangible Property.  All of Broadmoor Seller’s right, title and interest, if any, in and to all of the following items, to the extent assignable and without warranty or cost to Broadmoor Seller:  all (A) consents, licenses, approvals (governmental or otherwise), certificates of occupancy, certificates, permits, plans, development rights, warranties, guarantees and floor plans, plans and specifications, and (B) trademarks or tradenames, websites, telephone numbers, copyrights and development rights relating to the Broadmoor Land, Broadmoor Appurtenances, Broadmoor Improvements, Broadmoor Leases or the Broadmoor Fixtures and Personal Property (collectively, “Broadmoor Intangible Property”).

(i) Oakland Seller agrees to sell, transfer and assign to Purchaser and Purchaser agrees to purchase, accept and assume from Oakland Seller, subject to and in accordance with the provisions of this Agreement, all of the following (collectively, the “Oakland Property”):

(i) Oakland Land.  The parcel(s) of real property, including outparcels and pad sites within said parcel(s),  located in Oakland, Tennessee more particularly described in Exhibit A‑9 attached hereto, and all of the right, title, and interest of Oakland Seller in and to any land lying in the bed of any street, avenue or alley, open or closed, in front of, abutting or adjoining any such parcel(s) of real property, and all right, title and interest of Oakland Seller in and to any award made or to be made as a result of any street closure (collectively, “Oakland Land”);

(ii) Oakland Appurtenances.  All of Oakland Seller’s right, title and interest in and to all easements, rights of way, licenses, privileges, subsurface rights, water rights, air rights, development rights and other rights appurtenant to the Land (collectively, “Oakland Appurtenances”);

(iii) Oakland Improvements.  All improvements and structures located on the Oakland Land (collectively, “Oakland Improvements”);

(iv) Oakland Leases.  All of Oakland Seller’s right, title and interest in and to all leases, subleases, licenses, other agreements creating a possessory interest and other occupancy agreements, including all amendments, riders, addenda, exhibits and schedules thereto, and also including any guaranties thereof and any security deposits and other deposits (and any interest thereon),  thereunder, affecting the Oakland Land and Oakland Improvements which are shown on Exhibit B‑9 attached hereto and any New Leases with respect to the Oakland Land and the Oakland Improvements (collectively, the “Oakland Leases”);

(v) Oakland Fixtures and Personal Property.  All of Oakland Seller’s right, title and interest in and to all fixtures, machinery systems, equipment and personal property owned by Oakland Seller attached or appurtenant to, located on and used in connection with the ownership, use, management, maintenance and operation of the Oakland Land or the Oakland Improvements (collectively, “Oakland Fixtures and Personal Property”); and

(vi) Oakland Intangible Property.  All of Oakland Seller’s right, title and interest, if any, in and to all of the following items, to the extent assignable and without warranty or cost to Oakland Seller:  all (A) consents, licenses, approvals (governmental or otherwise), certificates of occupancy, certificates, permits, plans, development rights, warranties, guarantees and floor plans, plans and specifications, and (B) trademarks or tradenames, websites, telephone numbers, copyrights and development rights relating to the Oakland Land, Oakland Appurtenances, Oakland Improvements, Oakland Leases or the Oakland Fixtures and Personal Property (collectively, “Oakland Intangible Property”).

(j) Waynesboro Seller agrees to sell, transfer and assign to Purchaser and Purchaser agrees to purchase, accept and assume from Waynesboro Seller, subject to and in accordance with the provisions of this Agreement, all of the following (collectively, the “Waynesboro Property”):

(i) Waynesboro Land.  The parcel(s) of real property, including outparcels and pad sites within said parcel(s),  located in Waynesboro, Virginia more particularly described in Exhibit A‑10 attached hereto, and all of the right, title, and interest of Waynesboro Seller in and to any land lying in the bed of any street, avenue or alley, open or closed, in front of, abutting or adjoining any such parcel(s) of real property, and all right, title and interest of Waynesboro Seller in and to any award made or to be made as a result of any street closure (collectively, “Waynesboro Land”);

(ii) Waynesboro Appurtenances.  All of Waynesboro Seller’s right, title and interest in and to all easements, rights of way, licenses, privileges, subsurface rights, water rights, air rights, development rights and other rights appurtenant to the Land (collectively, “Waynesboro Appurtenances”);

(iii) Waynesboro Improvements.  All improvements and structures located on the Waynesboro Land (collectively, “Waynesboro Improvements”);

(iv) Waynesboro Leases.  All of Waynesboro Seller’s right, title and interest in and to all leases, subleases, licenses, other agreements creating a possessory interest and other occupancy agreements, including all amendments, riders, addenda, exhibits and schedules thereto, and also including any guaranties thereof and any security deposits and other deposits (and any interest thereon),  thereunder, affecting the Waynesboro Land and Waynesboro Improvements which are shown on Exhibit B‑10 attached hereto and any New Leases with respect to the Waynesboro Land and the Waynesboro Improvements (collectively, the “Waynesboro Leases”);

(v) Waynesboro Fixtures and Personal Property.  All of Waynesboro Seller’s right, title and interest in and to all fixtures, machinery systems, equipment and personal property owned by Waynesboro Seller attached or appurtenant to, located on and used in connection with the ownership, use, management, maintenance and operation of the Waynesboro Land or the Waynesboro Improvements (collectively, “Waynesboro Fixtures and Personal Property”); and

(vi) Waynesboro Intangible Property.  All Waynesboro Seller’s right, title and interest, if any, in and to all of the following items, to the extent assignable and without warranty or cost to Waynesboro Seller:  all (A) consents, licenses, approvals (governmental or otherwise), certificates of occupancy, certificates, permits, plans, development rights, warranties, guarantees and floor plans, plans and specifications, and (B) trademarks or tradenames, websites, telephone numbers, copyrights and development rights relating to the Waynesboro Land, Waynesboro Appurtenances, Waynesboro Improvements, Waynesboro Leases or the Waynesboro Fixtures and Personal Property (collectively, “Waynesboro Intangible Property”).

(k) Kroger Junction Seller agrees to sell, transfer and assign to Purchaser and Purchaser agrees to purchase, accept and assume from Kroger Junction Seller, subject to and in accordance with the provisions of this Agreement, all of the following (collectively, the “Kroger Junction Property”, and together with the South Shore Property, the Patterson Place Property, the Wendover Village II Property, the Alexander Pointe Property, the Harper Hills Property, the North Hampton Property, the Willowbrook Property, the Broadmoor Property, the Oakland Property and the Waynesboro Property, collectively, the “Properties” and each, sometimes a “Property”):

(i) Kroger Junction Land.  The parcel(s) of real property , including outparcels and pad sites within said parcel(s),  located in Pasadena, Texas more particularly described in Exhibit A‑11 attached hereto, and all of the right, title, and interest of Kroger Junction Seller in and to any land lying in the bed of any street, avenue or alley, open or closed, in front of, abutting or adjoining any such parcel(s) of real property, and all right, title and interest of Kroger Junction Seller in and to any award made or to be made as a result of any street closure (collectively, “Kroger Junction Land”);

(ii) Kroger Junction Appurtenances.  All of Kroger Junction Seller’s right, title and interest in and to all easements, rights of way, licenses, privileges, subsurface rights, water rights, air rights, development rights and other rights appurtenant to the Land (collectively, “Kroger Junction Appurtenances”);

(iii) Kroger Junction Improvements.  All improvements and structures located on the Kroger Junction Land (the “Kroger Junction Improvements”, and together with the South Shore  Improvements, the Patterson Place Improvements, the Wendover Village II Improvements, the Alexander Pointe Improvements, the Harper Hills Improvements, the North Hampton Improvements, the Willowbrook Improvements, the Broadmoor Improvements, the Oakland Improvements and the Waynesboro Improvements, collectively, the “Improvements”);

(iv) Kroger Junction Leases.  All of Kroger Junction Seller’s right, title and interest in and to all leases, subleases, licenses, other agreements creating a possessory interest and other occupancy agreements, including all amendments, riders, addenda, exhibits and schedules thereto, and also including any guaranties thereof and any security deposits and other deposits (and any interest thereon),  thereunder, affecting the Kroger Junction Land and Kroger Junction Improvements which are shown on Exhibit B‑11 attached hereto and any New Leases with respect to the Kroger Junction Land and the Kroger Junction Improvements (collectively, the “Kroger Junction Leases”, and together with the South Shore Leases, the Patterson Place Leases, the Wendover Village II Leases, the Alexander Pointe Leases, the Harper Hills Leases, the North Hampton Leases, the Willowbrook Leases, the Broadmoor Leases, the Oakland Leases, and the Waynesboro Leases, collectively, the “Leases”);

(v) Kroger Junction Fixtures and Personal Property.  All of Kroger Junction Seller’s right, title and interest in and to all fixtures, machinery systems, equipment and personal property owned by Kroger Junction Seller attached or appurtenant to, located on and used in connection with the ownership, use, management, maintenance and operation of the Kroger Junction Kroger Junction Land or the Kroger Junction Improvements (collectively, “Kroger Junction Fixtures and Personal Property”); and

(vi) Kroger Junction Intangible Property.  All of Kroger Junction Seller’s right, title and interest, if any, in and to all of the following items, to the extent assignable and without warranty or cost to Kroger Junction Seller:  all (A) consents, licenses, approvals (governmental or otherwise), certificates of occupancy, certificates, permits, plans, development rights, warranties, guarantees and floor plans, plans and specifications, and (B) trademarks or tradenames, websites, telephone numbers, copyrights and development rights relating to the Kroger Junction Land, Kroger Junction Appurtenances, Kroger Junction Improvements, Kroger Junction Leases or the Kroger Junction Fixtures and Personal Property (collectively, “Kroger Junction Intangible Property”).

1.2 No Representations.  Except for Sellers’ representations and warranties set forth in Article XIII or in the Closing Documents (as hereinafter defined) executed by Sellers, Sellers make no express or implied representation or warranty with respect to the Properties, and, to the extent permitted by law, excludes and disclaims any statutory and other representations and/or warranties.

1.3 No Reliance.  Purchaser agrees that except for Sellers’ representations and warranties set forth in Article XIII or in the Closing Documents, Purchaser is not relying on and has not relied on any statements, promises, information or representations made or furnished by Sellers or by any real estate broker, agent or any other person representing or purporting to represent Sellers but rather is relying solely on its own expertise and on the expertise of its consultants and on the inspections and investigations Purchaser and its consultants have conducted or will conduct.

1.4 Acceptance of Deeds and Purchase Price.

(a) Purchaser hereby acknowledges and agrees that the acceptance by Purchaser of the Deeds (as hereinafter defined) by Purchaser shall be deemed to be full performance and discharge of every agreement and obligation on the part of Sellers to be performed under this Agreement except those, if any, which are herein specifically stated to survive the Closing and/or the delivery of the Deeds.  No agreement or representation or warranty made in this Agreement by any Seller will survive the Closing and the delivery of the Deeds, unless expressly provided otherwise.

(b) Sellers hereby acknowledge and agree that the acceptance of the Purchase Price (as hereinafter defined) by Sellers shall be deemed to be full performance and discharge of every agreement and obligation on the part of Purchaser to be performed under this Agreement except those, if any, which are herein specifically stated to survive the Closing and the delivery of the Deeds. No agreement or representation or warranty made in this Agreement by Purchaser will survive the Closing and the delivery of the Deeds, unless expressly provided otherwise.

1.5 “AS IS”.  EXCEPT AS SPECIFICALLY SET FORTH TO THE CONTRARY IN THIS AGREEMENT OR IN ANY OF THE CLOSING DOCUMENTS EXECUTED BY SELLERS, PURCHASER AGREES (A) TO TAKE THE PROPERTIES IN THE CONDITION EXISTING ON THE CLOSING DATE “AS IS, WHERE IS, WITH ALL FAULTS” OF EVERY KIND AND NATURE WHATSOEVER, WHETHER LATENT OR PATENT AND WHETHER NOW OR HEREAFTER EXISTING, AND (B) THAT NO REPRESENTATIONS OR WARRANTIES ARE MADE OR RESPONSIBILITIES ASSUMED BY SELLERS AS TO THE CONDITION OF THE PROPERTIES, AS TO THE TERMS OF ANY LEASES OR OTHER DOCUMENTS OR AS TO ANY INCOME, EXPENSE, OPERATION OR ANY OTHER MATTER OR THING AFFECTING OR RELATING TO THE PROPERTIES, NOW OR ON THE CLOSING DATE.

PURCHASER ACKNOWLEDGES THAT AS OF THE CLOSING DATE, PURCHASER WILL HAVE INSPECTED THE PROPERTIES AND OBSERVED THE PHYSICAL CHARACTERISTICS AND CONDITIONS OF EACH AND WILL HAVE HAD THE OPPORTUNITY TO CONDUCT SUCH INVESTIGATIONS AND STUDIES ON OR OVER THE PROPERTIES AND ADJACENT AREAS AS IT DEEMS NECESSARY AND, EXCEPT FOR THE EXCEPTED CLAIMS (AS DEFINED BELOW), HEREBY WAIVES ANY AND

ALL OBJECTIONS TO OR COMPLAINTS REGARDING THE PROPERTIES AND THE CONDITION OF EACH, INCLUDING, BUT NOT LIMITED TO, FEDERAL, STATE OR COMMON LAW-BASED ACTIONS AND ANY PRIVATE RIGHT OF ACTION UNDER STATE AND FEDERAL LAW TO WHICH THE PROPERTIES ARE OR MAY BE SUBJECT, INCLUDING, BUT NOT LIMITED TO, CLAIMS RELATING TO CERCLA, RCRA, PHYSICAL CHARACTERISTICS AND EXISTING CONDITIONS, INCLUDING STRUCTURAL AND GEOLOGICAL CONDITIONS, SUBSURFACE SOIL AND WATER CONDITIONS, AND SOLID AND HAZARDOUS WASTE AND HAZARDOUS MATERIALS ON, UNDER, ADJACENT TO OR OTHERWISE AFFECTING THE PROPERTIES.  PURCHASER FURTHER ASSUMES THE RISK OF CHANGES IN APPLICABLE LAWS AND REGULATIONS RELATING TO PAST, PRESENT AND FUTURE ENVIRONMENTAL CONDITIONS ON THE PROPERTIES AND THE RISK THAT ADVERSE PHYSICAL CHARACTERISTICS AND CONDITIONS, INCLUDING THE PRESENCE OF HAZARDOUS MATERIALS OR OTHER CONTAMINANTS, MAY NOT HAVE BEEN REVEALED BY ITS INVESTIGATION.

1.6 Seller Released from Liability.  Except with respect to any representation expressly provided by Sellers in this Agreement or in the Closing Documents (including the Sellers’ Representations (as hereinafter defined), Purchaser hereby fully and forever waives, and Sellers hereby fully and forever disclaim and shall not be liable or bound in any manner by, any and all warranties, guarantees, promises, statements, representations or information of whatever type or kind with respect to the Properties, whether express, implied or otherwise, including warranties of fitness for a particular purpose, tenantability, habitability or use.  Purchaser agrees that:

(a) Except for any Claims (as defined below) arising out of a breach or default by Sellers under this Agreement (including a breach of any of Sellers’ representations and warranties in Article XIII) or the Closing Documents executed by any Seller (“Excepted Claims”), Purchaser and anyone claiming by, through or under Purchaser hereby waives its right to recover from and fully and irrevocably releases Sellers and each Seller’s employees, officers, directors, trustees, shareholders, members, partners, representatives, agents, servants, attorneys, affiliates, parents, subsidiaries, successors and assigns, and all persons, firms, corporations and organizations in their behalf (“Released Parties”) from any and all claims, responsibility and/or liability that it may now have or hereafter acquire against any of the Released Parties for any and all costs, losses, claims, liabilities, damages, expenses, demands, debts, controversies, claims, actions or causes of actions (collectively, “Claims”) arising from or related to the condition (including any construction defects, errors, omissions or other conditions, latent or otherwise, and the presence in the soil, air, structures and surface and subsurface waters or materials or substances that have been or may in the future be deemed to be hazardous materials or otherwise toxic, hazardous, undesirable or subject to regulation and that may need to be specifically treated, handled and/or removed from the Properties under current or future federal, state and local laws, regulations or guidelines or common law), valuation, salability or utility of the Properties, condition of title to the Properties, compliance with any applicable federal, state or local law, rule or regulations or common law with respect to any of the Properties, or any Property’s suitability for any purposes whatsoever, and any information furnished by the Released Parties in connection with this Agreement.   Purchaser hereby agrees, represents and

warrants that (i) Purchaser realizes and acknowledges that factual matters now unknown to it may have given or may hereafter give rise to Claims which are presently unknown, unanticipated and unsuspected, and (ii) the waivers and releases herein have been negotiated and agreed upon in light of such realization, and (iii) Purchaser nevertheless intends to and does hereby, to the extent permitted by law, release, discharge and acquit the Released Parties from any and all Claims, except for Excepted Claims.

(b) Except for the Excepted Claims, Purchaser agrees that under no circumstances will it make any claim against, bring any action, cause of action or proceeding against, or assert any liability upon, Sellers, their agents, consultants, contractors, or any other persons who prepared or furnished any of the Property Documents (as hereinafter defined) (such parties, collectively, the “Property Documents Preparers”) as a result of the inaccuracy, unreliability or insufficiency of, or any defect or mistake in, any of the Property Documents (including the negligence of any Property Documents Preparer in connection with the preparation or furnishing of any of the Property Documents), and Purchaser hereby fully and forever releases, acquits and discharges Sellers and each Property Documents Preparer of and from any such claims, actions, causes of action, proceedings or liability, whether known or unknown.  This release expressly includes claims of which Purchaser is presently unaware or which Purchaser does not presently suspect to exist which, if known by Purchaser, would materially affect Purchaser’s release of Sellers.

1.7 Purchaser’s Waiver of Objections.  Notwithstanding anything to the contrary herein, Purchaser and Seller acknowledge that any written disclosures made to or discoveries made by Purchaser prior to the Closing shall constitute notice to Purchaser of the matter(s) disclosed or discovered, and Sellers shall have no further liability if Purchaser thereafter consummates the transaction contemplated hereby.

1.8 Survival.  Sellers and Purchaser have agreed upon the Purchase Price relating to the Property and other provisions of this Agreement in contemplation and consideration of the parties’ agreeing to the provisions of Sections 1.2, 1.3, 1.4, 1.5, 1.6 and 1.7, which Sections shall survive the Closing indefinitely and the delivery of the Deeds and/or termination of this Agreement and shall not be deemed merged into the Deeds or other documents executed and delivered by Purchaser or Sellers, or both, at or in connection with Closing (the Deeds together with such other documents, the “Closing Documents”).

ARTICLE II

PURCHASE PRICE

2.1 Purchase Price.  The purchase price is One Hundred Seventy Million Five Hundred Thousand and 00/100 Dollars ($170,500,000.00) (the “Purchase Price”).  The Purchase Price, net to Sellers without deduction, credit to Purchaser or expense to Sellers, except as expressly provided otherwise in this Agreement, will have been deposited by Purchaser with Escrow Agent (as defined in Section 3.1) no later than the time of Closing by wire transfer of immediately available federal funds.  No portion of the Purchase Price shall be allocated, nor attributable, to any items of personal property.  The Purchase Price must be received by Sellers by 1:00 P.M. EST on a particular day in order for the Closing to be deemed to have taken place as of such date.

2.2 Unitary Agreement; Allocation.  This Agreement is intended to be a single unitary agreement, and Sellers are required to sell all of the Properties to Purchaser pursuant to the provisions of this Agreement, and Purchaser is required to purchase all of the Properties from Sellers pursuant to the provisions of this Agreement. Without limiting the generality of the foregoing, and notwithstanding anything to the contrary set forth elsewhere in this Agreement, in no event shall Sellers be obligated to sell less than all the Properties.  Recognizing that this Agreement is a unitary agreement, and subject to the provisions of the preceding sentence, the Purchase Price has been allocated among the Properties as set forth in a Schedule of Allocated Purchase Price agreed to by Purchaser and Sellers on or before the date hereof (each an “Allocated Purchase Price” and collectively the “Allocated Purchase Prices”).

ARTICLE III

DEPOSIT AND OPENING OF ESCROW

3.1 Deposit.  (a) Within two (2) business days following the Effective Date and as a condition precedent to this Agreement becoming a binding agreement between the parties, Purchaser will deposit TWO MILLION FIVE HUNDRED THOUSAND and 00/100 DOLLARS ($2,500,000.00) (the “Initial Deposit”) with First American Title Insurance Company, 14150 Newbrook Drive, Suite 250, Chantilly, VA 20151, Attention:  Palma J. Collins;  Email:  pcollins@firstam.com; Telephone: 703-480-9515 (“Escrow Agent”) by wire transfer of immediately available federal funds and will provide Escrow Agent with a fully completed form W-9 which provides Purchaser’s tax identification number.  If Purchaser fails to deposit the Initial Deposit within the time period provided for above, Sellers may at any time after the time period provided for above but prior to Escrow Agent’s receipt of the Initial Deposit, terminate this Agreement, in which event this Agreement shall be of no further force and effect and thereafter neither party shall have any further rights or obligations to the other hereunder, except as otherwise set forth in this Agreement.

(b) Within two (2) business days following the expiration of the Due Diligence Period, if Purchaser has not elected to terminate this Agreement pursuant to the provisions of Section 6.4, Purchaser will deposit an additional ONE MILLION and 00/100 DOLLARS ($1,000,000.00) (the “Additional Deposit”; the Initial Deposit together with the Additional Deposit, if made, the “Deposit”) with Escrow Agent by wire transfer of immediately available federal funds.  If Purchaser fails to deposit the Additional Deposit within the time period provided for above, it shall be a default by Purchaser hereunder, and Sellers reserve and shall have the right to exercise the remedies set forth in Section 12.1.

3.2 Interest Bearing.  The Deposit shall be held in an interest-bearing escrow account by Escrow Agent in an institution as directed by Sellers and reasonably acceptable to Purchaser.  All interest and income on the Deposit will be remitted to the party entitled to the Deposit pursuant to this Agreement.

3.3 Application.  If Closing occurs, the Deposit will be credited against the Purchase Price at Closing. If the Closing does not occur in accordance with the provisions hereof, the Deposit shall be delivered to the party entitled to the Deposit, as provided in this Agreement.  In all events, the Deposit shall be held in escrow by Escrow Agent, in trust in accordance with the provisions of Article XIV.

3.4 Independent Consideration.  Contemporaneously with the execution and delivery of this Agreement, Purchaser has paid to Sellers as further consideration for this Agreement, in cash, the sum of One Hundred and 00/100 Dollars ($100.00) (the “Independent Consideration”), in addition to the Deposit and the Purchase Price.  The Independent Consideration is independent of any other consideration provided hereunder, shall be fully earned by Sellers upon the Effective Date hereof, and is not refundable under any circumstances.

ARTICLE IV

CONDITIONS TO CLOSING

4.1 Conditions to Purchaser’s Obligation to Purchase.  Purchaser’s obligation to purchase the Properties is expressly conditioned upon each of the following:

(a) Performance by Sellers.  Sellers’ performance in all material respects of the obligations, covenants and deliveries required of Seller under this Agreement.

(b) Sellers’ Deliveries.  Sellers’ delivery at Closing of the following, all documents to be executed originals, unless otherwise set forth below, and, if applicable, witnessed and properly acknowledged, provided,  however that delivery of the items set forth in Section 4.1(b)(iii), (viii) and (xi) may be accomplished via delivery to Purchaser, such delivery to be within three (3) business days after Closing, or in such other manner as may be agreed to by Purchaser and Sellers:

(i) Deeds (A) in the form attached hereto as Exhibit D‑1, executed by South Square Seller, Patterson Place Seller, Wendover Village II Seller, Alexander Pointe Seller  and  Harper Hills Seller for the  South Square Property, the  Patterson Place Property, the  Wendover Village II Property, the  Alexander Pointe Property and the  Harper Hills Property, respectively, (B) in the form attached hereto as Exhibit D‑2, executed by Willowbrook Seller and  Oakland Seller for the  Willowbrook Property and the  Oakland Property, respectively, (C) in the form attached hereto as Exhibit D‑3, executed by North Hampton Seller for the North Hampton Property, (D) in the form attached hereto as Exhibit D‑4, executed by Broadmoor Seller for the Broadmoor Property, (E) in the form attached hereto as Exhibit D‑5, executed by Waynesboro Seller for the Waynesboro Property, and (F) in the form attached hereto as Exhibit D‑6, executed by Kroger Junction Seller for the Kroger Junction Property (each a “Deed”, and collectively, the “Deeds”), each Deed to be subject to the following matters with respect to the Property covered thereby:

(1) Non-delinquent real property taxes, water and sewer charges and all assessments (governmental and private) and unpaid installments thereof which are not yet due and payable, subject to the provisions of Section 11.2;

(2) Any matter (including any lien, encumbrance or easement) voluntarily imposed or consented to in writing by Purchaser prior to or as of the Closing;

(3) Laws and governmental regulations, including all building codes, zoning regulations and ordinances, that affect the use, operation and maintenance of the Property;

(4) Such state of facts as may be shown on an accurate and current survey or by inspection of the Property;

(5) Rights of tenants, as tenants only, of the Land and Improvements under the terms and conditions of all Leases, with Purchaser hereby acknowledging that Purchaser has examined such Leases; and

(6) the Permitted Exceptions (as hereinafter defined).

(ii) An Assignment and Assumption Agreement from each Seller with respect to its Property and Intangible Property, and from the applicable Seller with respect to the Service Agreements, in the form attached as Exhibit E (each an “Assignment and Assumption Agreement”, and collectively, the “Assignment and Assumption Agreements”).

(iii) Any letters of credit held as security deposits under any of the Leases and all instruments reasonably required to transfer such letters of credit to Purchaser.

(iv) A Certification from or with respect to each Seller in the form attached hereto as Exhibit F that such Seller is not a “foreign person”.

(v) Such evidence of each Seller’s organization and its authority to enter into the transaction contemplated hereby as may be reasonably requested by the Title Company (as hereinafter defined).

(vi) A Bill of Sale from each Seller with respect to its Fixtures and Personal Property in the form attached hereto as Exhibit G.

(vii) A closing statement in form and content satisfactory to Sellers and Purchaser (the “Closing Statement”) signed by Sellers, which Closing Statement may be transmitted via PDF.

(viii) All keys and lock combinations, and any active key cards and codes, for the Properties, to the extent such items are in any Seller’s actual possession or control.

(ix) A certification substantially in the form attached hereto as Exhibit O-1, (the “Seller’s Bring Down Certificate”) certifying to Purchaser that all of the Sellers’ Representations remain true and correct in all material respects as of the Closing Date except as may be otherwise set forth therein; it being agreed that unless the condition in Section 4.1(f) is not satisfied in the aggregate (and without duplication), any failure of any Sellers’ Representation to be true and correct will not be deemed to be material.

(x) An updated rent roll, general ledger and accounts receivable aging for each Property, each dated not more than seven (7) business days prior to date of the Closing, and all such items to be delivered to Purchaser no later than four (4) business days prior to the date of the Closing.

(xi) All originals or, if originals are not in the possession or control of Sellers, then copies of, the Leases, leasing and other files relating to the Properties and all other licenses, certificates, permits, plans, books, records, manuals, reports and other materials that comprise the Intangible Property, to the extent such items are in any Seller’s actual possession or control, all such items to be delivered within three (3) business days following Closing.

(xii) Original tenant estoppel certificates executed by (A) the tenants listed on Exhibit B occupying the Improvements under existing Leases (the “Major Tenants”) in such form and substance as hereinafter set forth (the “Major Tenant Estoppel Certificates”) and (B) the tenants occupying seventy percent (70%) of the aggregate gross leasable area in the Improvements occupied under existing Leases other than the gross leasable area in the Improvements occupied by the Major Tenants (the “Minor Tenants”) in form and substance as hereinafter set forth (the “Minor Tenant Estoppel Certificates”, and together with the Major Tenant Estoppel Certificates, the “Required Tenant Estoppel Certificates”).  Each Required Tenant Estoppel Certificate (1) shall be on the form attached to the applicable Lease, if any, or if the tenant is a national retailer with a standard form, on such retailer’s standard form estoppel certificate, or if there is no form attached to the Lease and the tenant is not a national retailer with a standard form, then the Required Tenant Estoppel Certificate will be substantially in the form attached hereto as Exhibit H (provided,  however, if any Lease limits or provides for the provisions to be included in any estoppel certificate, the form shall be modified accordingly) and, except as agreed to by Sellers, no effect shall be given to any requirement in any Lease regarding “additional information reasonably requested by the lessor” or words of similar import, and (2) except for matters disclosed in this Agreement, in any Property Document or any Closing Document, will not have been modified in any materially adverse manner; provided,  however, it being agreed that unless the condition in Section 4.1(f) is not satisfied in the aggregate without duplication, any such modification will not be deemed to be materially adverse; provided,  further, that the addition of (i) knowledge qualifications to an estoppel certificate, or (ii) a matter set forth elsewhere in this Agreement or in any Property Document or Closing Document, will not cause such tenant estoppel certificate to be deemed to have been modified in a substantive, adverse matter or fail to satisfy the requirements for an acceptable Required Tenant Estoppel Certificate.  Notwithstanding the foregoing, Sellers shall have no obligation to deliver an estoppel certificate from any tenant if such tenant is subject to bankruptcy proceedings as of the Closing (or on account of a rejected lease in bankruptcy).  After the Effective Date, Sellers shall promptly request the Required Tenant Estoppel Certificates from all of the tenants occupying gross leasable area in the Improvements.   Sellers, at their sole option, may elect to satisfy part of the requirements under this Section 4.1(b)(xiv) to deliver Minor Tenant Estoppel Certificates by delivery of an estoppel certificate(s) from the Seller that owns the applicable Property in the form attached hereto as Exhibit M (each a “Seller Estoppel Certificate”) for up to ten percent (10%) of the of the aggregate gross leasable area in the Improvements occupied under existing Leases other than the gross leasable area in the Improvements occupied by the Major Tenants.  Any Seller Estoppel Certificate delivered by Sellers to Purchaser shall be subject to all provisions of Sections 15.16 and 15.23.  If Sellers or Purchaser subsequently obtains a Required Tenant Estoppel Certificate meeting the requirements of this Section 4.1(b)(xii) from a tenant for which Sellers have delivered a Seller Estoppel Certificate, the delivered Seller Estoppel Certificate will be null and void, and Purchaser will accept the Required Tenant Estoppel Certificate in its place. In the event Sellers fail, for any reason, to deliver to the Purchaser the required number of Required Tenant Estoppel Certificates in accordance with the provisions of this Section 4.1(b)(xiv) at or prior to the Closing, then Sellers will not be deemed in breach or default hereunder, and the terms and provisions of Section 4.5 shall govern and control.

(xiii) A Tenant Notice Letter in the form attached hereto as Exhibit K executed by each Seller with respect to its Property which shall be mailed out by Purchaser upon Closing.

(xiv) All applicable real estate transfer tax forms and affidavits required in the local jurisdiction of each Property, together with such certificates as are required for transfers of real property, if any, in the local jurisdiction of each Property, including with respect to exemption from withholding taxes for state tax purposes.

(xv) An affidavit of title in the form attached hereto as Exhibit Q executed by each Seller with respect to its Property (each a “Title Affidavit” and collectively, the “Title Affidavits”).

(xvi) Evidence of termination of all property management agreements, leasing agreements, service contracts and other agreements entered into by any Seller with respect to any Property, which may be in the form of copies of the termination notices sent to those vendors, brokers or agents or, with respect to property management agreements, a letter(s) or certificate(s) confirming that the applicable Property(ies) is(are) no longer included as a property(ies) under management.

(xvii) An Assignment and Assumption of Agreement (the “Wendover Brownfields Assignment”) in form attached hereto as Exhibit R, with respect to the Wendover Brownfields Agreement.

(xviii) Evidence reasonably satisfactory to Purchaser that the Wendover Village II Seller has complied with Section 10.8 and Section 10.9, which may be in the form of copies of the notices sent under such sections (it being acknowledged and agreed that tenant countersignatures shall not be required for any of such notices), and with Section 10.10 (and including delivery of the endorsement required by Section 10.10).

(xix) Written consents to assignment and assumption of the Service Agreements from any lessor or vendor under the applicable Service Agreement (defined in Section 4.3) if and as required by Section 4.3.

(xx) Such additional assignments, instruments and documents appropriate to be executed and delivered by Sellers as may be reasonably necessary to complete the transaction contemplated hereby and to carry out the intent and purposes of this Agreement provided the same are commercially reasonable and do not require disclosure of proprietary information.

(c) Sellers’ Representations and Warranties.  The representations and warranties of Sellers set forth in Section 13.1 being true and correct in all material respects as of the Closing Date as if then made, unless otherwise specified herein, provided,  however, it being agreed that unless the condition in Section 4.1(f) is not satisfied in the aggregate (and without duplication), any failure of any representations and warranties of Sellers to be true and correct will not be deemed to be material.

(d) Title Insurance.  Issuance with respect to each Property of an American Land Title Association (or, if same is not available in the State in which any Property is located, its local equivalent) owner’s policy of title insurance (collectively, the “Title Policy”) with insurance in the amount of the Allocated Purchase Price for each respective Property with all endorsements reasonably required by Purchaser that are available to Purchaser as a fee owner within the applicable local jurisdiction of each Property and, subject to compliance with any applicable “insuring over” provisions of Section 8.3, Section 8.4 and Section 8.5,  that do not require any documentation (including affidavits and indemnities) from any Seller other than delivery of the applicable Title Affidavit, insuring that good, marketable and indefeasible fee simple title to the applicable Property vests in Purchaser, subject only to the Permitted Exceptions.

(e) Certain Tenants Operating.  Each Major Tenant listed on Schedule 4.1(e) is (i) open and operating at the applicable Property (subject to casualty or other force majeure) and (ii) not bankrupt or insolvent and has not made an assignment for the benefit of creditors.

(f) Aggregate Limit on Loss, Cost and Expense.  The aggregate amount, without duplication, of any loss (which may be measured as a reduction in value of the Properties), cost, or expense resulting from (i) the failure of any Sellers’ Representation in

Sellers’ Bring Down Certificate to be true and correct in all material respects pursuant to the provisions of Section 4.1(b)(ix), (ii) the failure of any Required Tenant Estoppel Certificate to have not been modified in any materially adverse manner pursuant to the provisions of 4.1(b)(xii)(2), and (iii) the failure of any representations and warranties of Sellers to be true and correct pursuant to the provisions of 4.1(c), does not exceed three and one half percent (3.5%) of the Purchase Price.

4.2 Conditions to Sellers’ Obligation to Sell.  Sellers’ obligation to sell the Properties is expressly conditioned upon each of the following:

(a) Performance by Purchaser.  Purchaser’s performance in all material respects of the obligations, covenants, and deliveries required of Purchaser under this Agreement.

(b) Receipt of Purchase Price.  Receipt by Sellers (or as Sellers may direct) of the Purchase Price in the manner provided in this Agreement.

(c) Purchaser’s Deliveries. Purchaser’s delivery at Closing of the following, all documents to be executed originals, unless otherwise set forth below, and, if applicable, witnessed and properly acknowledged:

(i) The Assignment and Assumption Agreements;

(ii) The Closing Statement (signed by Purchaser), with a copy thereof to be delivered to Sellers, which Closing Statement may be transmitted via PDF;

(iii) A “Bring Down Certificate” substantially in the form attached hereto as Exhibit O-2 (the “Purchaser’s Bring Down Certificate”) certifying to Seller that all of the Purchaser’s Representations remain true and correct in all material respects as of the Closing Date except as may be otherwise set forth therein.

(iv) A Tenant Notice Letter in the form attached hereto as Exhibit K executed by Purchaser with respect to each Property;

(v) If applicable, the Assignment of Purchase and Sale Agreement in the form attached hereto as Exhibit N, together with such supporting evidence of Purchaser’s compliance with the terms of Section 15.7 as is reasonably required by Seller;

(vi) The Wendover Brownfields Assignment;

(vii) Evidence of the authority and the incumbency of any individuals to execute any instruments executed and delivered by Purchaser at Closing, together with a certificate of good standing of Purchaser;

(viii) All applicable real estate transfer tax forms and affidavits required in the local jurisdiction of each Property, together with such certificates as are required for transfers of real property, if any, in the local jurisdiction of each Property, including, with respect to exemption from withholding taxes for state tax purposes; and

(ix) Such additional documents and instruments appropriate to be executed and delivered by Purchaser as may be reasonably necessary to complete the transaction contemplated hereby and to carry out the intent and purposes of this Agreement, provided the same are commercially reasonable and do not require disclosure of proprietary information.

(d) Purchaser’s Representations and Warranties.  The representations and warranties of Purchaser set forth in Section 13.3 being true and correct in all material respects as of the date made and as of the Closing Date as if then made, unless otherwise specified therein.

4.3 Service Agreements.  Sellers shall, at or prior to Closing, terminate all service, leasing and management agreements regarding the Properties, except for those agreements (the “Service Agreements”) listed on Schedule 4.3 attached hereto. Subject to Sellers delivering to Purchaser written consents from the applicable lessor or vendor if and as required by the Service Agreements, the Service Agreements will be assigned by the applicable Seller to Purchaser, and assumed by Purchaser, pursuant to the applicable Assignment and Assumption Agreement.  At Purchaser’s request, Sellers shall provide Purchaser with a list of and contact information for its existing vendors and service providers.

4.4 No Financing Contingency.  It is expressly understood and acknowledged by Purchaser that this Agreement and Purchaser’s obligations hereunder are not contingent or conditioned upon obtaining a commitment for or closing any financing and the failure of Purchaser to obtain or close any financing for any reason whatsoever shall not be a failure of condition to Purchaser’s performance hereunder.  In addition, Sellers will have no obligation to or privity with any lender to Purchaser.

4.5 Failure or Waiver of Conditions Precedent.  Without limiting the rights of the parties in Sections 12.1 and 12.2 (as applicable), if any of the conditions set forth in Sections 4.1 (except Section 4.1(f) which failure shall be governed by the last sentence of this Section 4.5) or 4.2 are not fulfilled or waived, the party benefited by such condition(s) may, by written notice to the other party, terminate this Agreement, whereupon all rights and obligations hereunder of each party shall terminate except those that expressly survive any termination.  Either party may, at its election, at any time or times on or before the date specified for the satisfaction of the condition, waive in writing the benefit of any of the conditions benefitting such party set forth in Sections 4.1 or 4.2.  If this Agreement is terminated as a result of the failure to satisfy any condition set forth in Section 4.1, Escrow Agent shall promptly refund the Deposit to Purchaser.  In any event, Purchaser’s consent to the close of escrow pursuant to this Agreement shall waive any remaining unfulfilled conditions and any liability on the part of Sellers for breaches of representations and warranties of which Purchaser had knowledge as of the Closing.  Notwithstanding anything in this Agreement to the contrary, for the avoidance of doubt, the parties expressly agree that if there is a failure of any of the conditions in Section 4.1(f) and such failure(s) do(es) not, in the aggregate (and without duplication), exceed three and one half percent (3.5%) of the Purchase Price, then Purchaser shall have no right to terminate this Agreement as a result of the failure of such condition.

ARTICLE V

THE CLOSING

5.1 Date and Manner of Closing.  The closing of the transaction contemplated by this Agreement (the “Closing”) will occur through an escrow with Escrow Agent, no later than 1:00 P.M. EST on December 30, 2015 (the “Closing Date”) or such earlier or later date as is agreed by the parties.  Time shall be of the essence with respect to the parties obligation to close on or before the Closing Date (and any extended Closing Date), subject to any express rights under this Agreement of Sellers or Purchaser to extend the Closing Date.  Notwithstanding the foregoing, each party shall have the right to extend the Closing Date in order to allow Sellers time to obtain the Required Tenant Estoppel Certificates until the earlier to occur of (i) five (5) business days after the Required Tenant Estoppel Certificates have been delivered to Purchaser or (ii) thirty (30) days after the original Closing Date, by delivering written notice of such extension prior to the original Closing Date.

5.2 Closing.  On the day prior to the Closing Date, Purchaser and Sellers shall execute and deliver the Closing Statement generated by Escrow Agent.  Subject to satisfaction of the conditions to Closing set forth in Article IV, as reasonably determined by Sellers and Purchaser, on the Closing Date, Escrow Agent will (i) not later than 3:00 P.M. EST deliver the Purchase Price to Sellers in the form of a wire transfer of immediately available funds pursuant to Sellers’ escrow instruction letter addressed to the Escrow Agent (the “Sellers’ Escrow Instruction Letter”) and Purchaser’s escrow instruction letter addressed to the Escrow Agent (the “Purchaser’s Escrow Instruction Letter”), (ii) release for recordation the Deeds and such other documents as may be recorded pursuant to Sellers’ Escrow Instruction Letter, and (iii) deliver all other Closing Documents to Sellers and Purchaser, respectively, pursuant to Sellers’ Escrow Instruction Letter and Purchaser’s Escrow Instruction Letter.

5.3 Delay in Closing; Authority to Close.  If Closing does not occur on or before the Closing Date, then, unless on or before the Closing Date Escrow Agent receives a written notice from both Purchaser and Sellers to the contrary, Escrow Agent will deliver (i) the Deposit in accordance with the provisions of this Agreement, (ii) all documents and other funds delivered by Sellers to the Escrow Agent as directed in Sellers’ Escrow Instruction Letter and (iii) all documents, the balance of the Purchase Price and other funds delivered by Purchaser to the Escrow Agent as directed in Purchaser’s Escrow Instruction Letter.

ARTICLE VI

DUE DILIGENCE PERIOD

6.1 Review and Approval of Documents and Materials.  .  Purchaser acknowledges that, prior to the Effective Date, Sellers have made copies of the documents described on Schedule 6.1 available to Purchaser (the “Property Documents”).  Sellers, however, shall have no liability with regard to such Property Documents and shall not be required to update the

Property Documents (but will promptly provide to Purchaser a copy of any update that occurs during the Due Diligence Period).  All costs associated with Purchaser obtaining or being provided with the Property Documents beyond the first copy provided to Purchaser will be at Purchaser’s sole cost and expense.

6.2 Reliability of Information.  The Property Documents and other information provided by Sellers and/or their agents to Purchaser under the terms of this Agreement are for informational purposes only.  Except to the extent set forth in any of Sellers’ Representations (hereinafter defined), Purchaser (a) is not in any way entitled to rely upon the accuracy of the information within the Property Documents and other information provided by Sellers and/or their agents and (b) Purchaser will rely exclusively on its own inspections and consultants with respect to all matters Purchaser deems relevant to its decision to acquire the Property.  The provisions of this Section 6.2 shall survive the Closing and the delivery of the Deeds.

6.3 Due Diligence Period.  Purchaser will have until 5:00 p.m. EST on December 14, 2015 (the “Due Diligence Period”) to review the Property Documents and other materials pertaining to the Properties and to conduct such studies, tests and inspections as it deems appropriate to analyze the feasibility of the acquisition and ownership of the Properties and to determine, in Purchaser’s sole and absolute discretion, that the Properties are suitable for acquisition by Purchaser.

6.4 Termination.  If, for any reason or no reason, Purchaser determines within the Due Diligence Period that it does not want to acquire and own the Properties, Purchaser may terminate this Agreement by delivering written notice of termination (“Notice of Termination”) to Sellers and Escrow Agent on or prior to the expiration of the Due Diligence Period.  Upon receipt of such Notice of Termination, Escrow Agent shall return the Deposit to Purchaser, and Sellers and Purchaser shall be released from all further obligations to each other under this Agreement (with the exception of those obligations which expressly survive termination).  If Purchaser fails to deliver a Notice of Termination to Sellers on or prior to the end of the Due Diligence Period, Purchaser will be deemed to have approved acquisition of the Properties and to have waived any right to terminate this Agreement pursuant to this Article VI and Purchaser will have no further right to terminate this Agreement, except as may be otherwise specifically provided for in this Agreement.

ARTICLE VII

INSPECTIONS

7.1 Inspection.  Sellers and Purchaser have previously executed and delivered a Site Access and Indemnification Agreement to Sellers, an executed copy of which is attached hereto as Exhibit J (the “Site Access and Indemnification Agreement”), and the provisions of the Site Access and Indemnification Agreement are incorporated herein by reference as if fully set forth herein and shall benefit Sellers as “Owner” thereunder.  The provisions of such Site Access and Indemnification Agreement, whether executed as a separate document or incorporated as part of this Agreement by reference to the form attached hereto as Exhibit J, are hereby extended through the Closing or other termination of this Agreement.

ARTICLE VIII

TITLE AND SURVEY

8.1 Title Documents.  Purchaser has applied for a commitment for title insurance for each of the Properties (each a “Title Commitment”, and collectively, the “Title Commitments”) from First American Title Insurance Company (the “Title Company”), with the national office having an address at 14150 Newbrook Drive, Suite 250, Chantilly, VA 20151, Attention:  Palma J. Collins.

8.2 Survey.  Purchaser has, at its sole cost and expense, ordered any recertification of surveys or new surveys that Purchaser has elected to obtain with respect to the Properties (each a “Survey”, and collectively, the “Surveys”).

8.3 Title Objections.  Purchaser will have until 5:00 p.m. Eastern Time on December 10, 2015 (the “Title Objection Deadline”), to examine title to the Properties (including the Title Commitments and the Surveys) and object to, in Purchaser’s sole but reasonable discretion, any exceptions to title disclosed on the Title Commitment (or otherwise disclosed) and any matters disclosed on the Surveys by delivery of one or more notices of objections (each a “Title Objection”, and collectively the “Title Objections”) to Sellers (collectively the “Objection Letter”).  If Purchaser fails to provide an Objection Letter prior to the Title Objection Deadline, then Purchaser will be deemed to have accepted title in the condition set forth in the Title Commitments. Any title exceptions affecting the Property as of the effective date of the applicable Title Commitment that are not objected to by the Title Objection Deadline will be deemed to be acceptable to Purchaser and included in the definition of Permitted Exceptions. Within five (5) business days after receipt by Sellers of the Objection Letter (the “Sellers’ Response Period”), Sellers shall advise Purchaser whether Sellers will cause to be removed or insured over at Closing all or any of the Title Objections set forth in the Objection Letter (the “Sellers’ Response Notice”), provided, however, that Sellers may, but are under no obligation to, remove or cause to be insured over, the objectionable Title Objections, except Sellers shall cause to be removed or insured over at Closing any monetary judgements, monetary liens, mortgages or deeds of trust recorded against any of the Properties (“Monetary Lien Removal Obligation”) other than Tenant Lien(s) (defined below) as hereinafter provided.  If Sellers do not remove or insure over any Title Objection on or before the expiration of the Seller’s Response Period, then within three (3) business days after the expiration of the Seller’s Response Period (“Purchaser’s Election Period”), Purchaser may deliver written notice to Sellers (“Election Notice”) electing to either (i) terminate this Agreement, in which event the Deposit will be promptly returned to Purchaser, and the parties shall be released from all further obligations under this Agreement (except those that expressly survive termination of this Agreement), or (ii) waive any Title Objections that Seller has elected not to remove or insure over and proceed to Closing, in which event such waived Title Objections will be deemed to be Permitted Exceptions for all purposes under this Agreement. Purchaser’s failure to deliver the Purchaser’s Election Notice within the Purchaser’s Election Period shall conclusively be deemed to constitute a waiver of the Title Objections that Seller has elected not to remove or insure over under clause (ii) above. If Purchaser fails to terminate this Agreement in accordance with the foregoing provisions, the Title Objections and all other matters otherwise affecting title to the

Properties, except those matters Sellers have removed and/or the Title Company has insured over will constitute the “Permitted Exceptions”.  Notwithstanding anything to the contrary contained in this section or elsewhere in this Agreement: (I) Sellers shall, on or before the Closing Date, remove or cause to be insured over any mechanics, materialmen or other lien recorded against any of the Properties that are each in excess of Fifty Thousand Dollars ($50,000.00) and are the responsibility of any tenant, occupant or licensee to remove (each a “Tenant Lien”); (II) other than as set forth in clause (I) above, Sellers shall not be obligated to remove or cause to be insured over any Title Objection or other matter that is a mechanics, materialmen or other lien created by, through on account of, or that are the responsibility of, any tenant, occupant or licensee of any of the Properties; and (III) Sellers shall not be obligated to remove or cause to be insured over any mortgage or other lien on any  easement that benefits the Property and burdens a parcel of real property that is not part of any Property.  Furthermore, the existence of mortgages, liens, or other encumbrances not permitted hereby may be removed by Sellers’ deliver to Title Company at the Closing of such properly executed instruments in recordable form necessary to satisfy or remove any monetary liens, mortgages and/or deeds of trust recorded against any of the Properties, together with recording and/or filing fees.  The Sellers’ costs to remove or cause to be insured over any Monetary Lien Removal Obligation and any Tenant Lien, and to cure or cause to be insured over any Title Objection, may be paid out of the proceeds from the Closing. Notwithstanding anything in this Agreement to the contrary, if Sellers fail to remove or cause to be insured over any Monetary Lien Removal Obligations or any Tenant Lien at or before Closing, or fail to timely cure a Title Objection that any Seller agreed to remove or cause to be insured over pursuant to this Section 8.3, then any of these events shall constitute a default by Sellers under this Agreement, and the default provisions of Section 12.2 shall apply.

8.4 New Matters. If any supplemental title report or update to the Title Commitment shows that an adverse matter has been recorded against the Property between the date of the applicable Title Commitment and the Closing Date that was not contained in the Title Commitment (each a “New Matter”), then Purchaser will have the right to identify the New Matter as a Title Objection by delivering to Sellers an updated Objection Letter within five (5) business days after Purchaser receives the supplemental title report or update to the Title Commitment.  If Purchaser fails to deliver to Sellers a notice of objections on or before such date, Purchaser will be deemed to have waived any objection to the New Matter, and the New Matter will be included as a Permitted Exception.   If Purchaser delivers an Objection Letter to Sellers with respect to any New Matter, then Sellers will have five (5) business days from the receipt of Purchaser’s notice (and, if necessary, Sellers may extend the Closing Date to provide for such five (5) business day period and for five (5) business days following such period for Purchaser’s response), within which time Sellers may, but are under no obligation to, remove or cause to be insured over the objectionable New Matter.  If, within the five (5) business day period, Sellers do not remove or cause to be removed or cause to be insured over the objectionable New Matter, then Purchaser may elect within five (5) business days after the expiration of such period to either (i) terminate this Agreement upon notice to Sellers, or (ii) waive any New Matter that Seller has elected not to remove or cause to be insured over and proceed to Closing, in which event such waived New Matter will be included as a Permitted Exception for all purposes under this Agreement.  If Purchaser fails to terminate this Agreement pursuant to the above provision, the New Matter (except those Sellers has removed or caused to

be insured over) will be included as Permitted Exceptions.   If Purchaser elects to terminate this Agreement pursuant to the above provision, then the Deposit will be returned to Purchaser, Sellers will pay to Purchaser all of Purchaser’s Costs (defined in Section 12.2) that have accrued after the date of the applicable Title Commitment and the parties shall be released from all further obligations under this Agreement (except those that expressly survive termination of this Agreement).  Notwithstanding anything in this Agreement to the contrary, if Sellers fail to timely cure a New Matter that Sellers agreed to remove or cause to be insured over, then such failure shall constitute a default by Sellers under this Agreement, and the default provisions of Section 12.2 shall apply.

8.5 Insuring Over.  Notwithstanding any provision in this Article VIII to the contrary, the following terms and conditions apply to “insuring over” any matter described in Section 8.3 and/or in Section 8.4:  (A) all references to “insuring over” or words of similar import in Section 8.3 and in Section 8.4 mean that the Title Company shall provide affirmative insurance coverage in the Title Policy that insures against all loss or damage to Purchaser or the applicable Property that may arise from the particular matter; (B) the language and scope of the affirmative coverage in the Title Policy that insures over any matter permitted to be insured over in Section 8.3 and/or in Section 8.4, shall be acceptable to Purchaser in its sole but reasonable discretion; and (C) in the event Sellers seek to have the Title Company provide affirmative coverage to Purchaser in the Title Policy that insures over any matter permitted to be insured over in Section 8.3 and/or in Section 8.4, (i) all requirements of the Title Company to provide any such affirmative coverage shall be satisfied by Sellers and not by Purchaser, (ii) Sellers shall pay all costs and expenses incurred in connection with, or arising from, satisfying any requirements of the Title Company to provide any such affirmative coverage and (iii) the Title Company must commit in the Title Policy or in a separate writing to also provide the same affirmative coverage set forth in the Title Policy in any owner’s policy of title insurance issued to any future purchaser of the applicable Property and in any loan policy of title insurance issued to any lender providing financing secured by a deed of trust or mortgage against the applicable Property (whether in connection with the transactions described in this Agreement or in connection with any future financing transaction); provided that the language and scope of any such provision(s) either in the Title Policy or in a separate writing shall be acceptable to Purchaser in its sole but reasonable discretion.

ARTICLE IX

RISK OF LOSS

9.1 Casualty.  If any Property is damaged or destroyed by fire or other casualty prior to the Closing then promptly after the applicable Seller becomes aware of the damage or destruction Sellers will notify Purchaser thereof (the “Damage Notice”). If (i) the cost of repair, as determined in the parties’ reasonable estimation,  is less than seven percent (7%) of the applicable Property’s Allocated Purchase Price (the “Damage Threshold”), (ii) the repairs will, in the parties’ reasonable estimation, take less than six (6) months to substantially complete, and (iii) as a result of the casualty the cumulative effect of the reduction in the base rent for the Property, that is not reimbursable by proceeds of business interruption insurance, is not more than five percent (5.0%) of the applicable Property’s Allocated Purchase Price (subclauses (ii)

and  (iii) collectively, “Casualty Closing Requirements”), Closing will proceed in accordance with the terms of this Agreement for the full Purchase Price, notwithstanding the damage or destruction; provided,  however, that Sellers will, pursuant to the applicable insurance policy, pay or assign to Purchaser at Closing all insurance proceeds for the period on and after the Closing Date, if any (including property and casualty insurance proceeds that have not been spent by Sellers as of the Closing Date and business interruption insurance proceeds for the period on and after the Closing Date, if any), resulting from such casualty damage and credit to Purchaser any applicable deductible amounts under the insurance policies pursuant to which the insurance proceeds are paid or assigned.  If the uninsured cost of repair is equal to or greater than the Damage Threshold and/or if the Casualty Closing Requirements are not able to be met, Sellers or Purchaser may elect to terminate this Agreement by delivering written notice to the other within ten (10) days after the date of the Damage Notice (and Closing will be extended as needed to provide for such 10-day period), in which event the Deposit will be refunded.  If neither party terminates this Agreement within the 10-day period, Closing will proceed in accordance with the terms of this Agreement for the full Purchase Price, notwithstanding the damage or destruction and Sellers will, pursuant to the applicable insurance policy, pay or assign to Purchaser at Closing all insurance proceeds for the period on and after the Closing Date, if any (including any property and casualty insurance proceeds that have not been spent by Sellers as of the Closing Date and business interruption insurance proceeds for the period on and after the Closing Date, if any), resulting from the casualty and credit to Purchaser any applicable deductible amounts under the insurance policies pursuant to which the insurance proceeds are paid or assigned.

9.2 Condemnation.  If, prior to the Closing, a condemnation or eminent domain proceeding (“Taking”) is commenced against any of the Properties, Sellers will give Purchaser notice within ten (10) days after the applicable Seller receives notice that the proceeding has commenced.  If the Taking is a Material Taking (as hereinafter defined), Purchaser may, by written notice to Sellers (“Taking Notice”) elect to terminate this Agreement, which Taking Notice shall be sent no later than thirty (30) days after receipt of Sellers’ notice, time being of the essence, or such sooner period of time if the Closing is less than thirty (30) days after receipt of Sellers’ notice.  For purposes of this Agreement, a “Material Taking” shall be a Taking which in the parties’ reasonable estimation  results in the value of a Property being decreased by seven percent (7%) or more of its Allocated Purchase Price.  If the Taking is not a Material Taking or if it is a Material Taking and Purchaser does not give Sellers a Taking Notice in accordance with this Section 9.2, Purchaser will complete the transaction contemplated hereby without abatement or reduction in the Purchase Price, and Sellers shall assign to Purchaser all rights, if any, to receive the compensation payments or awards for the period on and after the Closing Date payable as a result of such proceeding, and after the Closing Purchaser shall have the right to continue to litigate any pending compensation litigation and/or hearings as the party in interest at its sole costs and expense.

ARTICLE X

OPERATION OF THE PROPERTY

10.1     Operations.  From the Effective Date through the Closing Date, Seller will continue to operate and maintain the Properties substantially consistent with their standards of operation and maintenance prevailing immediately prior to the Effective Date.

10.2     Tenant Defaults.  Until expiration of the Due Diligence Period, Sellers reserve the right to institute summary proceedings against any tenant on any default or failure to perform by any such tenant prior to the Closing.  Except as may otherwise be expressly provided in this Agreement (including the Seller’s Representations and any Seller Estoppel Certificates which Sellers may elect to deliver as herein provided), it is agreed that no representations have been made and no responsibility is assumed by Sellers with respect to the continued occupancy of the Properties or any part thereof by any tenant or tenants or subtenant or subtenants now or hereafter in possession.  Commencing on the day following expiration of the Due Diligence Period, Sellers will not institute any proceedings against a tenant without Purchaser’s prior approval, which approval shall not be unreasonably withheld, conditioned or delayed, except that any Seller may institute a proceeding for delinquent rent without Purchaser’s consent, provided it does not seek eviction of tenant.  Purchaser will be deemed to have approved commencement of proceedings if Purchaser fails to respond within three (3) business days after Purchaser receives written notice of a Seller’s intent to commence proceedings.  Purchaser agrees that it will cooperate with Sellers in connection with any such proceeding.

10.3     Leases During Due Diligence Period.  Until expiration of the Due Diligence Period, Sellers may, without Purchaser’s consent, continue to enter into new leases and to amend existing Leases (“New Leases”) with respect to the Properties, including agreements to make leasehold improvements and pay leasing commissions; provided, however, Sellers shall not permit any of the New Leases to include provisions for rent concessions and/or free rent that affect rents that would otherwise be owed for any period of time after the Closing Date without the prior written consent of Purchaser, not to be unreasonably withheld, conditioned or delayed. Sellers will deliver to Purchaser a copy of each New Lease and all documents reasonably related thereto (e.g., commission agent agreements) within two (2) business days after its execution.  Sellers will not enter into any New Lease during the final two (2) business days of the Due Diligence Period.

10.4     Leases After Due Diligence Period.  Commencing on the day following expiration of the Due Diligence Period, Sellers will not enter into New Leases with respect to the Properties without first obtaining Purchaser’s consent.  Purchaser will be deemed to have consented to any proposed New Lease unless Sellers receive written notice from Purchaser, specifically setting forth the areas of objection within three (3) business days following receipt by Purchaser of the proposed New Lease.

10.5     Purchaser Assumes Costs.  Upon Closing, Purchaser will assume all liability for, and shall thereafter pay, all amounts (including tenant concessions, tenant improvement costs, landlord work costs, tenant relocation costs and leasing commissions and fees) due under or in connection with any New Lease approved by Purchaser (i) that become or remain payable on or after the Closing Date (notwithstanding the fact that such amounts may have been ascertainable prior to the Closing Date) and/or (ii) that become payable before the Closing Date, and to the extent same are paid or required to be paid by any Seller at or prior to Closing, Sellers shall receive a credit from Purchaser at Closing in such amount(s).  Purchaser will not receive a credit for any free rent under any Leases or New Leases for any periods of same from and after the Closing Date. Upon Closing, at Sellers’ option either (I) Sellers’ will retain liability for, and shall pay, all amounts (including tenant concessions, tenant improvement costs, landlord work costs, tenant relocation costs and leasing commissions and fees) due under or in connection with (i) any New Lease not approved by Purchaser and/or (ii) any existing Lease and that were payable on or before the Closing Date or (II) Purchaser will assume liability for, receive a credit on the Closing Statement from Sellers for, and thereafter pay, all such amounts that are unpaid as of Closing whether due before or after Closing.

10.6     Service Agreements.  During the term of this Agreement, Sellers shall have the right to enter into new service agreements and to amend existing service agreements, all of which shall be terminated by Sellers at or before Closing.  Sellers will retain liability for, and shall pay, all amounts owed under all service, leasing and management agreements that are required to be terminated by Section 4.3.  All amounts owed under the Service Agreements that remain unpaid as of Closing will be allocated between the parties as set forth in Section 11.2(g).

10.7     Intentionally Omitted.

10.8     Wendover Village II Brownfields Notice.  No later than fourteen (14) days prior to the Closing Date (the “Wendover Notice Deadline”), Wendover Village II Seller shall send a notice of transfer of the Wendover Village II Property and a copy of the Wendover Village II Deed to the NCDEQ pursuant to the Wendover Brownfields Notice, notifying the NCDEQ of Purchaser’s (or its permitted assignee’s) name, address, telephone number and email address. At least five (5) days prior to the Wendover Notice Deadline Purchaser shall promptly advise Sellers in writing of the names, address and telephone number of the Affiliated Entity(ies) that will be assigned and will assume the rights and obligations this Agreement applicable to the Wendover Village II Property pursuant to the provisions of Section 15.7.

10.9     Notice Under Certain Wendover Village II Leases.  Promptly after the Effective Date, Wendover Village II Seller will send the notices required by the Wendover Brownfields Notice to any tenants of the Wendover Village II Property that do not have the required notice in their respective Leases, which notice shall be substantially in the form attached hereto as Exhibit P.

10.10     Wendover Environmental Policy.  On or before the Closing Date, Wendover Village II Seller shall cause the insurer named in the Wendover Environmental Policy to issue an endorsement to the Wendover Environmental Policy that adds Purchaser as an additional insured under the Wendover Environmental Policy.

ARTICLE XI

CLOSING PRORATIONS AND ADJUSTMENTS; PAYMENT OF CLOSING COSTS

11.1     General.  Costs and Expenses of the transaction shall be paid as follows:

(a) Seller shall pay (i) Sellers’ legal fees, (ii) one-half (1/2) of the escrow fees charged by Escrow Agent at the Closing, (iii) all clerk's, fees, indexing fees and costs of recording the Deeds and any instruments required to be recorded to evidence the transfer of the Properties as required by this Agreement, (iv) all transfer, recordation, grantee, grantor and similar taxes on the Deeds conveying the Properties as contemplated by this Agreement, (v) the cost of recording any instruments required to discharge any liens or encumbrances against any of the Properties required by the terms of this Agreement to be discharged by Sellers at Closing, (vi) expenses Sellers might incur in connection with their election to remove objections to title, or in connection with satisfying any Monetary Lien Removal Obligation or satisfying any Tenant Liens, (vii) all costs to be paid by Sellers pursuant to Section 10.5, (viii) all brokerage commissions to be paid by Sellers pursuant to Section 15.4, (ix) the Sellers’ portion of  any apportionment to be made pursuant to this Article XI and (x) all other costs and expenses Sellers incur in connection with this Agreement and the Closing.

(b) Purchaser shall pay (i) Purchaser’s legal fees, (ii) one-half (1/2) of the escrow fees charged by Escrow Agent at the Closing, (iii)  all costs of record searches and title examinations, including the Title Commitments, all title charges, fees and premiums for the Title Policy and/or owner’s title insurance policies for the Properties, including endorsements, extended coverage, (iv) all Survey costs, (v) all costs and expenses for or in connection with any loan(s) obtained by Purchaser in connection with the purchase of the Properties or otherwise (including any intangibles, mortgage recording taxes and any other taxes for or in connection with any loan(s) obtained by Purchaser and the cost of any lender’s title insurance policy(ies)), (vi) all Purchaser’s due diligence costs and expenses, (vii) all costs to be paid by Purchaser  pursuant to Section 10.5, (viii) the Purchaser’s portion of any apportionment to be made pursuant to this Article XI, and (ix) all other costs and expenses Purchaser incurs in connection with this Agreement and the Closing.

(c) Purchaser understands, acknowledges and agrees that the Purchase Price is absolutely net to Sellers except as provided in Section 11.1(a) or in any provision of this Agreement to the contrary.  The provisions of this Section 11.1 shall survive the Closing and the delivery of the Deeds.

11.2     Prorations.  The following are to be apportioned between Purchaser and Sellers as of 12:01 a.m. on the Closing Date (provided,  however, that in the event that any of the Leases or subleases, if any, covering all or part of any Property provide that the tenants or subtenants thereunder are responsible for direct payment of any of the expenses, such expenses shall not be apportioned as between Sellers and Purchaser):

(a) Property taxes in accordance with the practice prevailing in the city, county and state where each Property is located including (i) monthly payments made by tenants under the Leases for each applicable Property to the applicable Seller, as landlord, toward reimbursement of real estate taxes that are paid on a current basis and applied to real estate taxes payable in the current calendar year, and (ii) annual payments made, or required to be made, by tenants under the Leases for each applicable Property to the applicable Seller, as landlord, toward reimbursement of real estate taxes that are paid on a current or forward basis and applied to real estate taxes payable in the current or next proceeding calendar year.  Notwithstanding anything to the contrary contained herein, Sellers and Purchaser acknowledge and agree that (x) the payments made in calendar year 2015 by tenants under the Broadmoor Leases to the Broadmoor Seller, as landlord, toward reimbursement of real estate taxes paid in arrears and applied to real estate taxes payable in the prior calendar year (i.e., tenants are required to reimburse Broadmoor Seller for their proportionate share of real estate taxes payable for calendar 2014 in calendar 2015), shall be prorated as of the Closing Date, (y) there shall be no adjustment, re-adjustment, proration or re-proration of, and the Sellers are not providing Purchaser with a credit for the 2015 real estate taxes for the Broadmoor Property, which are payable in 2016, despite the fact that Broadmoor Seller was the owner of the property during all or a portion of the 2015 calendar year, and (z) Purchaser shall be solely responsible for and hereby indemnifies Sellers against all costs, charges and damages, including reasonable fees, in connection with any and all real estate taxes on the Broadmoor Property that are due and payable on or after the Closing Date regardless of the fact that such taxes were assessed during the 2015 calendar year;

(b) Rents if, as and when collected including base rents, escalations, additional rents and percentage rents (“Rents”) as further described below;

(c) Water, sewer, gas, electric, vault and fuel charges, if any;

(d) Operating expenses for the Properties;

(e) Amounts paid pursuant to all transferable licenses and permits, on the basis of the fiscal year for which levied;

(f) Assessments but only for the annual installment for the fiscal year in which the Closing occurs; and

(g) All amounts owed under the Service Agreements.

Notwithstanding anything contained herein, any real estate tax refunds or rebates which apply to periods before the Closing Date shall remain the property of Sellers, and Sellers, at their sole expense as to any year prior to the year in which the Closing occurs, shall have the right to file and pursue any appeals attributable to Sellers period of ownership of the Properties (including any appeal of taxes for the year in which the Closing occurs) with respect to tax assessments for the Properties. Purchaser shall reasonably cooperate with Sellers in connection with any such appeal and all reasonable, out-of-pocket expense incurred by Purchaser in such cooperation shall be promptly reimbursed by Sellers.  If any Seller is successful in any such tax appeal related to the calendar year in which the Closing occurs, Purchaser and Sellers shall share in the cost of such appeal and rebates or refunds in the same proportion as the proration of real estate taxes set forth on the Closing Statement executed by the parties at Closing.  Sellers will also calculate and apply to each Property’s tenants’ accounts credits and charges where applicable. Sellers will provide copies of this calculation, along with copies of the billings, to Purchaser, along with any balance due to Purchaser.  If Purchaser is successful in any such tax appeal attributable to a Seller’s ownership period of the Property, Purchaser and Sellers shall share in the cost of any such appeal and rebates or refunds in the same proportion as the proration of the real estate taxes set forth on the Closing Statement executed by the parties at Closing.  Purchaser will also calculate and apply to tenants’ accounts credits and charges where applicable. Purchaser will provide copies of this calculation, along with copies of the billings to Sellers, together with any balance due to Sellers.  The provisions of this paragraph shall survive the Closing and the delivery of the Deeds.

11.3     Rents.  (a) Purchaser will receive a credit for all prepaid Rents, if any, paid by any tenants.  Rents under the Leases will be adjusted and pro-rated on an “if as and when collected” basis. After the Closing Date, Purchaser shall use commercially reasonable efforts to collect any and all past due Rents under the Leases. If, on the Closing Date, there are any unpaid rents for the month of Closing or past due Rents owing by any tenant for any prior period, Rents collected by Purchaser after the Closing Date from such tenants will, unless the Tenant expressly specifies otherwise (in which event such Rents shall be applied as so specified), be applied: first, to the actual out-of-pocket third party costs incurred by Purchaser in collecting such past due Rents; second, to the month of Closing; third to amounts due Purchaser for periods following the month in which the Closing occurred; and fourth, to amounts due Sellers for the months prior to the month in which the Closing occurred.  The party receiving such amount shall pay to the other party the portion to which it is entitled, within thirty (30) days of its receipt of same.

(b) Supplementing subsection (a) above, additional or escalation rent based upon: (x) a percentage of sales or (y) tenant’s share of real estate taxes, operating expenses (including insurance), labor costs, costs of living indices or porter’s wages (collectively, “Overage Rent”) shall be adjusted and pro-rated, subject to subsection (iv) below, on an if, as and when collected basis.  The following shall apply to the extent Overage Rent is billed on the basis of Landlord’s estimates or an annual budget, which is subject to subsequent reconciliation and readjustment with each such tenant at the end of the applicable year:

(i) At least two (2) business days prior to the Closing Date, Sellers shall provide Purchaser with a reconciliation statement for calendar year 2015 through the end of the calendar month preceding the Closing Date, with all necessary supporting documentation, as to the Overage Rent paid by the tenants for calendar year 2015.  Such reconciliation statement shall indicate any difference between the Overage Rent paid by the tenants (based on each Seller’s annual 2015 budget for real estate taxes and operating expenses) and the amount that should have been paid by the tenants through the Closing Date (based on the actual expenses covering such time period);

(ii) If Sellers have collected more on account of such Overage Rent than such actual amount for such time period (with it being acknowledged that such calculation shall be made only with respect to actually collected Overage Rent sums for such time period, and not any such sums that may be so receivable from tenants), then the amount of such difference shall be credited to Purchaser at the Closing;

(iii) If Sellers have collected less from the tenants for Overage Rents than the actual amounts for such time period, then the amount of such under-collected rents shall be paid and delivered to Sellers as and when collected.  If, on the Closing Date, there are any unpaid Overage Rents for the month of Closing (or other period during which the Closing Date occurs) or past due Overage Rents owing by any tenants for any prior period, Overage Rents collected by Purchaser after the Closing Date from such tenants will be applied first, to the actual out-of-pocket third party costs incurred by Purchaser in collecting such past due Rents; second, to the month of Closing; third to amounts due Purchaser for periods following the month in which the Closing occurred; and fourth, to amounts due Sellers for the months prior to the month in which the Closing occurred.  Purchaser shall be solely responsible for performing any Overage Rent reconciliations with tenants under the Leases with respect to the entire calendar year in which the Closing occurs.  Purchaser shall include in any Operating Expense reconciliations with the tenants under the Leases copies of any applicable billing statements and invoice back-up provided by Sellers for operating expenses incurred by Sellers during the period of Sellers’ ownership of the Properties, and shall use commercially reasonable efforts to collect from tenants all amounts due to each Seller.

(iv) Notwithstanding anything in this Section 11.3(b) to the contrary, the recoveries and expenses for any Overage Rent for tenants that pay Overage Rent on an annual basis shall be prorated on an accrual basis as of Closing; and

(v) Any prorations relating to Overage Rent proposed by Sellers shall be subject to Purchaser’s review and reasonable approval.  Upon written request of either party to the other delivered on or before the earlier of December 30, 2016 and the date that is twelve (12) months after Closing, Overage Rent shall be reprorated as of Closing.

(c) The provisions of this Section 11.3 shall survive the Closing and the delivery of the Deeds provided,  however, that the provisions concerning prorations shall only survive for a period of twelve (12) months from the Closing Date.

11.4     Costs Incurred Under Leases.  At Closing, Sellers shall receive a credit from Purchaser in the aggregate amount of all amounts (including tenant concessions and tenant improvement costs, landlord work costs, tenant relocation costs and leasing commissions or fees) incurred by any Seller under or in connection with any New Leases approved by Purchaser. At Closing, to the extent same are not paid by Seller at or prior to Closing, Purchaser shall receive a credit from Sellers in the aggregate amount of all unpaid amounts of tenant concessions and tenant improvement costs, landlord work costs, tenant relocation costs and leasing commissions or fees owed by Sellers’ under or in connection with any New Leases not approved by Purchaser and under or in connection with the present term of any Lease that is not a New Lease.

11.5     Security Deposits.  All security deposits made by any of the tenants of any of the Properties now held by any Seller, as shown on the Schedule of Security Deposits provided to Purchaser by Sellers on the date hereof, or received by any Seller prior to Closing will be turned over or credited to Purchaser at the Closing.  If any Seller is holding any Security Deposits in the form of letters of credit, Purchaser will not receive a credit for such Security Deposits.  Purchaser will indemnify and hold Sellers harmless and free from any liability with respect to security deposits turned over or credited to Purchaser and such hold harmless will include any security deposits in the form of letters of credit which are transferred to or reissued in the name of

Purchaser.  The applicable Seller shall reasonably cooperate with Purchaser to cause Security Deposits that are in the form of a letter of credit or other instrument to be transferred to or re-issued in the name of Purchaser and, until such transfer or re-issuance, the applicable Seller shall, as Purchaser’s agent and at its request, draw on any letter of credit in accordance with the applicable Lease and deliver the proceeds to Purchaser.  In the event Purchaser makes such a request, and a Seller effects a draw on the letter of credit and delivers the applicable proceeds to Purchaser, Purchaser agrees to indemnify, defend, and hold Sellers harmless from any claims arising therefrom, including any assertion by a tenant that such draw was wrongful or a breach of the applicable Lease, which indemnification shall be inclusive of reasonable attorney’s fees.  Any out-of-pocket expense incurred by Sellers in such cooperation shall be promptly reimbursed by Purchaser.  This Section 11.5 shall survive the Closing and the delivery of the Deeds.

11.6     Final Adjustment After Closing.  If final bills are not available or cannot be issued prior to Closing for any item being prorated under this Article, including calendar year 2015 Seller CAM reconciliations, then Purchaser and Sellers agree to allocate such items on a fair and equitable basis as soon as such bills are available, final adjustment to be made as soon as reasonably possible after the Closing.  Payments in connection with the final adjustment will be due within ten (10) business days of notice.  Purchaser and Sellers agree to cooperate and to use commercially reasonable efforts to complete such adjustments not more than sixty (60) days after Closing.  In addition, if any obvious error in either the calculations or amount of final figures used in a closing adjustment is discovered within sixty (60) days after Closing, Purchaser and Sellers agree to correct such error promptly upon notice from the other party and to use commercially reasonable efforts to complete such adjustment within such sixty (60) day period after Closing. This Section 11.6 shall survive the Closing and the delivery of the Deeds for a period of one (1) year from the Closing Date.

11.7     Actual Day Month.  All prorations and/or adjustments provided for in this Agreement will be made based on the actual number of days in the month, unless specifically stated otherwise.

ARTICLE XII

DEFAULT

12.1     Default by Purchaser.  IF PURCHASER FAILS TO CONSUMMATE THIS AGREEMENT FOR ANY REASON OTHER THAN SELLERS’ DEFAULT OR THE PERMITTED TERMINATION OF THIS AGREEMENT BY EITHER SELLERS OR PURCHASER AS PROVIDED FOR IN THIS AGREEMENT, SELLERS WILL BE ENTITLED, AS THEIR SOLE REMEDY, TO TERMINATE THIS AGREEMENT AND RECEIVE THE DEPOSIT AS LIQUIDATED DAMAGES FOR SUCH BREACH OF THIS AGREEMENT.  IT IS AGREED BETWEEN SELLERS AND PURCHASER THAT THE ACTUAL DAMAGES TO SELLERS IN THE EVENT OF SUCH BREACH ARE IMPRACTICAL TO ASCERTAIN, AND THE AMOUNT OF THE DEPOSIT IS A REASONABLE ESTIMATE THEREOF.  NOTWITHSTANDING THE FOREGOING, SELLERS SHALL RETAIN ALL OF THEIR OTHER RIGHTS PURSUANT TO THIS AGREEMENT AND ANY CLOSING DOCUMENTS, AND, EXCEPT AS OTHERWISE SET FORTH IN THIS AGREEMENT, NOTHING CONTAINED IN THIS SECTION 12.1 WILL

LIMIT THE LIABILITY OF PURCHASER UNDER (I) ANY INDEMNITY PROVIDED BY PURCHASER UNDER THIS AGREEMENT OR ANY OF THE CLOSING DOCUMENTS EXECUTED AND DELIVERED TO SELLERS PURSUANT TO THE TERMS OF THIS AGREEMENT, OR (II) ANY ACTIONS COMMENCED AFTER CLOSING WITH RESPECT TO ANY OBLIGATION OR REPRESENTATION OF EITHER SELLERS OR PURCHASER WHICH, BY THE TERMS OF THIS AGREEMENT SURVIVES CLOSING, INCLUDING, BUT NOT LIMITED TO, PROVISIONS REGARDING CONFIDENTIALITY AND PAYMENT OF BROKERAGE FEES. UNDER NO CIRCUMSTANCES WILL SELLERS HAVE AVAILABLE TO THEM AN ACTION AT LAW OR OTHERWISE FOR DAMAGES, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR THE CLOSING DOCUMENTS.

12.2     Default by Sellers.

(a) In the event of any default by Sellers in the performance of the terms of this Agreement that would entitle Purchaser to a right to terminate this Agreement due to such default (including Sections 4.5,  8.3,  8.4 or 15.23(c) hereof), Purchaser’s sole remedy will be to elect either to: (i) terminate this Agreement and receive, in full consideration of any Claims Purchaser may have against Sellers, (a) a refund of the Deposit from the Escrow Agent pursuant to Article XIV, plus (b) reimbursement of the amount of all direct third party out-of-pocket costs and expenses actually incurred by Purchaser in connection with this Agreement, including the fees and costs with respect to attorneys, accountants, engineers, consultants, due diligence inspections of the Properties, third party reports, Title Company costs and expenses and any forfeited commitment, good faith or rate lock deposits or fees paid to a lender and any lender’s legal fees and expenses, but excluding all employee and affiliate compensation, as documented by paid invoices and evidence of payment, up to, in the aggregate, Five Hundred Thousand and 00/100 Dollars ($500,000.00) (collectively, and subject to such limitation, “Purchaser’s Costs”); (ii) waive the default by Sellers and close the transaction contemplated by this Agreement notwithstanding the default by Sellers; or (iii) commence within sixty (60) days of the date the Closing was to have occurred and diligently prosecute an action in the nature of specific performance; provided, however, that if Purchaser elects to commence such action and is unsuccessful for any reason other than by reason of Sellers’ conveying any Property to a third party, then Purchaser will receive a refund of the Deposit and Sellers shall pay to Purchaser all of Purchaser’s Costs, and the Sellers’ shall have no further liability to Purchaser under this Agreement (except those that expressly survive termination of this Agreement).

(b) Notwithstanding the foregoing, in the event (i) Sellers shall be in default of the terms of this Agreement due to Sellers’ failure to sell and convey the Properties to Purchaser in accordance with the terms of this Agreement, (ii) Purchaser has performed or satisfied, as applicable, all of the conditions to Sellers’ obligation to sell as set forth in Section 4.2 hereof and has sent prompt written notice of such performance and its readiness and willingness to close the transaction contemplated by this Agreement to Sellers, (iii) Purchaser shall have commenced within sixty (60) days of the date the Closing was to have occurred (and shall be diligently prosecuting) an action in the nature of specific performance, and (iv) such action in the nature of specific performance is not an available remedy as a result of Sellers’ transfer of the Properties to a third party other than Purchaser (or its Affiliated Entity(ies)), then

Purchaser will receive a refund of the Deposit, Sellers shall pay to Purchaser all of Purchaser’s Costs, and Sellers shall pay to Purchaser a liquidated damages payment equal to Three Million Five Hundred Thousand Dollars and No/100 ($3,500,000.00) (“LD Payment”) as liquidated damages. It is agreed between Sellers and Purchaser that the actual damages to Purchaser as a result of this default by Sellers are impractical to ascertain, and the return of the Deposit plus payment of Purchaser’s Costs and the LD Payment is a reasonable estimate thereof.

(c) NOTWITHSTANDING THE FOREGOING, PURCHASER SHALL RETAIN ALL OF ITS OTHER RIGHTS PURSUANT TO THIS AGREEMENT AND ANY CLOSING DOCUMENTS, AND, EXCEPT AS OTHERWISE SET FORTH IN THIS AGREEMENT, NOTHING CONTAINED IN THIS SECTION 12.2, WILL LIMIT THE LIABILITY OF SELLERS UNDER (I) ANY INDEMNITY PROVIDED BY SELLERS UNDER THIS AGREEMENT OR ANY OF THE CLOSING DOCUMENTS EXECUTED AND DELIVERED TO PURCHASER PURSUANT TO THE TERMS OF THIS AGREEMENT, OR (II) ANY ACTIONS COMMENCED AFTER CLOSING WITH RESPECT TO ANY OBLIGATION OR REPRESENTATION OF EITHER SELLERS OR PURCHASER WHICH, BY THE TERMS OF THIS AGREEMENT SURVIVES CLOSING, INCLUDING, BUT NOT LIMITED TO, PROVISIONS REGARDING CONFIDENTIALITY AND PAYMENT OF BROKERAGE FEES (IT BEING AGREED THAT SELLERS’ LIABILITY UNDER THIS AGREEMENT SHALL BE LIMITED AS PROVIDED IN SECTIONS 15.16 AND 15.23). UNDER NO CIRCUMSTANCES WILL PURCHASER HAVE AVAILABLE TO IT AN ACTION AT LAW OR OTHERWISE FOR DAMAGES, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN THE CLOSING DOCUMENTS.

12.3     Notice of Default; Opportunity to Cure.  Notwithstanding anything contained herein, neither Sellers nor Purchaser shall be deemed to be in default hereunder until and unless Sellers or Purchaser, as applicable, has been given written notice of the failure to comply with the terms of this Agreement and thereafter does not cure such failure within five (5) business days after receipt of such notice; provided, that the foregoing provision of this Section 12.3 (i) shall not be applicable to Purchaser’s failure to deliver the Purchase Price or the Deposit or any portion thereof on the date required hereunder or to a party’s failure to make any deliveries required of Sellers and Purchaser on the Closing Date pursuant to Sections 4.1 and 4.2, respectively, and, accordingly, (ii) shall not have the effect of extending the Closing Date or the due date of the Initial Deposit or the Additional Deposit.

12.4     Limitation on Damages. Notwithstanding any provision of this Agreement or applicable law to the contrary, under no circumstances will any party be liable for any consequential, indirect, special, punitive or exemplary damages for any claim or dispute related to or arising under this Agreement.

ARTICLE XIII

REPRESENTATIONS AND WARRANTIES

13.1     Sellers’ Representations.  Each Seller represents and warrants to Purchaser with respect to itself and its Property, the following (collectively, “Sellers’ Representations”) as of the Effective Date and as of the Closing Date, provided,  however, that Purchaser’s remedies in the instance that any of Sellers’ Representations are known to Purchaser to be untrue or incorrect as of the Closing Date, are limited to those set forth in Article XII:

(a) Such Seller is duly organized, validly existing and in good standing under the laws of the state of its formation set forth in the initial paragraph of this Agreement, and is qualified to transact business in the state in which its applicable Property is located; and, has or at the Closing will have the entity power and authority to sell and convey its Property and to execute the documents to be executed by such Seller and prior to the Closing will have taken, as applicable, all corporate or equivalent entity actions required for the execution and delivery of this Agreement by it and the consummation by it of the transactions contemplated by this Agreement.

(b) Such Seller has all necessary approvals to execute and deliver this Agreement and perform its obligations hereunder, and to such Seller’s knowledge, no other authorization or approvals, whether of governmental bodies or otherwise, will be necessary in order to enable such Seller to enter into or comply with the terms of this Agreement.

(c) This Agreement and the other documents to be executed by such Seller hereunder, upon execution and delivery thereof by such Seller, will have been duly entered into by such Seller, and will constitute legal, valid and binding obligations of such Seller. To such Seller’s knowledge, neither this Agreement nor anything provided to be done under this Agreement violates or shall violate any contract, document, understanding, agreement or instrument to which such Seller is a party or by which it is bound.

(d) Such Seller is a “United States person” within the meaning of Sections 1445(f)(3) and 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

(e) The Leases provided to Purchaser by such Seller are true and correct copies in all material respects of the Leases between such Seller and the tenants of such Leases as they appear in Sellers’ files, including any and all amendments, renewals and extensions thereof. The Schedule of Leases provided to Purchaser by such Seller on the date hereof is true and correct in all material respects and lists all Leases as to its Property as of the Effective Date.  Seller has not received notice of any material defaults from any tenant under its Lease in the last twelve (12) months preceding the Effective Date and no tenants under the Leases are delinquent in the payment of rent except as set forth in the Notice of Lease Defaults provided to Purchaser by such Seller on the date hereof.

(f) The Rent Roll as to its Property provided to Purchaser by such Seller on the date hereof is true and correct in all material respects.

(g) Other than as set forth in the Notice of Material Litigation provided to Purchaser by Sellers on the date hereof, there are (i) no actions, suits, arbitrations, claims, governmental proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings, pending, or to Sellers’ knowledge  threatened in writing, against any Seller that would affect any Seller's ability to perform its obligations under this Agreement,  (ii) no judicial, administrative or other adversarial suit, action or governmental proceeding pending against any Seller or any Property, which will be binding against Purchaser or any Property after the Closing, (iii) no material litigation pending with respect to such Seller’s Property not covered by insurance and (iv) no pending, or to Sellers’ knowledge threatened in writing, litigation involving such Seller’s Property or such Seller exists which if determined adversely would restrain or prevent the consummation of the transactions contemplated by this Agreement or would declare illegal, invalid or non-binding any of such Seller’s obligations or covenants to Purchaser pursuant to this Agreement or any of the Closing Documents.

(h) Other than as set forth in the Notice of Violations provided to Purchaser by Sellers on the date hereof, to such Seller’s knowledge, during the eighteen (18) month period prior to the Effective Date, such Seller has received no written notice from any governmental body or agency of any violation or alleged violation of any zoning ordinance, land use law or building code with respect to such Seller’s Property, which violation or alleged violation has not been corrected.

(i) To such Seller’s knowledge, during the eighteen (18) month period prior to the Effective Date, such Seller has received no written notice from any governmental body or agency of any pending or threatened condemnation proceeding against such Seller’s Property or any formal notice of condemnation with respect to such Seller’s Property, other than as set forth on Schedule 13.1(i).

(j) To such Seller’s knowledge, during the eighteen (18) month period prior to the Effective Date, such Seller has not received any written notice from any property owner’s association (or shopping center association), tenant, governmental authority or other third party of any violation or alleged violation of any covenants, conditions, restrictions, easements or declarations governing such Seller’s Property, which violation or alleged violation has not been corrected.

(k) To such Seller’s knowledge, during the eighteen (18) month period prior to the Effective Date, such Seller has received no written notice from any governmental body or agency of any violation or alleged violation of any applicable law with respect to (i) Hazardous Materials on such Seller’s Property or (ii) other environmental conditions concerning such Seller’s Property.

(l) Such Seller (which for this purpose includes its partners, members, principal stockholders and any other constituent entities (i) has not been designated as a “specifically designated national and blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website, <http://www.treas.gov/offices/enforcement/ofac/sdn/t11sdn.pdf> or at any replacement website or other replacement official publication of such list  and (ii) is currently in compliance with and will at all times during the term of this Agreement (including any extension thereof) remain in compliance with the regulations of the Office of Foreign Asset Control of the Department of the Treasury and any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action relating thereto.

(m) There are no employees who are employed by such Seller or any property manager engaged by such Seller in the operation, management or maintenance of such Seller’s

Property whose employment will continue after Closing.  On and after the Closing, there will be no obligations concerning any pre-Closing employees of such Seller, nor will there be any property management agreement which will be binding on Purchaser or such Seller’s  Property.

(n) To such Seller’s knowledge, during the eighteen (18) month period prior to the Effective Date, such Seller has not received any written notices of default with respect to its obligations or liabilities under any of the Service Agreements.

(o) To Wendover Village II Seller’s knowledge, during the eighteen (18) month period prior to the Effective Date, Wendover Village II Seller has not received any written notices of violation, non-compliance or breach of the Wendover Brownfield Notice and/or the Wendover Brownfields Agreement.

13.2     Definition of Seller’s Knowledge.  Any representation and/or warranty made “to Sellers’ knowledge”, “to such Seller’s knowledge” or to any phrase of like import will not be deemed to imply any duty of inquiry.  For purposes of this Agreement, the term “Sellers’ knowledge”, “Seller’s knowledge” or any phrase of like import means the actual knowledge of the Designated Representative of Sellers and will not be construed to refer to the knowledge of any other officer, director, agent, employee or representative of any Seller, or any affiliate of any Seller, or to impose upon such Designated Representative any duty to investigate the matter to which such actual knowledge or the absence thereof pertains, or to impose upon such Designated Representative any individual personal liability. As used herein, the term “Designated Representative of Sellers” refers to Benjamin Snyder, vice president of DDR Corp. and the persons who are the property managers of the specified  Properties as listed on Schedule 13.2 attached hereto.

13.3     Purchaser’s Representations, Warranties, and Covenants.  For the purpose of inducing Sellers to enter into this Agreement and to consummate the sale and purchase of the Properties in accordance herewith, Purchaser represents and warrants to Sellers the following as of the Effective Date and as of the Closing Date:

(a) Purchaser is a Virginia limited liability company duly organized, validly existing and current with any and all required limited liability company filings and fees, under the laws of the Commonwealth of Virginia.

(b) Purchaser, acting through any of its duly empowered and authorized officers or members, has all necessary entity power and authority to transact the business in which it is engaged, and has full power and authority to enter into this Agreement, to execute and deliver the documents and instruments required of Purchaser herein, and to perform its obligations hereunder; and no consent not obtained by or from any of Purchaser’s partners, directors, officers or members is required to so empower or authorize Purchaser.  The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any agreement to which Purchaser is a party or by which Purchaser is otherwise bound, which conflict, breach or default would have a material adverse effect on Purchaser’s ability to consummate the transaction contemplated by this Agreement.

(c) No pending or, to the knowledge of Purchaser, threatened in writing litigation involving Purchaser exists which if determined adversely would restrain the consummation of the transactions contemplated by this Agreement or would declare illegal, invalid or non-binding any of Purchaser’s obligations or covenants to Sellers.

(d) Other than the representations provided in this Agreement, including, the Sellers’ Representations, Purchaser has not relied on any representation or warranty made by any Seller or any representative of any Seller, including Broker (as defined below), in connection with this Agreement and the acquisition of the Properties.

(e) Purchaser (which for this purpose includes its partners, members, principal stockholders and any other constituent entities) (i) has not been designated as a “specifically designated national and blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website, <http://www.treas.gov/offices/enforcement/ofac/sdn/t11 sdn.pdf> or at any replacement website or other replacement official publication of such list; (ii) is currently in compliance with and will at all times during the term of this Agreement (including any extension thereof) remain in compliance with the regulations of the Office of Foreign Asset Control of the Department of the Treasury and any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action relating thereto; and (iii) has not used  and will not use funds from illegal activities for any portion of the Purchase Price, including the Deposit.

(f) (i) Purchaser is not an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (“ERISA”), which is subject to Title I of ERISA, or a “plan” as defined in Section 4975(e)(1) of the Code, which is subject to Section 4975 of the Code; and (ii) the assets of Purchaser do not constitute “plan assets” of one or more such plans for purposes of Title I of ERISA or Section 4975 of the Code; and (iii)(a) Purchaser is not a “governmental plan” within the meaning of Section 3(32) of ERISA, and assets of Purchaser do not constitute plan assets of one or more such plans; or (b) transactions by or with Purchaser are not in violation of state statutes applicable to Purchaser regulating investments of and fiduciary obligations with respect to governmental plans.

(g) Armada Hoffler Properties, Inc. (“AHP”) (Purchaser’s parent company) is a publicly traded real estate investment trust subject to the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (collectively, the “Exchange Act”) and the rules and regulations thereunder.

13.4     Survival.    The representations and warranties made by Sellers in Section 13.1 and by Purchaser in Section 13.3 shall survive the Closing and delivery of the Deeds as provided in Section 15.23.

ARTICLE XIV

ESCROW PROVISIONS

14.1     Escrow Provisions. The Deposit and any other sums (including any interest earned thereon) which the parties agree shall be held in escrow (collectively “Escrow Funds”), shall be held by Escrow Agent, in trust and disposed of only in accordance with the following provisions:

(a)Escrow Agent hereby agrees to hold, administer, and disburse the Escrow Funds pursuant to this Agreement.  Escrow Agent shall invest such Escrow Funds in a segregated, interest-bearing deposit account at Citibank, N.A.  In the event any interest or other income shall be earned on such Escrow Funds, such interest or other income shall become a part of the Escrow Funds and will be the property of the party entitled to the Deposit pursuant to this Agreement.  Purchaser’s and Sellers’ Federal Identification Numbers are set forth below.

(b)At such time as Escrow Agent receives written notice from either Purchaser or Sellers, or both, setting forth the identity of the party to whom such Escrow Funds (or portions thereof) are to be disbursed and further setting forth the specific section or paragraph of the Agreement pursuant to which the disbursement of such Escrow Funds (or portions thereof) is being requested, Escrow Agent shall disburse such Escrow Funds pursuant to such notice; provided,  however, that if such notice is given by either Purchaser or Sellers but not both (except as to a notice of termination delivered by Purchaser under the provisions of Section 6.4, as to which notice of Purchaser only shall be required for the release to Purchaser of the Deposit by Escrow Agent hereunder), Escrow Agent shall (i) promptly notify the other party (either Purchaser or Sellers as the case may be) that Escrow Agent has received a request for disbursement, and (ii) withhold disbursement of such Escrow Funds for a period of ten (10) days after receipt of such notice of disbursement and if Escrow Agent receives written notice from either Purchaser or Sellers within said ten (10) day period which notice countermands the earlier notice of disbursement, then Escrow Agent shall withhold such disbursement until both Purchaser and Sellers can agree upon a disbursement of such Escrow Funds.  Purchaser and Sellers hereby agree to send to the other, pursuant to Section 15.6, a duplicate copy of any written notice sent to Escrow Agent and requesting any such disbursement or countermanding a request for disbursement.

(c)In performing any of its duties hereunder, Escrow Agent shall not incur any liability to anyone for any damages, losses, or expenses, except for willful default or breach of trust, and it shall accordingly not incur any such liability with respect to (i) any action taken or omitted in good faith upon advice of its legal counsel given with respect to any questions relating to the duties and responsibilities of Escrow Agent under this Agreement, or (ii) any action taken or omitted in reliance upon any instrument, including any written notice or instruction provided for in this Agreement, not only as to its due execution and the validity and effectiveness of its provisions but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by a proper person or persons, and to conform with the provisions of this Agreement.

(d)Notwithstanding the provisions of Section 14.1(b) (except as to a notice of termination delivered by Purchaser under the provisions of Section 6.4, as to which notice of Purchaser only shall be required for the release to Purchaser of the Deposit by Escrow Agent hereunder), in the event of a dispute between Purchaser and Sellers sufficient, in the sole discretion of Escrow Agent to justify its doing so or in the event that Escrow Agent has not disbursed the Escrow Funds on or before ten (10) days after the Closing Date, Escrow Agent shall be entitled to tender into the registry or custody of any court of competent jurisdiction the Escrow Funds, together with such legal pleadings as it may deem appropriate, and thereupon be discharged from all further duties and liabilities under this Agreement.  Any such legal action may be brought in a federal or state court in New York County, New York or, if is such courts do not have jurisdiction as to the parties or matters involved then such court as Escrow Agent shall determine to have jurisdiction thereof.

(e)Sellers and Purchaser hereby acknowledge that they are aware the Federal Deposit Insurance Corporation (FDIC) coverages apply only to a maximum amount of $250,000.00 for each individual depositor. Sellers and Purchaser understand that Escrow Agent assumes no responsibility for, nor will Sellers and Purchaser hold same liable for, any loss occurring which arises from the fact that the amount of the Deposit may cause the aggregate amount of any individual depositor's account to exceed $250,000.00 and that the excess amount is not insured by the Federal Deposit Insurance Corporation

(f)Escrow Agent has executed this Agreement in the place indicated on the signature page hereof in order to confirm that the Escrow Agent has received the Deposit and shall hold the Escrow Funds in escrow, and shall disburse the Escrow Funds pursuant to the provisions of this Article XIV.  A copy of this Agreement executed by Escrow Agent shall be delivered by Escrow Agent to Sellers and Purchaser.

ARTICLE XV

GENERAL PROVISIONS

15.1     No Agreement Lien.  In no event will Purchaser have a lien against the Properties by reason of any deposits made under this Agreement or expenses incurred in connection therewith and Purchaser waives any right that it might have to so lien the Properties.

15.2     Confidentiality.

(a) Purchaser will treat any and all information disclosed to it by or on behalf of Sellers, including this Agreement, the Closing Documents and the Property Documents, or

otherwise gained through Purchaser's access to the Property and Sellers’ books and records, as confidential, giving it the same care as Purchaser's own confidential information, and will make no use of any such disclosed information not independently known to Purchaser except in connection with the transactions contemplated hereby; provided, however, that Purchaser may, without the consent of Sellers, disclose such information: (i) to its partners, members, managers, employees, advisors, consultants, attorneys, accountants, and lenders (collectively, “Purchaser Transaction Parties”), so long as any such Purchaser Transaction Parties to whom disclosure is made have also agreed to keep all such information confidential in accordance with the terms hereof; and (ii) if disclosure is required by law or by regulatory or judicial process, provided that in such event Purchaser will give Sellers reasonable prior written notice of such disclosure required by law or by regulatory or judicial process, will exercise all commercially reasonable efforts to preserve the confidentiality of the confidential information, including reasonably cooperating with Sellers (at Sellers’ sole expense) to obtain an appropriate exemption from disclosure, order or other reliable assurance that confidential treatment will be accorded such confidential information by such tribunal and will disclose only that portion of the confidential information which Purchaser and Sellers (in their reasonable discretion) shall agree is required by law or by regulatory or judicial process to disclose.

(b) Sellers will treat any and all information disclosed to it by or on behalf of Purchaser, as confidential, giving it the same care as Sellers’ own confidential information, and make no use of any such disclosed information not independently known to Sellers except in connection with the transactions contemplated hereby; provided, however, that Sellers may, without the consent of Purchaser, disclose such information: (i) to its partners, members, managers, employees, advisors, consultants, attorneys, accountants, and lenders (collectively, “Seller Transaction Parties”), so long as any such Seller Transaction Parties to whom disclosure is made have also agreed to keep all such information confidential in accordance with the terms hereof; and (ii) if disclosure is required by law or by regulatory or judicial process, provided that in such event Sellers will give Purchaser reasonable prior written notice of such disclosure required by law or by regulatory or judicial process, will exercise all commercially reasonable efforts to preserve the confidentiality of the confidential information, including reasonably cooperating with Purchaser (at Purchaser’s sole expense) to obtain an appropriate exemption from disclosure, or confidential treatment order or other reliable assurance that confidential treatment will be accorded such confidential information by such tribunal and will disclose only that portion of the confidential information which Sellers and Purchaser (in its reasonable discretion) shall agree is required by law or by regulatory or judicial process to disclose.

(c) Each Seller acknowledges that Purchaser and AHP have advised it that:  (i) AHP is a publicly traded real estate investment trust subject to the Exchange Act and the rules and regulations thereunder; (ii) AHP has reporting and disclosure obligations under the Exchange Act and other applicable federal and state securities laws, as reported in its securities filings; (iii) the fact that Purchaser has entered into this Agreement may be material to AHP’s investors and therefore certain information may be required to be disclosed pursuant to Exchange Act reporting and disclosure obligations; and (iv) with Sellers’ prior written consent (not to be unreasonably withheld, conditioned or delayed) AHP may disclose material information from time to time concerning the existence of this Agreement and the transactions contemplated in this

Agreement pursuant to its Exchange Act reporting and disclosure obligations in securities filings with the U.S. Securities and Exchange Commission or other applicable regulatory bodies; provided, however, that Sellers expressly consent to (I) AHP’s filing of a Current Report on Form 8-K (the “Form 8-K”) in a form approved by Seller within four business days of the Effective Date for the purpose of disclosing the material terms of this Agreement (but AHP shall not file this Agreement as an exhibit to the Form 8-K) to the extent necessary to enable AHP to comply with its obligations under the Exchange Act, and (II) AHP’s filing of this Agreement, together with all applicable exhibits and schedules hereto, as an exhibit to AHP’s Annual Report on Form 10-K for the fiscal year ending December 31, 2015 (the “Form 10-K”); provided further, that AHP shall be permitted to discuss the terms of this Agreement and the transactions contemplated hereby with analysts, investors, lenders and other similar parties to the extent materially consistent with the disclosure set forth in the Form 8-K.  In such event, these filings, disclosures, and statements shall not constitute a breach or a violation of any confidentiality or non-disclosure provisions of this Agreement or any other agreement.  Furthermore, in the event that the SEC shall request or require AHP to file or furnish other information or documents related to this Agreement and the transactions contemplated by this Agreement, AHP shall provide Sellers prompt notice of such request or requirement and shall, if reasonably requested by Sellers within three business days of such notice by AHP, use commercially reasonable efforts to promptly submit to the SEC an application for confidential treatment of any information or documents that Sellers may reasonably request; provided, however, that in the event that AHP is unsuccessful in obtaining confidential treatment of any such information or documents despite its use of use commercially reasonable efforts, Sellers acknowledge that AHP shall file or furnish any information or documents responsive to the SEC’s request or requirement and that such disclosure shall not be deemed a violation of this Section 15.2.

(d) Sellers, Purchaser and AHP agree: (1) that the Form 8-K shall be in the form approved by Sellers and shall not attach this Agreement as an exhibit thereto; and (2) that this Agreement shall only be filed with the SEC as an exhibit to AHP’s Form 10-K, which shall not be filed until the earlier of the day after Closing or March 10, 2016.

(e) Notwithstanding the foregoing provisions of this Section 15.2, the provisions of Section 15.2(a) and (b) will not apply to any information or document that is or becomes generally available to the public other than as a result of (1) a violation of law, (2) a disclosure in violation of this Section 15.2,  and/or (3) a breach of any other obligation of confidentiality.

(f) The provisions of this Section 15.2 shall survive the Closing and the delivery of the Deeds and/or termination of this Agreement.

15.3     Incorporation.  The preamble, recitals, exhibits and schedules to this Agreement, whether part of, attached to or referenced in this Agreement, are incorporated herein by reference and made a part of this Agreement.

15.4     Brokers.  Sellers and Purchaser agree that Holliday Fenoglio Fowler, L.P. (“Broker”) was the only broker with whom the parties negotiated in connection with the sale and purchase of the Property.  Sellers are obligated to pay any and all brokerage commissions payable to Broker in accordance with a separate agreement between it and Broker.  Sellers agree to indemnify and hold Purchaser harmless from the claims of any other party claiming a commission due it by reason of an agreement with Sellers.  Purchaser agrees to indemnify and hold Sellers harmless from the claims of any other party claiming a commission due it by reason of an agreement with Purchaser.  The provisions of this Section will survive the Closing and the delivery of the Deeds or termination of this Agreement.

15.5     Modifications.  This Agreement may not be modified in any respect except by an instrument in writing and duly signed by the parties hereto.  The parties agree that this Agreement contains all of the terms and conditions of the understanding between the parties hereto and that there are no oral understandings whatsoever between them.

15.6     Notices.  All notices, consents, approvals, acceptances, demands, waivers and other communications (“Notice”) required or permitted hereunder must be in writing and must be sent by (i) personal delivery, (ii) certified mail, return receipt requested, (iii) for next day delivery by nationally recognized overnight delivery service that provides evidence of the date of delivery, or (iv) electronic mail, in any case with all charges prepaid, addressed to the appropriate party at its address listed below.

To Seller:

DDR-SAU South Square, L.L.C.
DDR-SAU Durham Patterson, L.L.C.
DDR-SAU Wendover Phase II, L.L.C.
DDR-SAU Salisbury Alexander, L.L.C.
DDR-SAU Winston-Salem Harper Hill, L.L.C.
DDR-SAU Greer North Hampton Market, L.L.C.
DDR-SAU Nashville Willowbrook, L.L.C.
DDR-SAU South Bend Broadmoor, L.L.C.
DDR-SAU Oakland, L.L.C.
DDR-SAU Waynesboro, L.L.C.
DDR-SAU Pasadena Red Bluff Limited Partnership
c/o Teachers Insurance and Annuity Association of America
730 Third Avenue - 4th Floor
New York, NY  10017
Attention: Lynette Pineda
Email:  lpineda@tiaa-cref.org

With copies to:	Nancy Miller, Esq. Teachers Insurance and Annuity Association of America 730 Third Avenue – 12th Floor New York, NY 10017 Email: Nancy.Miller@tiaa-cref.org
and

Benjamin Snyder Vice President DDR Corp. 3300 Enterprise Parkway Beachwood, OH 44122 Email: bsnyder@ddr.com and Noam Magence, Esq. DDR Corp. 3300 Enterprise Parkway Beachwood, OH 44122 Email: nmagence@ddr.com
and
Lester M. Bliwise, Esq. Seyfarth Shaw LLP 620 Eighth Avenue New York, NY 10018 Email: lbliwise@seyfarth.com

To Purchaser:

AHP ACQUISITIONS, LLC

Attn.: Eric L. Smith, Chief Investment Officer

Armada Hoffler Properties, Inc.

222 Central Park Avenue, Suite 2100

Virginia Beach, VA 23462

Telephone: 757.366.4000

Facsimile: 757.424.2513

E-mail: esmith@armadahoffler.com

With a copy to:	Williams Mullen Att.: C. Grigsby Scifres, Esq. 222 Central Park Avenue, Suite 1700 Virginia Beach, Virginia 23462 Telephone: 757.473.5370 Facsimile: 757.473.0395 Email: gscifres@williamsmullen.com

All Notices given in accordance with this Section will be deemed to have been received (as applicable): three (3) business days after having been deposited in any mail depository regularly maintained by the United States Postal Service, if sent by certified mail, on the date delivered if by personal delivery or electronic mail (or the next business day if delivery was not on a business day) or one (1) business day after having been deposited with a nationally recognized overnight delivery service, if sent by overnight delivery, or on the date delivery is refused, as indicated on the return receipt or the delivery records of the delivery service, as applicable.  Notices given by counsel to a party in accordance with the above shall be deemed given by such party.

15.7     Assignment.  Purchaser will not assign this Agreement or its rights hereunder without Sellers’ prior written consent, which may be withheld in Sellers’ sole and absolute discretion, and any attempted assignment or transfer without Sellers’ consent will be null and void ab initio and of no effect.  The foregoing notwithstanding, provided that Purchaser is in compliance with the conditions hereinafter set forth, Purchaser shall have the right to assign this Agreement, without Sellers’ consent, provided (a) the assignment is effective on or before the Closing Date, (b) the assignment is to one or more Affiliated Entity(ies) (as defined below) created by Purchaser for the purpose of purchasing the Property, (c) the assignment is on the form attached hereto as Exhibit N and includes all of Purchaser’s right, title and interest in and to the Deposit, and provides for the assumption, for the benefit of Sellers as third-party beneficiaries, of all of Purchaser’s obligations under this Agreement, (d) that such assignee has assumed any and all obligations and liabilities of Purchaser under this Agreement, but, notwithstanding such assumption, Purchaser shall continue to be liable hereunder, and (e) Purchaser provides Sellers, at least five (5) business days’ prior to the Wendover Notice Deadline, with written notice of such assignment and executed counterparts of all documents evidencing or otherwise executed in connection with such assignment.  An “Affiliated Entity” shall mean an entity controlling, controlled by or under common control with Purchaser including any wholly-owned lower tier subsidiary of Armada Hoffler, L.P.  Any assignment which fails to meet the criteria of this Section 15.7 or to which Sellers have not otherwise consented shall be void and of no force or effect.  Purchaser shall deliver to Sellers prior to Closing, and as a condition to the effectiveness of any such assignment, such supporting evidence of the foregoing as is reasonably required by Sellers.

15.8     Further Assurances.  Purchaser and Sellers hereby agree to complete, execute and deliver to the appropriate governmental authorities any returns, affidavits or other instruments that may be required with respect to any transfer, gains, sales, stamps and similar taxes, if any, arising out of this transaction.

15.9     Governing Law.  This Agreement will be governed by and construed in accordance with the laws of the State of New York.

15.10     Offer Only.  This Agreement will not constitute a binding agreement by and between the parties hereto until such time as this Agreement has been duly executed and delivered by all such parties and the Deposit is deposited with the Escrow Agent in accordance with this Agreement.

15.11     Counterparts.  This Agreement may be executed in counterparts, each of which, when taken together shall constitute fully executed originals.

15.12     E-mail or PDF Signatures.  Signatures to this Agreement, the Site Access and Indemnification Agreement and the Confidentiality Agreement transmitted by e-mail, PDF or other electronic imaging shall be valid and effective to bind the party so signing. A copy of the electronic mail or PDF shall also be sent to the intended addressee by one of the means described in clauses (i) through (iii) of Section 15.6, in any case with all charges prepaid, addressed to the appropriate party at its address provided herein.

15.13 Severability.  If any portion of this Agreement becomes or is held to be illegal, null or void or against public policy, for any reason, the remaining portions of this Agreement will not be affected thereby and will remain in force and effect to the fullest extent permissible by law.

15.14 No Waiver.  No waiver by Purchaser or Sellers of a breach of any of the terms, covenants or conditions of this Agreement by the other party will be construed or held to be a waiver of any succeeding or preceding breach of the same or any other term, covenant or condition herein contained.  No waiver of any default by Purchaser or Sellers under this Agreement will be implied from any omission by the other party to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect a default other than as specified in such waiver.  The consent or approval by Purchaser or Sellers to or of any act by the other party requiring the consent or approval of the first party will not be deemed to waive or render unnecessary such party’s consent or approval to or of any subsequent similar acts by the other party.

15.15 Intentionally Omitted.

15.16     Limitation of Liability.  If Purchaser becomes aware after Closing of any breach and/or violation of any of Sellers’ representations and/or warranties set forth herein or of any other matter for which Sellers would or could become liable to Purchaser, whether hereunder or under any Closing Document, and Purchaser timely commences any action(s) to enforce any alleged breach and/or violation of any of the representations and/or warranties of Sellers as set forth in this Agreement or to enforce any other claims for liability against Sellers, and, notwithstanding any provision to the contrary contained herein or in any document executed by any Seller pursuant hereto or in connection herewith, in no event shall Sellers be liable for any special, consequential, speculative, punitive or similar damages, nor shall Sellers’ aggregate liability in any such event or events exceed in the aggregate Three Million Five Hundred Thousand Dollars ($3,500,000.00) (“Sellers’ Maximum Liability”) and no claim by Purchaser may be made and Sellers shall not be liable for any judgment in any action based upon any such claim unless and until Purchaser’s claims are for an aggregate amount in excess of $300,000.00 (“Liability Threshold”), in which event Sellers’ liability respecting any final judgment concurring such claim(s) shall be for the entire amount thereof, subject to Sellers’ Maximum Liability.  The amount of Sellers’ Maximum Liability shall be inclusive of attorneys’ fees, and ancillary court and experts’ costs and fees.   Notwithstanding the provisions of this Section 15.16 to the contrary, and for the avoidance of doubt, the limitations in this Section 15.16 do not limit or restrict any of Purchaser’s rights and any of Sellers’ obligations (i) with respect to any sums payable pursuant to the provisions of Article VIII, (ii) with respect to any awards or sums payable pursuant to the provisions of Article IX, (iii) with respect to any sums payable pursuant to the provisions of Section 10.5 or Section 10.6, (iv) with respect to any sums payable pursuant to the provisions of Article XI, (v) with respect to any sums payable pursuant to the provisions of Section 12.2, and (vi) with respect to any sums payable pursuant to the provisions of Section 15.4.  Notwithstanding any provision in this Agreement to the contrary, if Purchaser has knowledge of a breach of a representation or warranty by Sellers prior to Closing and elects to consummate the Closing notwithstanding such breach, despite the fact that Sellers will have no liability to Purchaser for same, including any loss, cost, expense and reduction and reduction of base rent related to such breach pursuant to Section 4.5, the aggregate amount of any such loss, cost and  expense related to such breach will be included in the calculation of whether the Liability Threshold has been reached with respect to any breaches or violations of any of Sellers’ representations or warranties that Purchaser becomes aware of after Closing.  The provisions of this Section 15.16 shall survive the Closing and the delivery of the Deeds.

15.17     Waiver of Jury Trial.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

15.18     Successors and Assigns.  Subject to the limitations set forth elsewhere in this Agreement, each and all of the covenants and conditions of this Agreement will inure to the benefit of and will be binding upon the successors-in-interest, assigns, and representatives of the parties hereto.  As used in the foregoing, “successors” refers to the successors to all or substantially all of the assets of parties hereto and to their successors by merger or consolidation.

15.19     No Partnership or Joint Venture.  Sellers or Purchaser will not, by virtue of this Agreement, in any way or for any reason be deemed to have become a partner of the other in the conduct of its business or otherwise, or a joint venture.  In addition, by virtue of this Agreement there shall not be deemed to have occurred a merger of any joint enterprise between Purchaser and Sellers.

15.20     No Recordation.  Sellers and Purchaser agree that neither this Agreement nor any memorandum or notice hereof shall be recorded, and Purchaser further agrees (a) not to file any notice of pendency, lis pendens or other instrument (other than a judgment) against any Property or any portion of any Property (except solely in connection with an action for specific performance commenced against Sellers pursuant to Section 12.2), and (b) to be responsible for and to indemnify Sellers against all Liabilities (including reasonable attorneys’ fees, expenses and disbursements) incurred by Sellers by reason of the filing by Purchaser of any such notice of pendency, lis pendens or other instrument.  The provisions of this Section 15.20 shall survive any termination of this Agreement.

15.21     Designation Agreement.  Section 6045(e) of the United States Internal Revenue Code and the regulations promulgated thereunder (herein collectively called the “Reporting Requirements”) require an information return to be made to the United States Internal Revenue Service, and a statement to be furnished to Sellers, in connection with the Transaction.  Escrow Agent is either (x) the person responsible for closing the Transaction (as described in the Reporting Requirements) or (y) the disbursing title or escrow company that is most significant in terms of gross proceeds disbursed in connection with the Transaction (as described in the Reporting Requirements).  Accordingly:

(a) Escrow Agent is hereby designated as the “Reporting Person” (as defined in the Reporting Requirements) for the Transaction.  Escrow Agent shall perform all duties that are required by the Reporting Requirements to be performed by the Reporting Person for the Transaction.

(b) Sellers and Purchaser shall furnish to Escrow Agent, in a timely manner, any information requested by Escrow Agent and necessary for Escrow Agent to perform its duties as Reporting Person for the Transaction.

(c) Sellers acknowledge that any failure by Sellers to provide Escrow Agent with Sellers’ correct taxpayer identification number(s) may subject Sellers to civil or criminal penalties imposed by law.  Accordingly, each Seller hereby certifies to Escrow Agent, under penalties of perjury, that such Seller’s correct taxpayer identification number is 20-2639998.

(d) Each of the parties hereto shall retain this Agreement for a period of four (4) years following the calendar year during which Closing occurs.

The provisions of this Section 15.21 shall survive the Closing and the delivery of the Deeds.

15.22     Section 1031 Exchanges.  Purchaser and Sellers agree that, at either Purchaser’s or Sellers’ sole election, this transaction may be structured as an exchange of like-kind properties under Section 1031 of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations and proposed regulations thereunder.  The parties agree that if either wishes to make such election, it must do so by written notice to the other party at least five (5) business days prior to the Closing Date.  If either so elects, the other shall reasonably cooperate, provided any such exchange is consummated pursuant to an agreement that is mutually acceptable to Purchaser and Sellers and which shall be executed and delivered on or before the Closing Date.  The electing party shall in all events be responsible for all costs and expenses related to the Section 1031 exchange and shall fully indemnify, defend and hold the other harmless from and against any and all liability, claim, damages, expenses (including reasonable attorneys’ fees, expenses and disbursements), proceedings and causes of action of any kind or nature whatsoever arising out of, connected with or in any manner related to such 1031 exchange that would not have been incurred by the non-electing party if the transaction were a purchase for cash.  In no event shall any party be required to take record title to any property other than the Properties in connection with such transaction.

15.23     Survival.

(a) The parties hereby acknowledge and agree that (I) the Purchaser’s covenants, agreements, indemnities, warranties and representations contained in this Agreement and in any Closing Document (other than those made in Sections 13.3 (e) and (f), 15.16 and 15.21, and this Section 15.23 which are meant to and shall survive indefinitely), and (II) the Sellers’ covenants, agreements, indemnities, warranties and representations contained in this Agreement and in any Closing Document (other than those made in Sections 13.1 (d),

13.1 (l), 15.16 and 15.21, and this Section 15.23, which are meant to and shall survive indefinitely), shall survive Purchaser’s purchase of the Properties only for a period commencing on the Closing Date and ending six (6) months after the Closing Date or, if another period of time is specified, such other period of time (as applicable, the “Survival Period”).

(b) It is expressly agreed that  Purchaser shall provide written notice to Sellers prior to the expiration of the Survival Period of any alleged breach of such covenants, agreements, indemnities, warranties or representations, and, if such notice is not given on or before such date then any claim relating to or arising out of such breach thereafter will be void and of no force or effect.  Sellers shall have thirty (30) days after receipt of such notice to cure such breach, or, such additional reasonable period of time so long as a cure has been commenced and is being diligently pursued and is finally completed within sixty (60) days after receipt of such notice to cure.  If Sellers fail to cure such breach within such cure period, Purchaser’s sole remedy shall be an action at law for actual damages commenced, if at all, within the Survival Period or within thirty (30) days of Seller’s failure to complete the cure.  Purchaser’s waiver(s) and release(s) set forth in Sections 1.6 and 1.7 are hereby incorporated by this reference.  Purchaser specifically acknowledges that such termination of liability represents a material element of the consideration to Sellers.  The limitation as to Sellers’ liability in this Section 15.23 does not apply to Sellers’ liability with respect to prorations and adjustments under Article XI.

(c) Notwithstanding any contrary provision of this Agreement, if Sellers become aware during the pendency of this Agreement prior to Closing of any matters which make any of its representations or warranties untrue, Sellers shall (i) promptly disclose such matters to Purchaser in writing or (ii) disclose such matters in Sellers’ Bring Down Certificate delivered at Closing.  In the event that Sellers discloses or Purchaser otherwise has knowledge that any of Sellers’ representations or warranties are untrue or incorrect in any material respect, Sellers shall bear no liability for such matters, but Purchaser may elect in writing on or before the Closing Date to (i) waive such matters and complete the purchase of the Properties without reduction of the Purchase Price, or (ii) as to any matters disclosed or discovered following the expiration of the Due Diligence Period for which the aggregate amount, without duplication, of any loss (which may be measured as a reduction in value of the Properties), cost, or expense resulting therefrom exceeds three and one half percent (3.5%) of the Purchase Price,  terminate this Agreement, it being agreed that if such matters do not, in the aggregate (and without duplication), exceed three and one half percent (3.5%) of the Purchase Price, then Purchaser shall have no right to terminate this Agreement as a result thereof.

(d) The provisions of this Section 15.23 shall survive the Closing and the delivery of the Deeds and/or termination of this Agreement.

15.24     Calculation of Time Periods.  Unless otherwise specified in this Agreement, in computing any period of time described in this Agreement, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is not a business day, in which event the period shall run until the next day which is a business day.

15.25     Headings.  The captions and headings herein are for convenience and reference only and in no way define, describe or limit the scope, content or intent of this Agreement or in any way affect its provisions.

15.26     Regulation S-X.

(a) Purchaser has advised Sellers that Purchaser must comply with Securities and Exchange Commission Regulation S-X (17 C.F.R. § Part 210) (“Regulation S-X”), including, but not limited to, Rule 3-14 thereof, which requires Purchaser to cause to be prepared up to three (3) years of audited income statements for the Property with respect to the three (3) full calendar years preceding the Closing Date.  From and after the date hereof, within a reasonable period of time after Purchaser’s written request, Sellers shall (at Purchaser’s sole cost and expense and at no third party cost to Sellers) (a) provide Purchaser any reasonable financial information, financial statements and supporting documentation in Sellers’ possession or under the Sellers’ control as are necessary for Purchaser’s independent auditor to prepare such audited income statements in compliance with Form 8-K requirements and Regulation S-X, each as promulgated by the United States Securities and Exchange Commission, (b) provide to Purchaser’s independent auditor access to the books and records of Sellers with respect to the Property for the period or periods for which Purchaser is required to have the Property audited pursuant to Regulation S-X, and (c) provide to Purchaser’s independent auditor a commercially reasonable representation letter, at Purchaser’s sole cost and expense, regarding the books and records of the Property, in connection with such independent auditor’s auditing of the Property in accordance with generally accepted auditing standards.

(b) Purchaser and its agents, auditors and consultants shall keep confidential all such information and documentation delivered pursuant to this Section, subject to a determination by Purchaser, in consultation with its legal counsel, that disclosure of all or a portion of such information or documentation is required pursuant to applicable securities laws, provided that Purchaser or its counsel shall provide prior written notice to Sellers of any information which Purchaser or its counsel determines is required to be disclosed by applicable securities laws, and Purchaser shall, simultaneously with the filing of any such information and documentation with any applicable governmental authority or agency, request that all such information and documentation remain confidential.  In connection with its obligations under this Section 15.26, Sellers shall be required to only provide information in Sellers’ possession or control, and shall not be required to prepare any statements or reports.  Sellers shall have no liability with regard to any such information, documentation or reports provided in connection with this Section 15.26.   Purchaser shall reimburse Sellers for Sellers’ reasonable out-of-pocket costs in providing the foregoing.

(c) The provisions of this Section 15.26 shall survive Closing and delivery of the Deeds for a period of two (2) years.

[Remainder of page intentionally left blank; signature page(s) follow]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto, as of the Effective Date.

SELLERS:

DDR-SAU South Square, L.L.C., a Delaware limited liability company

By:	/s/ Luke Petherbridge
Name:	Luke Petherbridge
Title:	Chief Financial Officer

DDR-SAU Durham Patterson, L.L.C., a Delaware limited liability company

By:	/s/ Luke Petherbridge
Name:	Luke Petherbridge
Title:	Chief Financial Officer

DDR-SAU Wendover Phase II, L.L.C., a Delaware limited liability company

By:	/s/ Luke Petherbridge
Name:	Luke Petherbridge
Title:	Chief Financial Officer

DDR-SAU Salisbury Alexander, L.L.C., a Delaware limited liability company

By:	/s/ Luke Petherbridge
Name:	Luke Petherbridge
Title:	Chief Financial Officer

DDR-SAU Winston-Salem Harper Hill, L.L.C., a Delaware limited liability company

By:	/s/ Luke Petherbridge
Name:	Luke Petherbridge
Title:	Chief Financial Officer

DDR-SAU Greer North Hampton Market, L.L.C., a Delaware limited liability company

By:	/s/ Luke Petherbridge
Name:	Luke Petherbridge
Title:	Chief Financial Officer

DDR-SAU Nashville Willowbrook, L.L.C., a Delaware limited liability company

By:	/s/ Luke Petherbridge
Name:	Luke Petherbridge
Title:	Chief Financial Officer

DDR-SAU South Bend Broadmoor, L.L.C., a Delaware limited liability company

By:	/s/ Luke Petherbridge
Name:	Luke Petherbridge
Title:	Chief Financial Officer

DDR-SAU Oakland, L.L.C., a Delaware limited liability company

By:	/s/ Luke Petherbridge
Name:	Luke Petherbridge
Title:	Chief Financial Officer

DDR-SAU Waynesboro, L.L.C., a Delaware limited liability company

By:	/s/ Luke Petherbridge
Name:	Luke Petherbridge
Title:	Chief Financial Officer

DDR-SAU PASADENA RED BLUFF LIMITED PARTNERSHIP, an Illinois limited partnership
By:			DDR-SAU Pasadena Red Bluff GP, L.L.C.,
Its General Partner
By:	DDR-SAU Retail Fund, L.L.C., its Sole Member
By:	DDR Retail Real Estate Limited
Partnership, Its Member
	By:	DDR IRR Acquisition LLC,
Its General Partner

	By:	/s/ Luke Petherbridge
		Name:	Luke Petherbridge
		Title:	Chief Financial Officer

PURCHASER’S SIGNATURE ON SEPARATE PAGE

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto, as of the Effective Date.

PURCHASER:

AHP ACQUISITIONS, LLC
a Virginia limited liability company
By: ARMADA HOFFLER, L.P.
a Virginia limited partnership
Sole Managing Member
By:	ARMADA HOFFLER PROPERTIES, INC.
a Maryland corporation
General Partner

	By:	/s/ Eric L. Smith	(SEAL)
Eric L. Smith
Chief Investment Officer

Federal Tax Identification No.:		47-1765359

SELLER’S SIGNATURE ON SEPARATE PAGE

AGREEMENT OF  ARMADA HOFFLER PROPERTIES, INC.

The undersigned has executed this Agreement solely to confirm its agreement to comply with the provisions of Section 15.2(c) and (d).  The undersigned has no other obligations or liabilities to Sellers or any other Person of any nature whatsoever under or pursuant to this Agreement or any of the Closing Documents.

ARMADA HOFFLER PROPERTIES, INC.,
a Maryland corporation

By:	/s/ Eric L. Smith	(SEAL)
Eric L. Smith
Chief Investment Officer

AGREEMENT OF ESCROW AGENT

The undersigned has executed this Agreement solely to confirm its agreement to (a) hold the Escrow Funds in escrow in accordance with the provisions hereof and (b) comply with the provisions of Section 5.3,  Article XIV and Section 15.21.

FIRST AMERICAN TITLE INSURANCE COMPANY

By:	/s/ Palma J. Collins
Name:	Palma J. Collins
Title:	Vice President

SCHEDULES AND EXHIBITS

Schedule 1	Rules of Construction
Schedule 4.3 Schedule 6.1	Service Agreements Property Documents
Schedule 13.1(i) Schedule 13.2 Exhibit A-1 through A-11	Condemnation Seller’s Designated Representatives Legal Descriptions
Exhibit B	Major Tenants
Exhibit D-1 through D-6	State Specific Form Deeds
Exhibit E	Assignment and Assumption Agreement
Exhibit F	FIRPTA Certificate
Exhibit G	Bill of Sale
Exhibit H	Tenant Estoppel Certificate
Exhibit J Exhibit K	Site Access and Indemnification Agreement Tenant Notice Letter
Exhibit M Exhibit N Exhibit O-1 Exhibit O-2 Exhibit P Exhibit Q Exhibit R

Seller Estoppel Certificate

Assignment and Assumption of Purchase and Sale Agreement

Seller’s Bring Down Certificate

Purchaser’s Bring Down Certificate

Tenant Brownfields Notice Letter

Sellers’ Affidavit Of Title

Assignment and Assumption of Brownfields Agreement

SCHEDULE 1

RULES OF CONSTRUCTION

 (a) References in this Agreement to numbered Articles and Sections are references to the Articles and Sections of this Agreement.  References to any numbered or lettered Exhibits or Schedules are references to the Exhibits or Schedules attached to this Agreement, all of which are incorporated in and constitute a part of this Agreement.  Article, Section, Exhibit and Schedule captions are for reference only and do not describe or limit the substance, scope or intent of the individual Articles, Sections, Exhibits or Schedules.

(b) The terms “include”, “including” and similar terms are construed as if followed by the phrase “without limitation” unless such words or the words “but not limited to” already immediately follow.

(c) The terms “Land”, “Improvements”, “Fixtures and Personal Property” and “Property” are construed as if followed by the phrase “or any part thereof”.  The term “Properties” is construed, unless the context requires otherwise, as if followed by the phrase “or any Property or any part of any Property”.  Any determination of “materiality” shall, unless otherwise expressly set forth, be made as a determination as to all of the Properties and not as to any one Property.

(d) The singular of any word includes the plural and the plural includes the singular.  The use of any gender includes all genders.

(e) The terms “person”, “party” and “entity” include natural persons, firms, partnerships, limited liability companies and partnerships, corporations and any other public or private legal entity.

(f) The term “provisions” includes terms, covenants, conditions, agreements and requirements.  The term “terms” includes provisions, covenants, conditions, agreements and requirements.

(g) The term “amend” includes modify, supplement, renew, extend, replace or substitute and the term “amendment” includes modification, supplement, renewal, extension, replacement and substitution.

(h) Reference to any specific law or to any document or agreement, includes any future amendments, modifications, supplements and replacements to the law, document or agreement, as the case may be.

(i) No inference or construction in favor of or against a party may be drawn from the fact that the party drafted this Agreement, but shall be construed as if both parties prepared this Agreement.

(j) All obligations, rights, remedies and waivers contained in this Agreement will be construed as being limited only to the extent required to be enforceable under the Law.

(k) The term “business day” means any day other than Saturday or Sunday or legal holiday in the State of New York or the State or Commonwealth where any Property is located.

SCHEDULE 4.3

SERVICE AGREEMENTS

North Hampton Property

Equipment Lease Agreement dated August 7, 2004 between Lightsource, Inc. and CAP Greer, LLC, as assigned pursuant to that certain Consent and Acknowledgement of Assignment of Lease dated April 14, 2005 between CAP Greer, LLC and Inland Southeast Greer North Hampton Markets, L.L.C. and Lightsource, Inc.

SCHEDULE 6.1

PROPERTY DOCUMENTS

Alexander Pointe

Property Documents

1.Offering Memorandum

2.Argus Model / Corresponding PDF Schedules

3.Insurance Loss Run Report

4.Historical Tenant Concession Schedule

5.Utility Information

6.2014 Utility Bills

7.Historical Cap Ex Summary

8.DDR/SAU Certificates of Insurance

9.Tenant Certificates of Insurance (All that are available)

10.Fee Simple Deed (02.06.85)

11.Deed of Easement (07.08.87)

12.Sewer Easement (01.31.92)

13.Dedication and Cross Easement (01.16.96)

14.Easement Documentation (10.03.96)

15.Time Warner Cable Installation and Service Agreement (5.31.13)

16.Professional Services Industries, Inc. Phase I Environmental Report (2.4.97)

17.Elite Maintenance Sweeping Contract (1.14.10)

18.Granite Telecommunications Phone Line Invoices (10.14.15)

19.Site Drawing

20.Site Plan

21.Survey (05.2.95)

22.Survey (02.19.97)

23.Survey (06.1.06)

24.Survey (08.01.06)

25.2012,2013,2014,2015 Tax Bills

26.Chicago Title Insurance Company Title Commitment (6.21.06)

27.Chicago Title Insurance Company Title Commitment Revision (7.24.06)

28.First American Title of the Carolinas Title Policy (8.30.01)

29.Chicago Title Insurance Company Title Policy (8.2.06)

30.Fred Shield Roof Warranty (11.07.96)

31.Zoning Confirmation Letter (6.28.06)

Financial Documents

1.Rent Roll (9.30.15)

2.2012,2013,2014 Operating Statements

3.2015 YTD Operating Statement

4.Tenant Sales Report (10.15)

5.2012,2013,2014 General Ledgers

6.2015 YTD General Ledger

7.AR Report (10.29.15)

8.2014 Reconciliations

Lease Documents

1.Farrington Family Medical Lease (5.28.13)

2.Farrington Family Medical Confidentiality Agreement (4.9.13)

3.Farrington Family Medical First Amendment & Commencement (1.13.14)

4.Great Clips Lease (8.20.96)

5.Great Clips Assignment of Lease (12.21.96)

6.Great Clips Consent to Assignment (1.03.97)

7.Great Clips Lease Extension Agreement (02.07.07)

8.Great Clips Extension & Modification (10.06.11)

9.Great Clips Second Extension & Modification (08.01.14)

10.Harris Teeter Lease (9.12.95)

11.Harris Teeter Memorandum of Lease (9.12.95)

12.Harris Teeter First Amendment (02.21.97)

13.Harris Teeter Second Amendment (08.06.97)

14.Harris Teeter Third Amendment (7.28.15)

15.Jersey Mikes Lease (10.03.97)

16.Jersey Mikes Lease Rider (06.10.02)

17.Jersey Mikes Guarantee (8.20.07)

18.Jersey Mikes Extension & Modification (9.17.07)

19.Jersey Mikes Second Extension & Modification (6.20.12)

20.Nails #1 Lease (8.19.04)

21.Nails #1 Assignment & Assumption (10.17.05)

22.Nails #1 Extension & Modification (3.25.14)

23.Rural Hall Tobacco & Gift Lease (4.30.13)

24.Rural Hall Tobacco & Gift Guarantee (4.30.13)

25.Rural Hall Tobacco & Gift Settlement Agreement (12.12.13)

26.UPS License Agreement (09.13.12)

27.Mid-Atlantic Recycling Agreement (3.4.11)

28.Mid-Atlantic Recycling Agreement (8.12.13)

29.UPS Lease (6.13.08)

30.UPS Guarantee (6.13.08)

31.UPS Landlord’s Agreement in Small Business Administration (6.23.08)

32.UPS Option Notice (4.17.13)

Broadmoor Plaza

Property Documents

1.Offering Memorandum

2.Argus Model / Corresponding PDF Schedules

3.Insurance Loss Run Report

4.Historical Tenant Concession Schedule

5.Utility Information

6.2014 Utility Bills

7.Historical Cap Ex Summary

8.DDR/SAU Certificates of Insurance

9.Tenant Certificates of Insurance (All that are available)

10.Plat Utility Easement (01.01.70)

11.Temporary Easement (01.18.74)

12.Pass-Over and No Barrier Agreement (5.12.78)

13.Easement of Vehicular and Pedestrian Passage (08.11.78)

14.Terracon Phase I Environmental Report (11.8.05)

15.REA Agreement (05.17.85)

16.Burger King REA (10.11.89)

17.Woodlawns Landscape Company, Inc. Landscaping Maintenance Contract (4.1.14)

18.Woodlawns Landscape Company Invoice (3.26.14)

19.Woodlawns Landscape Company, Inc. Pressure Washing Contract (4.1.14)

20.Woodlawns Landscape Company Invoice (4.2.14)

21.M3 Landscape Management Snow Removal Agreement (11.5.14)

22.M3 Landscape Management Invoice (10.26.14)

23.Woodlawns Landscape Company, Inc. Sweeping & Portering Contract (4.1.14)

24.Woodlawns Landscape Company Invoice (3.28.14)

25.Site Drawing

26.Site Plan

27.Survey (02.17.88)

28.Survey (06.25.03)

29.Survey (11.22.05)

30.2012,2013,2014 Tax Bills

31.2015 Tax Assessment Notice

32.First American Title Insurance Title Commitment (8.2.13)

33.Chicago Title Insurance Title Policy (9.27.05)

34.Chicago Title Insurance Title Policy (12.30.05)

35.Zoning Confirmation Letter (11.10.05)

Financial Documents

1.Rent Roll (9.30.15)

2.2012,2013,2014 Operating Statements

3.2015 YTD Operating Statement

4.Tenant Sales Report (10.15)

5.2012,2013,2014 General Ledgers

6.2015 YTD General Ledger

7.AR Report (10.29.15)

8.2014 Reconciliations

Lease Documents

1.AT&T Lease (8.18.04)

2.AT&T Extension & Modification (11.1.09)

3.AT&T Second Extension & Modification (2.11.11)

4.AT&T Third Extension & Modification (9.29.15)

5.Borics Hair Care Lease (08.06.86)

6.Borics Hair Care Lease Modification (5.22.97)

7.Borics Hair Care Second Lease Modification (1.15.02)

8.Borics Hair Care Lease Extension (1.15.07)

9.Borics Hair Care Fourth Lease Modification (4.19.12)

10.Borics Hair Care Guarantee (1.15.07)

11.Borics Hair Care Fifth Lease Modification (3.30.15)

12.CK Nails Lease (4.25.13)

13.Goodwill License Agreement (03.10.08)

14.Goodwill License Agreement (12.21.10)

15.Goodwill License Agreement (01.22.14)

16.Jackson Hewitt Lease (10.14.06)

17.Jackson Hewitt Pylon Sign Agreement (01.06.15)

18.Jo-Ann Lease (11.08.13)

19.Jo-Ann Memorandum of Lease (11.08.13)

20.Jo-Ann Commission Agreement (7.19.13)

21.Jo-Ann Commencement Date Agreement (6.16.14)

22.Kroger Lease (12.06.05)

23.Kroger Guarantee (12.06.05)

24.Kroger/ TopValco Lease (1.12.88)

25.Little Caesar’s Lease (12.26.07)

26.Little Caesar’s Extension & Modification (2.18.13)

27.OG Restaurant (10.17.11)

28.Staples Lease (7.30.96)

29.Staples Memorandum of Lease (7.30.96)

30.Staples Commencement Agreement (5.21.97)

31.Staples First Amendment to Lease (6.28.05)

32.Staples Second Amendment to Lease (5.11.15)

33.Wells Fargo Lease (03.06.89)

34.Wells Fargo First Addendum (03.06.89)

35.Wells Fargo First Amendment (06.07.93)

36.Wells Fargo Second Addendum (12.28.98)

37.Wells Fargo Third Lease Modification (10.29.01)

38.Wells Fargo Fourth Lease Modification (4.28.03)

39.Wells Fargo Fifth Lease Modification (8.5.05)

40.Wells Fargo Sixth Lease Modification (1.10.09)

41.Wells Fargo Side Letter Agreement (12.14.10)

42.Wells Fargo Seventh Lease Modification (6.3.15)

Harper Hill Commons

Property Documents

1.Offering Memorandum

2.Argus Model / Corresponding PDF Schedules

3.Insurance Loss Run Report

4.Historical Tenant Concession Schedule

5.Utility Information

6.2014 Utility Bills

7.Historical Cap Ex Summary

8.DDR/SAU Certificates of Insurance

9.Tenant Certificates of Insurance (All that are available)

10.Easement Documentation (10.2.57)

11.Right of Way Agreement (11.19.62)

12.Easement Documentation (7.26.66)

13.Utility Easement (4.9.95)

14.50-Foot Temporary Access Easement with 30-Foot Construction Easement (11.21.02)

15.Right of Way Agreement (5.4.04)

16.Bellsouth Easement (2.9.04)

17.Off-Site Property Access Consent (2.2.09)

18.Hart & Hickman Groundwater Monitoring Report (11.18.10)

19.NCDENR Letter regarding Contamination Remediation (1.20.11)

20.Well Abandonment Report Exhibit (12.15.10)

21.Well Abandonment Record (5.16.11)

22.REA (6.4.04)

23.Agreement for Reciprocal Easements (8.26.04)

24.Granite Telecommunications Phone Line Invoice (10.12.15)

25.Site Drawing

26.Site Plan

27.Survey (7.27.02)

28.Survey (9.15.03)

29.Survey (2.15.06)

30.Survey (3.16.06)

31.2012,2013,2014, & 2015 Tax Bills

32.Title Commitment (2.14.06)

33.Parker Title Insurance Agency Title Commitment (3.08.06)

34.Personal Undertaking Documentation (3.21.06)

35.Chicago Title Insurance Title Policy (3.30.06)

36.Zoning Confirmation Letter (3.1.06)

37.Special Warranty Deed DB 2307 Pg. 2283 (12.19.02)

38.Special Warranty Deed DB 2307 Pg. 2290 (12.19.02)

39.Special Warranty Deed DB 2329 Pg. 1786 (2.26.03)

Financial Documents

1.Rent Roll (9.30.15)

2.2012,2013,2014 Operating Statements

3.2015 YTD Operating Statement

4.Tenant Sales Report (10.15)

5.2012,2013,2014 General Ledgers

6.2015 YTD General Ledger

7.AR Report (10.29.15)

8.2014 Reconciliations

Lease Documents

1.Dream Nails Lease (3.1.14)

2.Fast Med Urgent Care (6.6.11)

3.Fast Med Urgent Care Letter Agreement (6.9.11)

4.Harris Teeter Lease (12.16.02)

5.Harris Teeter Memorandum of Lease (2.11.03)

6.Harris Teeter Supplemental Memorandum of Ground Lease (8.10.04)

7.Harris Teeter First Amendment to Ground Lease (11.8.03)

8.Harris Teeter Second Amendment to Ground Lease (6.3.04)

9.Harris Teeter Third Amendment to Ground Lease (4.26.06)

10.Inner Strength Pilates Early Entry Letter (1.23.12)

11.Inner Strength Pilates Lease (2.7.12)

12.Inner Strength Pilates Guarantee (2.7.12)

13.Inner Strength Pilates First Amendment (12.18.14)

14.Inner Strength Pilates Pylon Sign Agreement (2.16.15)

15.Inner Strength Pilates Pylon Sign Agreement (2.28.12)

16.Kimono Japanese Lease (2.20.03)

17.Kimono Japanese First Amendment (3.23.05)

18.Kimono Japanese Settlement Agreement (1.11.11)

19.Mac&Nelli’s Lease (9.23.14)

20.Mac&Nelli’s Guarantee (9.23.14)

21.Manpower Lease (9.23.11)

22.Monte De Ray Lease (2.3.11)

23.Monte De Ray Early Entry Letter (2.7.11)

24.Monte De Ray First Amendment (5.26.11)

25.Monte De Ray Guarantee (2.1.11)

26.DDR Letter to Tenant (2.23.11)

27.Orchids Thai Lease (7.21.11)

28.Orchids Thai Sign Off Letter (7.12.11)

29.Orchids Thai Guarantee (7.21.11)

30.Orchids Thai Amendment (7.25.11)

31.Papa John’s Lease (3.12.04)

32.Papa John’s Confirmation of Option (5.8.14)

33.Regional Finance (4.22.11)

34.Regional Finance Confirmation of Option (4.17.14)

35.Score More Sports Lease (6.1.11)

36.Score More Sports Guarantee (6.1.11)

37.State Farm Lease (4.29.14)

38.Waste Management Services Vendor Agreement (10.16.13)

39.Leonard Buildings Temporary License Agreement (4.3.15)

40.Triad Martial Arts Lease (6.10.14)

41.Triad Martial Arts Guarantees (6.10.14)

42.Ultra Tan Lease (3.29.04)

43.Ultra Tan Extension & Modification (5.25.11)

44.Ultra Tan Second Extension & Modification (11.7.14)

45.Ultra Tan Sign Off Letter (11.13.14)

46.Draft Dewey’s Bakery Temporary License Agreement (11.15)

Kroger Junction

Property Documents

1.Offering Memorandum

2.Argus Model / Corresponding PDF Schedules

3.Insurance Loss Run Report

4.Historical Tenant Concession Schedule

5.Utility Information

6.2014 Utility Bills

7.DDR/SAU Certificates of Insurance

8.Tenant Certificates of Insurance (All that are available)

9.Easement Documentation (2.2.82)

10.Easement Documentation (12.1.64)

11.Kroger Easement Documentation (1.3.83)

12.Sewer Easement (1.7.83)

13.Terracon Phase I Environmental Report (11.8.05)

14.REA (5.17.85)

15.Amrpo Power Solutions Lighting Service Contract (9.15)

16.Amrpo Power Solutions Invoice (7.24.15)

17.Firetrol Protection Systems Monitoring System Agreement (4.28.15)

18.Lawn Management Company, Inc. Landscpaing Service Contract (6.23.15)

19.Lawn Management Company Invoice (6.15.15)

20.Securitas Security Service Contract Renewal (12.18.13)

21.Federal Maintenance Sweeping Service Contract (4.21.15)

22.Federal Maintenance Invoice (3.24.15)

23.Site Plan

24.Hughes-Southwest Survey (not date)

25.James Seymour Survey (no date)

26.Survey (6.9.00)

27.Survey (11.1.05)

28.2012,2013,2014 Tax Bills

29.2015 Tax Assessment Notice

30.Commonwealth Land Title Commitment (12.17.84)

31.Draft Title Commitment (unsigned) (10.10.05)

32.Chicago Title Insurance Title Commitment (10.10.05)

33.Out-of-County Title Company Notice (2.1.10)

34.Chicago Title Insurance Title Policy (12.10.05)

35.Lawyers Title Insurance Title Policy (3.9.82)

36.Draft Title Commitment (12.9.05)

37.Johns Manville Roof System Warranty (11.15.03)

38.Zoning Confirmation Letter (10.12.05)

39.Zoning Correspondence (10.17.05)

40.Zoning Confirmation Letter (11.3.05)

41.Zoning Correspondence (11.8.05)

42.Zoning Confirmation Letter (11.18.05)

43.Zoning Correspondence (12.13.05)

Financial Documents

1.Rent Roll (9.30.15)

2.2012,2013,2014 Operating Statements

3.2015 YTD Operating Statement

4.Tenant Sales Report (10.15)

5.2012,2013,2014 General Ledgers

6.2015 YTD General Ledger

7.AR Report (10.29.15)

8.2014 Reconciliations

Lease Documents

1.Cricket Lease (4.13.07)

2.Cricket Guarantee (4.13.07)

3.Cricket Assignment (1.28.10)

4.Cricket Extension & Modification (2.18.13)

5.DDR Letter regarding Pylon Signage (4.30.14)

6.Cricket Pylon Sign Agreement (6.26.07)

7.Dentist Early Entry Letter (9.19.12)

8.Dentist Lease (10.1.12)

9.Family Dollar Lease (1.20.09)

10.Family Dollar Memorandum of Lease (1.20.09)

11.Family Dollar Guarantee (12.8.08)

12.H&R Block Lease (4.15.86)

13.H&R Block First Lease Modification (6.3.92)

14.H&R Block Second Lease Modification (6.12.95)

15.H&R Block Third Lease Modification (4.21.98)

16.H&R Block Fourth Lease Modification (3.14.01)

17.H&R Block Lease Extension (4.4.06)

18.H&R Block Assignment and Assumption (6.24.09)

19.H&R Block Sixth Lease Modification (6.24.09)

20.H&R Block Seventh Lease Modification (4.9.10)

21.H&R Block Extension & Modification (5.15.13)

22.H&R Block Pylon Sign Agreement (2.26.10)

23.Draft Kroger Lease (12.05)

24.Kroger Lease (12.06.05)

25.Kroger Lease Modification (8.9.10)

26.Le Nails Lease (8.27.03)

27.Le Nails Extension & Modification (10.14.08)

28.Le Nails Second Extension & Modification (1.15.14)

29.Little Caesar’s Lease (10.11.10)

30.Little Caesar’s Commencement (2.4.11)

31.Starlite Media Lease (10.2.00)

32.Starlite Media Amendment (12.21.07)

33.Starlite Media Temporary Agreement (10.1.09)

34.Starlite Media Temporary Agreement (7.9.12)

35.Starlite Media Display Unit License (1.1.14)

36.Subway Lease (1.10.11)

37.Subway Sublease Agreement & Amendment (7.28.11)

North Hampton Market

Property Documents

1.Offering Memorandum

2.Argus Model / Corresponding PDF Schedules

3.Insurance Loss Run Report

4.Historical Tenant Concession Schedule

5.Utility Information

6.2014 Utility Bills

7.Historical Cap Ex Summary

8.DDR/SAU Certificates of Insurance

9.Easement Documentation (date not legible)

10.Easement Documentation (8.23.60)

11.Storm Drainage and Sewer Easement (4.14.05)

12.Plat Map for Storm Drainage and Sewer Easement (4.14.05)

13.Storm Drainage and Sewer Easement with Exhibits (4.14.05)

14.OEA (10.8.03)

15.Elite Maintenance Landscaping Contract (1.10.14)

16.Fire Sprinkling Company Information

17.Elite Maintenance Retention Pond Contract (1.10.14)

18.Elite Maintenance Sweeping Contract (1.10.14)

19.Granite Telecommunications Phone Lines Invoices (10.9.15)

20.Site Drawing

21.Site Plan

22.Survey (9.5.03)

23.Annotated Survey (9.5.03)

24.Survey (4.5.05)

25.2012,2013,2014 Tax Bills

26.2015 Tax Assessment Notice

27.Chicago Title Insurance Title Commitment for the Out-Parcel (2.1.05)

28.Chicago Title Insurance Title Commitment (2.1.05)

29.Chicago Title Insurance Title Policy (10.8.03)

30.Chicago Title Insurance Title Policy (date not legible)

31.Owners Form Chicago Title Insurance Company (Schedule A)

32.Chicago Title Insurance Title Policy (4.21.05)

33.Carrier Warranty (no date)

34.Carrier Warranty (3.9.05)

35.Harper Corporation Warranty (11.1.04)

36.Carlisle Golden Seal Roofing Warranty (9.1.04)

37.PetSmart Roof Warranty Transfer (2.15.07)

38.Carlisle Golden Seal Roofing Warranty (1.4.05)

39.Master Wall Inc. Warranty (2.11.05)

40.Zoning Confirmation Letter (8.24.04)

41.Zoning Confirmation Letter (3.9.05)

42.Zoning Confirmation Letter (4.14.05)

Financial Documents

1.Rent Roll (9.30.15)

2.2012,2013,2014 Operating Statements

3.2015 YTD Operating Statement

4.Tenant Sales Report (10.15)

5.2012,2013,2014 General Ledgers

6.2015 YTD General Ledger

7.AR Report (10.29.15)

8.2014 Reconciliations

Lease Documents

1.Dollar Tree Lease (3.11.09)

2.Dollar Tree Confirmation of Option (12.17.13)

3.Hair Masters Lease (4.8.04)

4.Hair Masters Extension & Modification (4.14.10)

5.Hair Masters Second Extension & Modification (1.9.13)

6.Supercuts Lease (6.30.15)

7.Hibbett Sports Lease (7.29.04)

8.Hibbett Sports Extension & Modification (11.30.10)

9.Hibbett Sports Second Extension & Modification (3.30.12)

10.Hibbett Sports Third Extension & Modification (4.24.14)

11.Hibbett Sports Confirmation of Option (8.18.15)

12.Hobby Lobby Lease (2.20.04)

13.Hobby Lobby Assignment (4.14.05)

14.Better World Books License Agreement (5.25.12)

15.Waste Management Services Agreement (2.24.14)

16.Mid-Atlantic Recycling Agreement (6.24.08)

17.Mid-Atlantic Recycling Agreement (7.1.09)

18.Mid-Atlantic Recycling Agreement (7.30.10)

19.Mid-Atlantic Recycling Agreement (8.27.13)

20.Letter referencing Network Communications Temporary License Agreement (2.27.12)

21.Roger Carlton License Agreement (10.28.14)

22.Roger Carlton License Agreement (4.30.15)

23.Mattress Firm Lease (7.20.10)

24.Mattress Firm Confirmation of Option (3.12.15)

25.Modern Nails Lease (1.22.15)

26.Modern Nails Guarantee (1.22.15)

27.Moes Lease (8.23.04)

28.N Touch Wireless (4.29.14)

29.Panera Bread lease (7.7.04)

30.Panera Bread First Amendment (7.7.04)

31.Panera Bread Lease Modification (11.22.04)

32.Panera Bread Confirmation of Option (9.23.14)

33.Papa Murphy’s Lease (2.21.11)

34.Papa Murphy’s Lease (2.21.11)

35.PetSmart Lease (10.10.13)

36.PetSmart Commencement Letter (10.18.04)

37.PetSmart First Amendment (3.1.05)

38.Springleaf Financial Services Lease (1.5.05)

39.Springleaf Financial Services First Amendment (3.9.09)

40.Springleaf Financial Services Extension & Modification (3.10.14)

41.Target Assignment & Assumption of Tenant Leases (4.14.05)

42.Target Dollar Tree Signage Consent (2.10.09)

43.T-Mobile Lease (7.27.04)

44.T-Mobile Guarantee (7.27.04)

45.T-Mobile Extension & Modification (11.9.09)

46.T-Mobile Second Extension & Modification (1.1.15)

Oakland Marketplace

Property Documents

1.Offering Memorandum

2.Argus Model / Corresponding PDF Schedules

3.Insurance Loss Run Report

4.Historical Tenant Concession Schedule

5.Utility Information

6.2014 Utility Bills

7.Historical Cap Ex Summary

8.DDR/SAU Certificates of Insurance

9.Tenant Certificates of Insurance (All that are available)

10.Pickering Environmental Consultants Phase I Environmental Report (3.1.01)

11.Pickering Environmental Consultants Phase I Environmental Report (6.1.03)

12.Pickering Environmental Consultants Phase II Environmental Report (7.17.01)

13.REA (7.24.03)

14.REA (7.28.03)

15.First Amendment to REA (7.20.04)

16.Mirror Lawn Turf Doctor Landscaping Contract (10.18.13)

17.Mirror Lawn Turf Doctor Sweeping Contract (10.18.13)

18.Site Drawing

19.Site Plan

20.The Reaves Firm Survey (02.08.02)

21.Pickering Firm Survey (6.27.03)

22.Precision Land Surveying Survey (10.27.04)

23.Pickering Firm Survey (3.3.05)

24.Annotated Survey (no date)

25.2012,2013,2014,2015 Tax Bills

26.PAC –CLAD 20 Year Limited Warranty (11.14.03)

27.Red Shield Roofing Warranty (12.1.03)

28.Zoning Confirmation Letter (6.20.03)

29.Zoning Confirmation Letter (3.7.05)

30.Leasing Agreement with Centennial Retail Services (7.12.12)

31.First American Title Pro Forma Loan Policy (2.22.05)

32.Chicago Title Insurance Company Closing Pro Forma (2.24.05)

33.Personal Undertaking Documentation

34.Revised Chicago Title Insurance Title Policy (3.11.05)

Financial Documents

1.Rent Roll (9.30.15)

2.2012,2013,2014 Operating Statements

3.2015 YTD Operating Statement

4.Tenant Sales Report (10.15)

5.2012,2013,2014 General Ledgers

6.2015 YTD General Ledger

7.AR Report (10.29.15)

8.2014 Reconciliations

Lease Documents

1.Complete Solutions Service Agreement (3.1.13)

2.H&R Block Lease (9.24.03)

3.H&R Block Guarantee (1.10.11)

4.H&R Block Extension & Modification (1.5.09)

5.H&R Block Second Extension & Modification (12.22.09)

6.H&R Block Third Extension & Modification (1.10.11)

7.H&R Block Fourth Extension & Modification (12.21.12)

8.Hollywood Feed Lease (3.27.15)

9.Hometown Cleaners (3.29.04)

10.Hometown Cleaners Amendment & Assumption of Lease (8.9.06)

11.Hometown Cleaners Amendment & Modification of Lease (2.25.10)

12.Hometown Cleaners Guarantee (2.25.10)

13.Hometown Cleaners Settlement Agreement (10.22.12)

14.Kroger Lease (7.24.03)

15.Kroger First Amendment (7.20.04)

16.Nail & Spa Lease (10.8.03)

17.Nail & Spa Assignment (8.5.05)

18.Nail & Spa Assignment (8.9.06)

19.Nail & Spa Extension (6.16.09)

20.Nail & Spa Assignment & Assumption (7.31.12)

21.Nail & Spa Guarantee (7.31.12)

22.Nail & Spa Second Extension & Modification (3.4.14)

23.Oakland Primary Care Lease (5.8.06)

24.Oakland Primary Care Assignment & Assumption (6.13.08)

25.Oakland Primary Care Guarantee (6.13.08)

26.Oakland Primary Care Pylon Sign Agreement (8.1.09)

27.Oakland Primary Care Extension & Modification (12.20.11)

28.Oakland Primary Care Temporary Pylon Sign Agreement (1.12.11)

29.Oakland Primary Care Proposed Sublease (3.8.12)

30.Oakland Primary Care Sublease Time Share Agreement (3.15.12)

31.Oakland Primary Care Extension, Expansion, & Modification (8.21.12)

32.Oakland Primary Care Guarantee for Extension (8.21.12)

33.Oakland Primary Care Sublease Termination (11.13.12)

34.Oakland Tobacco Lease (3.25.13)

35.Shogun Lease (8.27.04)

36.Shogun Assignment Assumption & Amendment (1.30.05)

37.Shogun Restaurant Amendment (6.11.08)

38.Shogun Restaurant Second Assignment Assumption & Amendment (1.29.10)

39.Shogun Restaurant Extension and Modification (2.13.15)

Patterson Place

Property Documents

1.Offering Memorandum

2.Argus Model / Corresponding PDF Schedules

3.Insurance Loss Run Report

4.Historical Tenant Concession Schedule

5.Utility Information

6.2014 Utility Bills

7.Historical Cap Ex Summary

8.DDR/SAU Certificates of Insurance

9.Tenant Certificates of Insurance (All that are available)

10.Easement Agreement (9.18.62)

11.Right of Way Agreement (12.18.75)

12.City of Durham Sewer Easements (2.27.89)

13.Revised City of Durham Sewer Easements (4.1.97)

14.Water Detention Pond Easement (10.14.99)

15.Grant Easement (4.6.02)

16.OEA (9.10.03)

17.Right of Way Agreement (7.19.05)

18.Stormwater Easement and Maintenance (11.21.06)

19.Signage Easement and Maintenance (11.21.06)

20.Commercial System Installation and Service Agreement (10.14.12)

21.OEA – City of Durham (5.14.15)

22.Potential Durham Light Rail Information

23.Declaration of Restrictions (12.17.99)

24.REA (12.16.99)

25.Kohl’s & Kroger OEA (9.5.03)

26.Covenant and Maintenance Agreement (4.5.04)

27.First Amendment to OEA (12.10.04)

28.Declaration of Easements, Covenants, Conditions, & Restrictions for Phase I (9.11.06)

29.Declaration of Agreements (11.21.06)

30.Memorandum of Restricted Use (11.4.08)

31.Second Amendment to OEA (11.6.08)

32.Fire Monitoring Company Information

33.Four Seasons Landscaping Day Porter Contract (10.1.13)

34.Four Seasons Landscaping Contract for Landscaping (10.1.13)

35.Universal Protection Service Contract (6.23.14)

36.Universal Protection Service Invoice (6.18.14)

37.Hy-Tech Property Services, Inc. Sweeping Contract (11.1.13)

38.Granite Telecommunications Phone Line Invoices (10.19.15)

39.Site Drawing

40.Site Plan

41.Major Site Plan Revision Submittal (7.25.03)

42.Final Plat (5.30.03)

43.Survey (10.9.03)

44.Final Plat (9.28.06)

45.Survey (10.16.06)

46.Survey Lots 5&8 (10.16.06)

47.2012,2013,2014,2015 Tax Bills

48.Chicago Title Insurance Title Commitment (8.1.06)

49.Title Correspondence (11.17.06)

50.Personal Undertaking Documentation

51.Chicago Title Insurance Title Policy (11.17.06)

52.Peach State Roofing Warranty Form (2.14.05)

53.Custom Canvas Works PetSmart Warranty (6.28.04)

54.Carlisle Golden Seal Roofing Warranty (6.28.04)

55.Dryvit PetSmart Warranty (6.30.04)

56.Dryvit Bed Bath & Beyond Warranty (6.30.04)

57.Dryvit Total Wine (6.30.04)

58.Dryvit A.C. Moore (6.30.04)

59.Oldcastle Glass Warranty (7.8.04)

60.Custom Canvas Works A.C. Moore Warranty (7.12.04)

61.Hi-Tuff Total Wine Warranty (6.28.04)

62.Hi-Tuff A.C. Moore Warranty (6.28.04)

63.Tremco Sealant Warranty (6.23.04)

64.Tremco Sealant Warranty (7.8.04)

65.Dryvit Specialty Shops Warranty (10.30.04)

66.Peach State Roofing Warranty Building B-4 (12.2.06)

67.Peach State Roofing Warranty Building B-5 (12.2.06)

68.Peach State Roofing Warranty Building C-4 (12.2.06)

69.Peach State Roofing Warranty Building B-3 (12.2.06)

70.Kawneer Warranty (12.3.04)

71.Oldcastle Glass Warranty (12.3.04)

72.Carlisle Golden Seal Roofing Warranty (12.2.04)

73.Carlisle Golden Seal Roofing Warranty Building C-4 (12.2.04)

74.Carlisle Golden Seal Roofing Warranty Building B-5 (12.2.04)

75.Carlisle Golden Seal Roofing Warranty Building B-4 (12.2.04)

76.Carlisle Golden Seal Roofing Warranty Building B-3 (12.2.04)

77.Durham Awning Company Warranty (12.3.04)

78.Stevens Roofing Systems Warranty (2.14.05)

79.Zoning Confirmation Letter (10.13.06)

80.Zoning Confirmation Letter (9.28.06)

81.Leasing Agreement with CBRE (10.16.14)

Financial Documents

1.Rent Roll (9.30.15)

2.2012,2013,2014 Operating Statements

3.2015 YTD Operating Statement

4.Tenant Sales Report (10.15)

5.2012,2013,2014 General Ledgers

6.2015 YTD General Ledger

7.AR Report (10.29.15)

8.2014 Reconciliations

Lease Documents

1.A.C. Moore Lease (10.24.02)

2.A.C. Moore Temporary License Agreement (7.12.10)

3.A.C. Moore Memorandum of Lease (1.9.12)

4.A.C. Moore Confirmation of Option (10.25.13)

5.America’s Mattress Lease (6.14.10)

6.America’s Mattress Guarantee (6.14.10)

7.Avail Vapor Lease (10.27.14)

8.Avail Vapor Guarantee (10.27.14)

9.Bed Bath & Beyond Lease (7.21.03)

10.Bed Bath & Beyond Commencement (11.22.04)

11.Bed Bath & Beyond License and Indemnity Agreement (7.8.08)

12.Bed Bath & Beyond Tenant Consent Letter (1.4.11)

13.Bed Bath & Beyond License and Indemnity Agreement (8.10.11)

14.Charros Lease (11.21.14)

15.Charros Delivery of Possession Notice (11.10.14)

16.DSW Lease (8.5.04)

17.DSW Tenant Consent Letter (2.28.11)

18.DSW Amendment (11.18.04)

19.DSW Correspondence (6.17.15)

20.Eyemart Express Lease (2.18.14)

21.Eyemart Express Commencement (6.8.14)

22.Intrex Computers Lease (9.15.15)

23.Learning Express Lease (7.25.05)

24.Learning Express Extension & Modification (10.25.10)

25.Learning Express Second Extension & Modification (5.7.15)

26.Mathnasium – DSW Consent Letter (2.28.11)

27.Mathnasium Lease (3.29.11)

28.Mathnasium Guarantees (3.29.11)

29.Mathnasium Assignment, Assumption, & Consent (3.10.14)

30.Mathnasium Guarantee (3.10.14)

31.Maximized Living Lease (3.27.12)

32.Maximized Living Corporate Guarantee (3.27.12)

33.Maximized Living Extension Email Correspondence

34.Menchie’s Lease (10.15.14)

35.Menchie’s Guarantee (10.15.14)

36.Music and Arts Center Lease (8.9.06)

37.Music and Arts Center First Amendment (8.10.06)

38.Music and Arts Center Extension & Modification (12.13.11)

39.Music and Arts Center Temporary License Agreement (11.13.12)

40.Nail & Spa Early Entry Letter (5.31.12)

41.Nail & Spa Lease (6.11.12)

42.One Main Financial Lease (3.2.12)

43.Panera Bread Lease (4.6.04)

44.Panera Bread First Amendment (1.21.05)

45.Panera Bread Confirmation of Option (7.10.14)

46.Park’s Barber Shop Lease (1.7.14)

47.Park’s Barber Shop Guarantee (1.7.14)

48.Peony Asian Bistro Lease (6.29.06)

49.Peony Asian Bistro First Amendment (10.5.06)

50.Peony Asian Bistro Second Amendment (11.10.06)

51.PetSmart Lease (9.24.03)

52.Recharge and Lil Zen Yogi Lease (8.28.14)

53.Recharge and Lil Zen Yogi Guarantee (8.28.14)

54.Recharge and Lil Zen Yogi First Amendment (1.6.15)

55.Salon Centric Lease (4.20.12)

56.Salon Centric Kroger Use Consent (3.7.12)

57.Salon Centric Kroger Use Consent (4.19.12)

58.Sherwin Williams Lease (8.27.15)

59.Subway Lease (10.6.04)

60.Subway First Amendment (8.11.06)

61.Subway Second Amendment (9.3.08)

62.Subway Extension & Modification (4.6.10)

63.Subway Second Extension & Modification (2.16.15)

64.Subway Base Rent Adjustment Letter (5.18.06)

65.Subway Refusal for Rent Reduction Letter (10.17.05)

66.Tempest in a Teapot Lease (6.18.15)

67.Tempest in a Teapot Guarantee (6.18.15)

68.Wells Fargo ATM Temporary Agreement (1.23.14)

69.Wells Fargo ATM 1st Amendment (7.11.14)

70.Wells Fargo ATM Termination Agreement (7.30.14)

71.Waste Management Services Agreement (10.16.13)

72.Total Wine Lease (8.12.02)

73.Total Wine First Amendment (2.25.03)

74.Total Wine Second Amendment (12.18.08)

75.Total Wine Amendment to Letter of Credit (11.10.08)

76.Total Wine Amendment to Letter of Credit (11.19.10)

77.Total Wine Amendment to Letter of Credit (8.25.11)

78.Total Wine Amendment to Letter of Credit (8.10.12)

79.Total Wine Amendment to Letter of Credit (8.13.13)

80.Total Wine Confirmation of Option (1.29.14)

81.Total Wine Amendment to Letter of Credit (7.23.14)

82.Weight Watchers Lease (4.18.12)

83.Weight Watchers Letter Agreement (11.19.13)

84.Weight Watchers Letter Agreement (1.22.14)

85.Weight Watchers Termination of Temporary License Agreement (8.10.12)

South Square

Property Documents

1.Offering Memorandum

2.Argus Model / Corresponding PDF Schedules

3.Insurance Loss Run Report

4.Historical Tenant Concession Schedule

5.Utility Information

6.2014 Utility Bills

7.Historical Cap Ex Summary

8.DDR/SAU Certificates of Insurance

9.Tenant Certificates of Insurance (All that are available)

10.Record of Deeds (1.8.59)

11.Encroachment Agreement (8.20.76)

12.Deed of Easement (8.26.76)

13.Sewer Easement (9.7.76)

14.Sanitary Sewer Easement Agreement (3.21.83)

15.Sanitary Sewer Easement Agreement (8.1.83) – Unofficial Document

16.Right of Way Agreement (6.25.03)

17.Encroachment Easement (8.7.03)

18.Access Easement and Maintenance Agreement (12.4.03)

19.Cross-Easement Agreement (2.18.04)

20.Right of Way Agreement (11.2.12)

21.Commercial System Installation and Service Agreement (4.22.14)

22.ECS Phase I Environmental Report (5.24.05)

23.Reeves Consultants Property Condition Assessment (1.6.06)

24.Notices of No Further Action (10.25.10)

25.All Documents pertaining to on-going ADA Litigation

26.Potential Durham Light Rail Information

27.OEA (6.1.03)

28.First Amendment to OEA (8.6.03)

29.Second Amendment to OEA (1.15.04)

30.Third Amendment to OEA (5.10.04)

31.Fourth Amendment to OEA (2.24.05)

32.Fifth Amendment to OEA (1.31.06)

33.Declaration of Common Area Cost Allocation (3.19.08)

34.Declaration of Easements and Restrictions (3.19.08)

35.Fire Monitoring Company Information

36.Four Seasons Landscaping Service Contract for Landscaping (10.1.13)

37.Triangle Pond Management Contract for Detention Pond (5.12.15)

38.Triangle Pond Maintenance Invoice (5.12.15)

39.Hy-Tech Property Services Contract for Sweeping (11.1.13)

40.Granite Telecommunications Phone Line Invoices (10.14.15)

41.Site Drawing

42.Site Plan

43.Subdivision Deeds and Drawing (5.2.03)

44.Survey (6.28.05)

45.Survey (4.28.05)

46.Survey (12.28.05)

47.2012,2013,2014,2015 Tax Bills

48.Chicago Title Insurance Title Commitment (5.19.05)

49.Chicago Title Insurance Title Commitment (12.7.05)

50.Chicago Title Insurance Pro Forma Title Policy (no date) #020502153

51.Chicago Title Insurance Pro Forma Title Policy (no date) #020502601

52.Chicago Title Insurance Title Policy (7.8.05)

53.GAP Indemnity Agreement (12.28.05)

54.Personal Undertaking Documentation

55.Chicago Title Insurance Title Policy (1.6.06)

56.Chicago Title Correspondence (2.24.06)

57.Heany Masonry Company Subcontractor Warranty Form (no date)

58.Gerdau Ameristeel Warranty Letter (9.28.04)

59.C&S Mechanical Company Letter of Guarantee (1.15.05)

60.C&S Mechanical Company Subcontractor Warranty Form (1.1.5)

61.Peachtree Protective Covers Warranty (2.9.05)

62.Durham Awning Company Subcontractor Warranty Form (2.3.05)

63.First Defense Fire Protection Guarantee (2.20.05)

64.ETC Concrete Construction Corp. Subcontractor Warranty Form (3.1.05)

65.Gross Brothers Subcontractor Warranty Form (12.04)

66.K&N Electric Subcontractor Warranty Form (4.19.05)

67.American Door & Hardware Subcontractor Warranty Form (no date)

68.Peachtree Protective Covers Subcontractor Warranty Form (no date)

69.Superior Paint Subcontractor Warranty Form (12.1.05)

70.Ordner Construction Company Contractor Warranty Form (4.4.05)

71.Carlisle Membrane Roofing System Warranty (6.21.05)

72.Carlisle Golden Seal Roofing System Warranty (10.3.05)

73.Zoning Verification Letter (5.18.05)

74.Cross-Easement Agreement (2.18.04)

Financial Documents

1.Rent Roll (9.30.15)

2.2012,2013,2014 Operating Statements

3.2015 YTD Operating Statement

4.Tenant Sales Report (10.15)

5.2012,2013,2014 General Ledgers

6.2015 YTD General Ledger

7.AR Report (10.29.15)

8.2014 Reconciliations

Lease Documents

1.Chick-Fil-A Lease (2.28.75)

2.Chick-Fil-A Second Amendment (8.16.76)

3.Chick-Fil-A Assignment (12.23.92)

4.Chick-Fil-A First Amendment to Assignment (1.31.93)

5.Chick-Fil-A Second Amendment to Assignment (4.26.93)

6.Chick-Fil-A Third Amendment to Assignment (6.15.93)

7.Chick-Fil-A Short Form Assignment (6.15.93)

8.Chick-Fil-A Fourth Amendment to Lease (12.31.00)

9.Chick-Fil-A Fifth Amendment to lease (10.1.04)

10.Chick-Fil-A Side Letter Agreement (6.1.05)

11.Chick-Fil-A Confirmation of Renewal Notice (3.11.09)

12.Chick-Fil-A Confirmation of Option (4.7.14)

13.Firestone Lease (8.24.04)

14.Firestone Memorandum of Lease (8.24.04)

15.Firestone Site Letter Agreement (5.5.05)

16.Firestone Extension & Modification (12.16.13)

17.Gamestop Lease (9.14.10)

18.Gamestop Commencement (1.7.14)

19.Great Clips Lease (8.19.04)

20.Great Clips Extension & Modification (12.14.09)

21.Great Clips Second Extension & Modification (1.1.12)

22.Great Clips Assignment (4.25.14)

23.Great Clips Guarantee (4.25.14)

24.Mattress Warehouse Lease (7.5.05)

25.Mattress Warehouse Commencement (2.29.12)

26.Mattress Warehouse Settlement Agreement (4.17.12)

27.Mattress Warehouse Amendment (4.8.15)

28.Merle Norman (2.18.14)

29.Merle Norman Guarantees (2.18.14)

30.Office Depot Lease (5.7.90)

31.Office Depot Memorandum of Lease (5.7.90)

32.Office Depot First Amendment (5.5.03)

33.Office Depot Second Amendment (3.16.05)

34.Office Depot Notice of Renewal (6.7.05)

35.Office Depot Confirmation of Option (7.30.10)

36.Office Depot Limited Waiver and Consent (2.11.13)

37.Office Depot Confirmation of Option (7.15.15)

38.Once Upon a Child Lease (3.25.13)

39.Once Upon a Child Guarantee (3.25.13)

40.Once Upon a Child Office Depot Consent (2.11.13)

41.Once Upon a Child Ross Consent (2.1.13)

42.Petco Lease (3.7.05)

43.Petco Commission Agreement (7.27.04)

44.Petco Agreement for Architectural Design Services (1.6.05)

45.Planet Beach Lease (1.27.05)

46.Planet Beach Guarantee (1.27.05)

47.Planet Beach Commencement (7.25.05)

48.Planet Beach First Amendment to Lease (5.16.05)

49.Planet Beach Confirmation of Renewal (2.10.10)

50.Ross Lease (9.1.03)

51.Ross Confirmation of Option (4.8.14)

52.Ross Consent to Once Upon a Child (2.1.13)

53.Ross Consent to Once Upon a Child Correspondence (2.1.13)

54.Unique Nails Lease (6.9.04)

55.Unique Nails Guarantee (7.2.09)

56.Unique Nails Extension & Modification (7.2.09)

57.Unique Nails Second Extension & Modification (1.1.15)

58.Wells Fargo Lease (4.1.13)

59.Wells Fargo Commencement (12.12.13)

60.Wells Fargo Waiver of Permit Period (5.6.13)

Waynesboro Commons

Property Documents

1.Offering Memorandum

2.Argus Model / Corresponding PDF Schedules

3.Insurance Loss Run Report

4.Historical Tenant Concession Schedule

5.Utility Information

6.2014 Utility Bills

7.Historical Cap Ex Summary

8.DDR/SAU Certificates of Insurance

9.Tenant Certificates of Insurance (All that are available)

10.Deed (6.9.66)

11.Right of Way Easement (5.6.81)

12.Permanent Right and Easement (7.1.83)

13.Deed of Transportation (10.10.90)

14.Contour Engineering Phase I Environmental Report (6.30.05)

15.Contour Engineering Phase I Environmental Report (9.5.05)

16.REA (6.23.92)

17.Declaration of Restrictive Covenants (4.7.95)

18.REA (6.21.95)

19.Coyner’s Parking Lot Cleaning Service, Inc. Landscaping Contract (1.19.15)

20.Hy-Tech Property Services, Inc. Sweeping Contract (1.25.13)

21.Coyner’s Parking Lot Cleaning Service, Inc. Snow Removal Contract (10.12.15) (un-signed)

22.Site Plan

23.Survey (11.9.93)

24.Survey (6.20.05)

25.2011,2012,2013,2014,&2015 Tax Bills

26.Chicago Title Insurance Title Commitment (6.9.05)

27.Revised Chicago Title Insurance Title Commitment (8.2.05)

28.First American Title Commitment and Policy (1.10.14)

29.Zoning Confirmation Letter (3.18.05)

Financial Documents

1.Rent Roll (9.30.15)

2.2012,2013,2014 Operating Statements

3.2015 YTD Operating Statement

4.Tenant Sales Report (10.15)

5.2012,2013,2014 General Ledgers

6.2015 YTD General Ledger

7.AR Report (10.29.15)

8.2014 Reconciliations

Lease Documents

1.Anytime Fitness Lease (1.24.14)

2.Anytime Fitness Guarantee (1.24.14)

3.Big Apple Bagels Lease (2.26.07)

4.Big Apple Bagels Landlord Lien Subordination (6.6.07)

5.Big Apple Bagels Option Notice (10.12.10)

6.Big Apple Bagels Settlement Agreement (7.6.15)

7.Hot Nails Lease (12.12.06)

8.Hot Nails First Amendment (12.27.06)

9.Hot Nails Lease (4.1.12)

10.Kroger Lease (1.29.92)

11.Kroger First Amendment (5.20.92)

12.Kroger Addendum to Lease (1.29.92)

13.Kroger Second Amendment to Lease (6.1.92)

14.Kroger SNDA (6.19.92)

15.Kroger Memorandum of Lease (9.8.93)

16.Kroger Third Amendment (11.30.93)

17.Kroger Assignment (5.12.99)

18.Kroger Guaranty (5.15.99)

19.Kroger Landlord Consent (7.26.99)

20.Valley Mission Thrift Store Lease (1.24.09)

21.Valley Mission Thrift Store First Amendment (5.16.14)

22.Valley Mission Thrift Store Corrective Letter Agreement (6.12.14)

Wendover Village (Phase II)

Property Documents

1.Offering Memorandum

2.Argus Model / Corresponding PDF Schedules

3.Insurance Loss Run Report

4.Historical Tenant Concession Schedule

5.Utility Information

6.2014 Utility Bills

7.Historical Cap Ex Summary

8.DDR/SAU Certificates of Insurance

9.Tenant Certificates of Insurance (All that are available)

10.ECS Phase I Environmental Report (8.14.00)

11.ECS Phase II Environmental Report (9.24.01)

12.ECS Soil Remediation Report (12.8.03)

13.Brownfields Certification (4.28.04)

14.ECS Phase I Environmental Report (6.15.04)

15.American International Specialty Lines Insurance Company Pollution Policy (5.4.04)

16.Brownfields Certification (5.31.05)

17.ECS Land Use Restrictions Update (5.31.05)

18.ECS Land Use Restrictions Update Correspondence & Attachments (5.31.05)

19.ECS Phase I Environmental Report (10.6.06)

20.EBI Phase I Environmental Report (8.21.09) – Phase I only

21.No Further Action Letter (7.01.08)

22.Land Use Restriction Update (02.16.12)

23.Land Use Restriction Update (2.6.13)

24.Land Use Restriction Update (2.20.14)

25.DDR Letter regarding Traffic Signal (10.20.11)

26.Declaration of Easements and Restrictions (7.17.02)

27.Amendment to Declaration of Easements and Restrictions (2.18.03)

28.Notice of Brownfields Property (2.24.03)

29.Construction, Operating, and Reciprocal Easement Agreement (7.23.03)

30.Amendment to Construction, Operating, and Reciprocal Easement Agreement (4.30.04)

31.Declaration of Covenants, Conditions, and Restrictions (4.30.04)

32.Declaration of Covenants, Conditions, and Restrictions (5.12.03)

33.Piedmont Property Services Inc. Sweeping Contract (1.10.14)

34.Tyco Monitoring Service Agreement (2.1.14)

35.Granite Telecommunications Phone Lines Invoices (10.12.15)

36.Site Plan

37.Survey (5.26.05)

38.2011,2012,2013,2014,&2015 Tax Bills

39.First American Title Commitment and Title Policy (6.25.13)

40.Chicago Title Insurance Title Policy (6.3.05)

41.Zoning Report (8.13.09)

Financial Documents

1.Rent Roll (9.30.15)

2.2012,2013,2014 Operating Statements

3.2015 YTD Operating Statement

4.Tenant Sales Report (10.15)

5.2012,2013,2014 General Ledgers

6.2015 YTD General Ledger

7.AR Report (10.29.15)

8.2014 Reconciliations

Lease Documents

1.Airtrack Devices Lease (10.25.12)

2.Airtrack Devices Guarantee (10.25.12)

3.Airtrack Devices Extension & Modification (12.16.14)

4.Bed Bath & Beyond Lease (1.28.13)

5.Bed Bath & Beyond Memorandum of Lease (1.28.13)

6.Bed Bath & Beyond Commencement (10.1.13)

7.Cricket Lease (9.8.11)

8.Cricket Commencement (1.19.12)

9.Dental Works Lease (3.9.10)

10.Dental Works Guarantee (3.9.10)

11.Dental Works Early Entry Letter (3.10.10)

12.Earhart Healthy Weight Loss Early Entry Letter (1.9.15)

13.Earhart Healthy Weight Loss Lease (1.29.15)

14.Earhart Healthy Weight Loss Guarantee (1.29.15)

15.Electra Vapor Non-disclosure Agreement (1.8.15)

16.Electra Vapor Lease (1.23.15)

17.DDR Welcome Letter to Electra Vapor (4.23.15)

18.Fedex Lease (10.16.13)

19.Fedex First Amendment (2.23.04)

20.Fedex Extension & Modification (2.5.09)

21.Fedex Second Extension & Modification (2.8.10)

22.Fedex Office Second Amendment to Lease (12.12.14)

23.Fedex Office Indemnity Agreement (11.4.14)

24.Five Below Lease (8.16.13)

25.Five Below First Amendment (6.10.14)

26.GolfSmith Lease (7.6.12)

27.Heads up Lease (10.24.13)

28.Liberty Tax Lease (10.19.09)

29.Liberty Tax Assignment (12.1.12)

30.Liberty Tax Guarantee (12.1.12)

31.Mario’s Pizza Lease (2.9.04)

32.Mario’s Pizza Guarantee (11.17.09)

33.Mario’s Pizza Extension & Modification (11.17.09)

34.Mario’s Pizza Second Extension & Modification (1.23.13)

35.Moe’s Lease (3.23.11)

36.Moe’s Guarantee (2.18.11)

37.Nail Spa Lease (10.28.03)

38.Nail Spa First Amendment (4.26.05)

39.Nail Spa Assignment Assumption & Consent (10.19.09)

40.Nail Spa Extension & Modification (2.2.15)

41.Petco Lease (3.26.04)

42.Petco Confirmation of Option (7.30.14)

43.T.J. Maxx Lease (1.17.13)

44.T.J. Maxx Memorandum of Lease (1.17.13)

45.T.J. Maxx Commencement (11.11.13)

46.Truliant ATM Agreement (8.18.04)

47.Wow Brows Lease (2.9.11)

48.Wow Brows Confirmation of Option (2.25.13)

49.Wow Brows Extension & Modification (5.13.15)

Willowbrook Commons

Property Documents

1.Offering Memorandum

2.Argus Model / Corresponding PDF Schedules

3.Insurance Loss Run Report

4.Historical Tenant Concession Schedule

5.Utility Information

6.2014 Utility Bills

7.Historical Cap Ex Summary

8.DDR/SAU Certificates of Insurance

9.Tenant Certificates of Insurance (All that are available)

10.TVG Environmental Phase I Environmental Report (8.29.02)

11.Terracon Phase I Environmental Report (1.20.06)

12.Stonegate Enterprises Inc. Landscaping Contract (10.4.13)

13.Universal Protection Service Security Contract (7.7.14)

14.Universal Protection Service Invoice (6.18.14)

15.Mirror Lawn Turf Doctor Snow Removal Contract (1.25.13)

16.Site Drawing

17.Site Plan

18.Final Plat (1.20.04)

19.Survey (1.22.06)

20.Revised Survey (1.30.06)

21.2012,2013,2014 Tax Bills

22.Personal Undertaking Documentation

23.Chicago Title Insurance Title Policy (2.17.06)

24.City Scapes Rooftop Equipment Screens Warranty (no date)

25.Mz. Bugs Termite Control Property Protection Plan (1.5.04)

26.Hardware Warranty (8.8.04)

27.Baker Glass Company Warranty (9.21.04)

28.Baker Glass Company Glass-Gazing (9.21.04)

29.Sunbrella Awning Warranty (9.21.04)

30.Warranty for General Construction (10.27.04)

31.HVAC Warranty (10.27.04)

32.Maddux Electric Company Warranty (10.27.04)

33.Roofing System Membrane Warranty (11.15.04)

34.Carlisle Golden Seal Roof Warranty (1.6.05)

35.Sprinkler Warranty (12.20.04)

36.Professional Caulking Service Warranty (1.14.05)

37.JTJ Commercial Interiors Warranty (1.26.05)

38.Hiller Plumbing Company General Warranty (12.30.05)

39.Zoning Report (1.24.06)

40.Stormwater Detention Agreement (2.5.03)

41.Declaration of Reciprocal Easements and Restrictions (9.1.04)

Financial Documents

1.Rent Roll (9.30.15)

2.2012,2013,2014 Operating Statements

3.2015 YTD Operating Statement

4.Tenant Sales Report (10.15)

5.2012,2013,2014 General Ledgers

6.2015 YTD General Ledger

7.AR Report (10.29.15)

8.2014 Reconciliations

Lease Documents

1.Chinese Restaurant Lease (10.29.07)

2.Chinese Restaurant Extension & Modification (1.22.13)

3.El Ranchero Lease (11.23.05)

4.El Ranchero Extension & Modification (1.4.11)

5.Fancy Nails Lease (12.8.05)

6.Fancy Nails Assignment (11.21.06)

7.Fancy Nails Assumption & Modification (6.1.11)

8.Fancy Nails Extension & Modification (6.27.14)

9.Kroger Ground Lease (5.6.03)

10.Kroger Memorandum of Ground Lease (5.6.03)

11.Kroger First Amendment (1.9.06)

12.Kroger Consent (1.25.06)

13.Kroger Unit #1 Lease (12.31.13)

14.Radioshack Lease (5.20.05)

15.Radioshack First Amendment (2.9.06)

16.Radioshack Lease Extension (10.25.10)

17.Radioshack Lease Extension (10.16.13)

18.Radioshack Terms of Assignment (3.3.15)

19.Assignment of Radioshack (6.26.15)

20.Sally Beauty Lease (7.1.04)

21.Sally Beauty Commencement (5.15.05)

22.Sally Beauty Extension & Modification (11.12.09)

23.Sally Beauty Second Extension & Modification (12.28.10)

24.Sally Beauty Third Extension & Modification (4.7.14)

25.Sozit Dental Care Lease (3.3.09)

26.Sozit Dental Care Guarantee (3.3.09)

27.Sozit Dental Care Tenant Correspondence (3.3.09)

28.Sozit Dental Care Extension & Modification (6.19.14)

29.Springleaf Financial Lease (6.2.08)

30.Springleaf Financial Extension & Modification (5.16.11)

31.Springleaf Financial Second Extension & Modification (7.9.14)

32.Subway Lease (5.7.04)

33.Subway Commencement (2.1.05)

34.Subway Lease Amendment (2.3.05)

35.Subway Confirmation of Option (5.13.09)

36.Subway Assignment of Lease (9.12.11)

37.Subway Extension & Modification (8.13.14)

38.TLC Liquor and Wine Lease (6.23.04)

39.TLC Liquor and Wine Confirmation of Option (2.11.11)

40.TLC Liquor and Wine Guarantee (5.16.14)

41.TLC Liquor and Wine Extension & Modification (5.16.14)

42.Wood Personnel Services Lease (9.23.05)

43.Wood Personnel Services Extension & Modification (2.3.11)

44.Wood Personnel Services Extension & Expansion LOI (10.29.13)

SCHEDULE 13.1(i)

CONDEMNATION

South Square Property

Proposed South Square Station (Light Rail Project) Durham-Orange LRT Corridor

Patterson Place Property

Proposed Patterson Place Station (Light Rail Project) Durham-Orange LRT Corridor

SCHEDULE 13.2

DESIGNATED REPRESENTATIVES OF SELLERS

PROPERTY:	REPRESENTATIVE:

South Square Property	Richard Porter

Patterson Place Property	Richard Porter

Wendover Village II Property	Tom Ballas

Alexander Pointe Property	Tom Ballas

Harper Hills Property	Tom Ballas

North Hampton Market Property	Lisa Nesbitt

Willowbrook Commons Property	Luis Hernandez

Broadmoor Plaza Property	Michael LaPietra

Oakland Marketplace Property	Luis Hernandez

Waynesboro Commons Property	Alex Stanford

Kroger Junction Property	Jenny Long

Property#:
Property Address:

EXHIBITS A-1 through A-11

LEGAL DESCRIPTIONS

[ANNEXED]

EXHIBIT B

MAJOR TENANTS

I.South Square – Durham, NC

1.Firestone

2.Office Depot

3.Petco

4.Ross Dress for Less

II.Patterson Place – Durham, NC

1.PetSmart

2.DSW

3.Total Wine & More

4.AC Moore

5.Bed Bath & Beyond

III.Wendover Village (Phase II) – Greensboro, NC

1.Five Below

2.T.J. Maxx

3.Bed Bath & Beyond

4.Golfsmith

5.Petco

IV.Alexander Pointe – Salisbury, NC

1.Harris Teeter

V.Harper Hill – Winston-Salem, NC

1.Harris Teeter

VI.Waynesboro Commons – Waynesboro, VA

1.Kroger

VII.North Hampton Market – Taylors, SC

1.Hobby Lobby

2.PetSmart

VIII.Willowbrook Commons – Nashville, TN

1.Kroger

2.Kroger (Extra Space)

EXHIBIT B

MAJOR TENANTS

IX.Broadmoor Plaza – South Bend, IN

1.Jo-Ann Fabrics

2.Staples

3.Kroger

X.Oakland Marketplace – Oakland, TN

1.Kroger

XI.Kroger Junction – Pasadena, TX

1.Kroger

EXHIBITS D-1 TO D-6

[STATE FORMS OF DEEDS]

[ANNEXED]

EXHIBIT D-1

NORTH CAROLINA FORM DEED

(ANNEXED)

Excise Tax $_________	Recording Time, Book and Page

Tax Lot Nos.: _________

Prepared by: _________________

Mail after recording to:

[Return address of Title Company]

_________________

__________________

Brief description for the Index:	Parcel ____, Book of Maps ____, Page ______

NORTH CAROLINA SPECIAL WARRANTY DEED

1. THIS DEED made as of this __  day of  ________________, 2015, by and between

c/o Teachers Insurance and Annuity 730 Third Avenue - 4th Floor New York, NY 10017	222 Central Park Avenue, Suite 2100,
GRANTOR DDR-SAU ________, L.L.C., c/o Teachers Insurance and Annuity Association of America 730 Third Avenue - 4th Floor New York, NY 10017	GRANTEE _______________, LLC a Virginia limited liability company 222 Central Park Avenue, Suite 2100, Virginia Beach, Virginia 23462

2.  The designation Grantor and Grantee, as used herein, shall include said parties, their heirs, successors, and assigns, and shall include singular, plural, masculine, feminine or neuter as required by context.

3.  WITNESSETH, that Grantor, for a valuable consideration paid by Grantee, the receipt of which is hereby acknowledged, has and by these presents does grant, bargain, sell and convey unto the Grantee in fee simple, all that certain lot or parcel of land (the “Property”) situated in the City of _____________, _______ County, North Carolina, and more particularly described as follows:

In fee, all that certain parcel or parcels of land in the State indicated above, more particularly described in Exhibit A attached hereto and made a part hereof for all purposes, together with all of Grantor’s right, title and interest, if any, in and to all streets and roads abutting the said parcel or parcels.

4.  TO HAVE AND TO HOLD the aforesaid lot or parcel of land and all privileges and appurtenances, including without limitation all easements, thereto belonging to Grantee and its successors and assigns in fee simple forever.

5.  And Grantor covenants with Grantee, that Grantor has done nothing to impair such title as Grantor received, and Grantor will warrant and defend the title against the lawful claims of all persons claiming by, under or through Grantor, except for the exceptions hereinafter stated.

6.  The Property does not contain the primary residence of Grantor.

7.  Title to the Property and the warranties herein are subject to the following matters: [___] more particularly described in Exhibit B attached hereto and made a part hereof.

8.[Wendover Village II Property Only: The property which is the subject of this instrument is subject to the Brownfields Agreement attached as Exhibit A to the Notice of Brownfields Property recorded in the Guilford County land records, Book 5751, Page 2110.]

[SIGNATURE FOLLOWS]

IN WITNESS WHEREOF, Grantor has executed this special warranty deed this _____ day of __________, 201_.

DDR-SAU ________, L.L.C.,

By:
Name:
Title:

STATE OF ______________

COUNTY OF ____________

I certify that the following person(s) personally appeared before me this day, each acknowledging to me that he or she voluntarily signed the foregoing document for the purpose stated therein and in the capacity indicated:  _________________ , as __________________

of DDR-SAU _________________, L.L.C.

Date: ______________ __, 201_.

Official Signature of notary

My Commission Expires	Notary’s printed or typed name, Notary Public

NOTE TO NOTARY PUBLIC:  Ensure that entire notary seal fits within the box below and that all characters in the notary seal are clearly legible.

EXHIBIT A

TO EXHIBIT D-1 NORTH CAROLINA FORM DEED

EXHIBIT B

TO EXHIBIT D-1 NORTH CAROLINA FORM DEED

EXHIBIT D-2

TENNESSEE FORM DEED

(ANNEXED)

RETURN TO:

[Insert Title Company’s Address]

ADDRESS NEW OWNER:	SEND TAX BILL TO:	MAP-PARCEL

____________________________
222 Central Park Avenue, Suite 2100	SAME
Virginia Beach, Virginia 23462		Map ________________
Parcel ________________

SPECIAL WARRANTY DEED

FOR AND IN CONSIDERATION of the sum of TEN AND NO/100 ($10.00) DOLLARS cash in hand paid, and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged DDR-SAU ___________________, LLC, a ________________________ (the “Grantor”), has bargained and sold, and by these presents does transfer and convey unto ______________________, LLC, a Virginia limited liability company (the “Grantee”), and Grantee’s successors and assigns, a certain tract or parcel of land in _______________County, State of Tennessee, described as follows (the “Property”):

See EXHIBIT A attached hereto and incorporated herein by this reference.

The conveyance of the Property herein, and all covenants and warranties of Grantor contained herein, are made expressly subject to those matters set forth on EXHIBIT B attached hereto and incorporated herein by this reference.

TO HAVE AND TO HOLD the Property, with the appurtenances, estate, title and interest thereto belonging to the said Grantee, and Grantee’s successors and assigns forever.

Grantor covenants and binds itself, and its successors and assigns, to warrant specially and forever defend the title to the Property to Grantee, Grantee’s successors and assigns, against the lawful claims of all persons claiming by, through or under the Grantor, but not further or otherwise.

Whenever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

(Signature to Follow)

IN WITNESS WHEREOF, the Grantor has caused this instrument to be executed as of the _____ day of ______________________, 2015.

GRANTOR:

DDR-SAU

By:
Name:
Title:

STATE OF	)
COUNTY OF	)

Before me, the undersigned, a Notary Public of the State and County aforesaid, personally appeared _________________________________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be the partner of ______________________________________, and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

WITNESS my hand, at office, this _____ day of _________________, 2015.

NOTARY PUBLIC
My Commission Expires:

STATE OF	)
COUNTY OF	)

The actual consideration or value, whichever is greater, for this transfer is $_____________.00

Affiant

Subscribed and sworn to before me

this ____day of ________________, 2013.

tary Public

My Commission Expires:_____________

EXHIBIT A

TO EXHIBIT D-2 TENNESSEE FORM DEED

EXHIBIT B

TO EXHIBIT D-2 TENNESSEE FORM DEED

EXHIBIT D-3

SOUTH CAROLINA FORM DEED

(ANNEXED)

Grantee's Address:    __________________

TMS No:    ________________________

Mail after recording to:   __________________
__________________

This instrument was prepared by:   ________________

Brief Description For The Index:  ___________________________________

______________________________________________________________________________

SOUTH CAROLINA SPECIAL WARRANTY DEED

THIS DEED, made this ___ day of _________________, 20__, by and between:

GRANTOR	GRANTEE
DDR-SAU GREER NORTH HAMPTON MARKET, L.L.C., a Delaware limited liability company c/o Teachers Insurance and Annuity Association of America, 730 Third Avenue, New York, New York 10017	____________________, a Virginia limited liability company 222 Central Park Avenue, Suite 2100, Virginia Beach, Virginia 23462

Enter in appropriate block for each party: name, address, and, if appropriate, character of entity, e.g. corporation or partnership

The designations Grantor and Grantee as used in this Deed shall include the parties and their successors and assigns, and shall include singular, plural, masculine, feminine or neuter as required by context.

WITNESSETH, that Grantor, for a valuable consideration paid by Grantee, the receipt of which is hereby acknowledged, has and by these presents does grant, bargain, sell and convey unto Grantee in fee simple all that certain lot or parcel of land situated in the City of ________,

County of _________, State of South Carolina, and more particularly described on Exhibit A attached hereto and made a part hereof (the “Property”).

The Property was acquired by Grantor by instruments recorded in Book _________, Page _____, [as rerecorded in Book _____, Page ____ and in Book ___, Page ____] in the ___ Office for __________ County, South Carolina.

Maps showing the Property are recorded in Plat Book ___, Page ___ and Plat Book ___, Page ____ in the RMC Office for [______________] County, South Carolina.

The Property does not include the primary residence of Grantor.

TO HAVE AND TO HOLD the Property and all privileges and appurtenances thereto belonging to Grantee in fee simple.

And Grantor covenants with Grantee that Grantor has done nothing to impair such title as Grantor received, and Grantor will warrant and defend the title against the lawful claims of all persons claiming by, under or through Grantor, except for the exceptions hereinafter stated.

Title to the Property is subject to the exceptions set forth on Exhibit B attached hereto and made a part hereof.

(SIGNATURE FOLLOWS)

IN WITNESS WHEREOF, Grantor has caused this instrument to be duly executed under seal, the day and year first above written.

GRANTOR:

DDR-SAU GREER NORTH HAMPTON MARKET, L.L.C.,

By:
Name:
Title:

SIGNED SEALED AND DELIVERED
IN THE PRESENCE OF:

Print Name:
Witness No. 1

Print Name:
Witness No. 2

STATE OF	)

)

COUNTY OF	)

Personally appeared before me the undersigned witness and made oath says that he/she saw the within-named Grantor, sign, seal and as Grantor's act and deed delivery the  within deed, and that he/she with the other witness subscribed above, witnessed the execution thereof.

Witness #1 Signature

Sworn to and subscribed
before me this ______ day of
_________________, 20__.

Notary Public
Notary Public for
My commission expires:

[NOTARIAL STAMP-SEAL]

EXHIBIT A

TO EXHIBIT D-3 SOUTH CAROLINA FORM DEED

EXHIBIT B

TO EXHIBIT D-3 SOUTH CAROLINA FORM DEED

EXHIBIT D-4

INDIANA FORM DEED

(ANNEXED)

THIS INSTRUMENT WAS PREPARED BY:

___________________

AFTER RECORDING RETURN TO:

[Insert Address of Title Company]

___________________
___________________
___________________

Space above reserved for Recorder

SPECIAL WARRANTY DEED

THIS INDENTURE WITNESSETH, that DDR-SAU SOUTH BEND BROADMOOR, L.L.C., a Delaware limited liability company (hereinafter called “Grantor”), does hereby CONVEY AND WARRANT to _____________________, an _____________________(“Grantee”), for the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the following described real estate located in ______________ County, Indiana:

SEE LEGAL DESCRIPTION SET FORTH ON EXHIBIT A

ATTACHED HERETO AND MADE A PART HEREOF

Tax Parcel Number:  ____________________
Address of Property:  Approximately ____ acres of land located in ______________, ___________County, Indiana

SUBJECT ONLY TO those items set forth on Exhibit B attached hereto and made a part hereof.

TO HAVE AND TO HOLD THE SAME, together with all rights and appurtenances to the same belonging, unto Grantee and its successors and assigns forever. Grantor hereby covenants that Grantor and its successors and assigns will warrant and defend the title to the above described real estate unto Grantee and to its successors and assigns forever, against the lawful claims of all persons claiming by, through or under Grantor but none other, subject only to those items, matters and things described on Exhibit B attached hereto and made a part hereof.

The undersigned person executing this deed on behalf of Grantor represents and certifies that he/she is the duly named __________________ of Grantor and has been fully empowered, by property resolution of the Grantor, to execute and deliver this deed; that Grantor has full capacity to convey the real estate described herein; and that all necessary company action for the making of such conveyance has been taken and done.

(SIGNATURE FOLLOWS)

IN WITNESS WHEREOF, the Grantor has caused this deed to be executed this ___ day of _______________, 201__.

DDR-SAU SOUTH BEND BROADMOOR, L.L.C., a Delaware limited liability company
By:
Name:
Title:

STATE OF	)
)SS:
COUNTY OF	)

I, the undersigned, a Notary Public in and for said county and state aforesaid, do hereby certify that ____________________, personally known to me to be the _________________ of DDR-SAU SOUTH BEND BROADMOOR, L.L.C., a Delaware limited liability company, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such ______________________ he signed and delivered the said instrument pursuant to authority duly granted, as his free and voluntary act and as the free and voluntary act of such limited liability company, for the uses and purposes therein set forth.

Given under my hand and notarial seal this ___ day of ______________, 201_.

Notary Public

My commission expires:________________

This instrument prepared by:	Lester Bliwise, Esq.
Seyfarth Shaw LLP
620 Eighth Avenue
New York, New York 10018

After recording return to:	[Insert Address of Title Company]

Send Subsequent Tax Statements to:
222 Central Park Avenue, Suite 2100
Virginia Beach, Virginia 23462

I affirm, under the penalties of perjury, that I have taken reasonable care to redact each Social Security Number in this document, unless required by law.

Printed Name: [________________]

EXHIBIT A

TO EXHIBIT D-4 INDIANA FORM DEED

EXHIBIT B

TO EXHIBIT D-4 INDIANA FORM DEED

EXHIBIT D-5

VIRGINIA FORM DEED

SPECIAL WARRANTY DEED

This deed was prepared outside
the Commonwealth of Virginia

AFTER RECORDING, return to:
[Insert Address of Title Company]

_______________________________________

_______________________________________

_______________________________________

Tax Map Reference Nos.: _____________ Assessed Value: _____________ Consideration: _____________

THIS DEED, made this ___ day of ___________, 201_, from DDR-SAU WAYNESBORO, L.L.C., a Delaware limited liability company (the “Grantor”), having an address at c/o Teachers Insurance and Annuity Association of America, 730 Third Avenue, New York, New York 10017, to o ______________, a Virginia limited liability company (the “Grantee”), having an address at 222 Central Park Avenue, Suite 2100, Virginia Beach, Virginia 23462.

W I T N E S S E T H:

That for and in consideration of the sum of Ten Dollars ($10.00), cash in hand paid, and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Grantor does hereby grant, bargain, sell and convey, with Special Warranty, unto the said Grantee, all of that lot of ground situated in _______________, Virginia as more particularly described on Exhibit A attached hereto and made a part hereof (the “Property”):

TOGETHER with all buildings, improvements and fixtures located thereon (“Improvements”) including without limitation the paved parking spaces located on the Land and all rights, privileges and appurtenances pertaining to the Property and Improvements including but not limited to all rights-of-way, open or proposed streets, alleys, easements, strips or gores of land adjacent thereto used in connection with the beneficial use and enjoyment of the Property and/or Improvements.

This conveyance is made subject to the restrictions and conditions  described on Exhibit B attached hereto and made a part hereof.

Grantor will forever warrant and defend the title against the lawful claims of all persons claiming by or through or under Grantor but not further or otherwise.

TO HAVE AND TO HOLD the above granted property unto the Grantee, its successors  and assigns, in fee simple, forever.

(SIGNATURE FOLLOWS)

IN WITNESS WHEREOF, Grantor has executed this special warranty deed this _____ day of __________, 201_.

GRANTOR:

DDR-SAU WAYNESBORO, L.L.C.,

By:
Name:
Title:

STATE OF	)
) TO WIT
CITY OF	)

The foregoing instrument was acknowledged before me this ____ day of _______________, 20_, by ___________________________ and on behalf of _____________________________

Notary Public
My commission expires: _________________________________________
[SEAL]

EXHIBIT A

TO EXHIBIT D-5 VIRGINIA FORM DEED

EXHIBIT B

TO EXHIBIT D-5 VIRGINIA FORM DEED

EXHIBIT D-6

TEXAS FORM DEED

(ANNEXED)

After recording return to:

[Insert Address of Title Company]

_____________________

____________________
Attn: ________________

NOTICE OF CONFIDENTIALITY RIGHTS:  IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

SPECIAL WARRANTY DEED

STATE OF	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF	§

THAT DDR-SAU PASADENA RED BLUFF LIMITED PARTNERSHIP, an Illinois limited partnership (hereinafter called “Grantor”), for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration to the undersigned paid by Grantee (as hereinafter defined), the receipt and sufficiency of which is hereby acknowledged, has GRANTED, SOLD AND CONVEYED, and by these presents does hereby GRANT, SELL AND CONVEY unto _____________________________, Virginia  limited liability company (hereinafter called “Grantee”), whose mailing address is 222 Central Park Avenue, Suite 2100, Virginia Beach, Virginia 23462, all of that certain lot, tract or parcel of land lying and being situated in __________ County, Texas, and being more particularly described on Exhibit A attached hereto and incorporated herein (individually and collectively, the “Property”), together with any improvements situated on, over and/or under the Property and all rights and appurtenances pertaining to the Property and/or such improvements, including, without limitation, all right, title and interest of Grantor in and to adjacent streets, roads, alleys, easements and rights-of-way, and all awards made or to be made in connection therewith.

This conveyance is made and accepted subject only to the restrictions, reservations, covenants, conditions, easements and encumbrances described in Exhibit B attached hereto and incorporated herein to the extent the same are applicable to the Property (the “Permitted Exceptions”).

TO HAVE AND TO HOLD the Property, subject to the Permitted Exceptions, together with all and singular the rights and appurtenances thereto in anywise belonging unto said Grantee, its successors and assigns, forever, and Grantor does hereby bind itself, its successors and assigns to warrant and forever defend all and singular the Property, subject to the Permitted Exceptions, unto said Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise.

[SIGNATURE FOLLOWS]

IN WITNESS WHEREOF, executed and delivered as effective on this ____ day of _____, 201___.

GRANTOR:

DDR-SAU PASADENA RED BLUFF LIMITED PARTNERSHIP, an Illinois limited partnership

By:
Name:
Title:

STATE OF	}
}
COUNTY OF	}

This instrument was acknowledged before me on __________________________, 201___, by ________________, ___________________ of DDR-SAU PASADENA RED BLUFF LIMITED PARTNERSHIP, an Illinois limited partnership, on behalf of said limited partnership.

Notary Public in and for the
State of

Notary’s Printed Name

My Commission Expires:

GRANTEE’S ADDRESS FOR TAX NOTICES:

________________________________
________________________________

222 Central Park Avenue, Suite 2100

Virginia Beach, Virginia 23462
Attn: ____________________________

EXHIBIT A

TO EXHIBIT D-6 TEXAS FORM DEED

EXHIBIT B

TO EXHIBIT D-6 TEXAS FORM DEED

EXHIBIT E

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment”) is entered as of this ____ day of _____, 201_ by and between DDR-SAU ________, a ___________________ with an office at c/o Teachers Insurance and Annuity Association of America, 730 Third Avenue, New York, New York 10017 (“Assignor”) and __________________________, a __________ whose mailing address is ________________________________________________________________ (“Assignee”).

WHEREAS, in accordance with that certain Purchase and Sale Agreement (“Agreement”) dated as of _________________, 201_, between Assignor and certain affiliates of Assignor, as sellers, and Assignee, as purchaser, Assignor has agreed to convey to Assignee that certain Property located at ______________________________________, as more particularly described on Exhibit A-_ to the Agreement (capitalized terms used in this Assignment and not specifically defined herein will have the meanings ascribed to them in the Agreement) (i.e., the __________Property); and

WHEREAS, Assignor desires to assign its interests in and Assignee desires to accept the assignment of Assignor’s interest in (i) the __________ Leases listed on Exhibit A, (ii)  the __________ Intangible Property, to the extent assignable, and (iii) the Service Agreements listed on Exhibit B attached hereto and made a part hereof, all on the terms and conditions provided herein; and

NOW, THEREFORE, IN CONSIDERATION of the purchase of the __________ Property by Assignee from Assignor, and for $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Assignment of Leases.

(a)Assignor hereby assigns and transfers to Assignee as of the date hereof all of Assignor’s right, title and interest in and to the __________ Leases described on Exhibit A attached hereto and made a part hereof including any security deposits thereunder held by Assignor and any lease guaranties pertaining to the __________ Leases.

(b)Assignee hereby accepts the assignment of all of Assignor’s right, title and interest in and to the __________ Leases, and assumes all the obligations of Assignor under and arising out of the __________ Leases which are applicable to the period from and after the date hereof and of the obligations of Assignor respecting the security deposits turned over or credited to Assignee, and Assignee will hold Assignor harmless and free from any liability with reference to the security deposits to the extent same are received by or credited to Assignee.

2.Assignment of Intangible Property.

(a)Assignor hereby assigns and transfers to Assignee as of the date hereof all of Assignor’s right, title and interest, if any, in and to the __________ Intangible Property.

(b)Assignee hereby accepts the assignment of all of Assignor’s right, title and interest, if any, in and to  the __________ Intangible Property, and assumes all the obligations of Assignor under and arising out of the __________ Intangible Property which are applicable to the period from and after the date hereof.

3.Assignment of Service Agreements.

(a)Assignor hereby assigns, transfers and conveys to Assignee all of Assignor’s right, title and interest in, to and under the Service Agreements described on Exhibit B attached hereto and made a part hereof.

(b)Assignee hereby accepts the assignment of all of Assignor’s right, title and interest in and to the Service Agreements, and assumes all the obligations of Assignor under and arising out of the Service Agreements which are applicable to the period from and after the Effective Date.

4.Non-recourse to Assignor.

The assignments and transfers of Assignor made pursuant to this Assignment and Assignee’s acceptance of the same are without any representation (other than the representations set forth in paragraph 5 hereof) or warranty by Assignor and without any right of recourse against Assignor.

5.Successors and Assigns.

All of the covenants, terms and conditions set forth herein shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

6.Authority.

Assignor and Assignee covenant and represent to each other that they have the power and authority to enter into this Assignment and that the persons duly executing this Assignment on behalf of Assignor and Assignee, respectively, have the requisite power and authority to do so.

7.Counterparts.

This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date first above written.

ASSIGNOR:

DDR-SAU	, a
By:
Name:
Title:

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

ASSIGNOR:

By:
Name:
Title:

EXHIBIT F

FIRPTA CERTIFICATE

CERTIFICATE REGARDING FOREIGN INVESTMENT
IN REAL PROPERTY TAX ACT
(ENTITY TRANSFEROR)

Section 1445 of the Internal Revenue Code provides that a transferee (purchaser) of a U.S. real property interest must withhold tax if the transferor (seller) is a foreign person.  For U.S. tax purposes (including section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity.  To inform the transferee (purchaser) that withholding of tax is not required upon the disposition of a U.S. real property interest by DDR-SAU ________, a ____________________ (“Transferor”), the undersigned hereby certifies, in the capacity stated below, but not in his or her individual capacity, the following on behalf of DDR-SAU Retail (as hereinafter defined):

1.(a) Transferor is a “disregarded entity” as defined in Section 1.1445-2(b)(2)(iii) of the Income Tax Regulations issued under the Revenue Code, (b) Transferor is indirectly wholly owned by DDR-SAU Retail Fund, L.L.C., a Delaware limited liability company (“DDR-SAU Retail”), and (c) DDR-SAU Retail is not a “disregarded entity” as defined in Section 1.1445-2(b)(2)(iii) of the Income Tax Regulations issued under the Revenue Code.

2.DDR-SAU Retail is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations).

3.DDR-SAU Retail is not a disregarded entity as defined in Section 1.1445-2(b)(2)(iii).

4.DDR-SAU Retail’s Federal Employer Identification Number is 20-2639998.

5.DDR-SAU Retail’s office address is:

c/o DDR Corp.

3300 Enterprise Parkway

Beachwood, Ohio 44122

6.The address or description of the property which is the subject matter of the disposition is:________________________________________________________________.

DDR-SAU Retail understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

DDR-SAU Retail declares that it has examined this certification and to the best of its knowledge and belief, it is true, correct and complete, and further declares that the individual executing this certification on behalf of Transferor has full authority to do so.

DATED: _____________, 201_

DDR-SAU Retail Fund, L.L.C.,
a Delaware limited liability company]

By:
Name:
Title:

EXHIBIT G

BILL OF SALE

THIS BILL OF SALE (“Bill of Sale”) is made this ____ day of _________, 201_ by DDR-SAU ________, a ____________________ whose mailing address is ______________________________________ (“Seller”), in favor of ______________________________, a __________ whose mailing address is ______________________________________  (“Purchaser”).

W I T N E S S E T H:

WHEREAS, Seller and certain affiliates of Seller, as sellers, and Purchaser, as purchaser, entered into that certain Purchase and Sale Agreement dated as of __________, 2015 (the “Agreement”).  Any term with its initial letter capitalized and not otherwise defined herein shall have the meaning set forth in the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller does hereby absolutely and unconditionally give, grant, bargain, sell, transfer, set over, assign, convey, release, confirm and deliver to Purchaser all of Seller’s right, title and interest in and to the __________ Fixtures and Personal Property without representation or warranty of any kind whatsoever except as set forth in and subject to the terms of the Agreement.

WITH RESPECT TO ALL MATTERS TRANSFERRED, WHETHER TANGIBLE OR INTANGIBLE, PERSONAL OR REAL, SELLER EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT MAY ARISE BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE FOR THE STATE IN WHICH THE PROPERTY IS LOCATED (OR ANY OTHER STATE).

This Bill of Sale shall be binding upon and inure to the benefit of the successors, assigns, personal representatives, heirs and legatees of Purchaser and Seller.

This Bill of Sale shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of ___________.

SELLER:

DDR-SAU
a

By:
Name:
Title:

EXHIBIT H

TENANT ESTOPPEL CERTIFICATE

[Tenant Trade Name]

THIS TENANT ESTOPPEL CERTIFICATE (this “Certificate”) is given this ___ day of _______________, 2015, by ________________________________, a _______________ (“Tenant”), in favor of ___________________ (“Landlord”), a [Delaware limited liability company][Illinois limited partnership],   ___________________________, LLC, a Virginia limited liability company (“Purchaser”), and _______________________________ (“Bank”), whereby Tenant certifies the following statements for the benefit of the Purchaser and Bank:

1.Tenant currently leases from [insert legal name of Landlord] (the “Landlord”) the premises commonly known as [suite number]  in the shopping center commonly known as [Shopping Center] located in [city, state] (the “Premises”) containing [insert square footage] square feet pursuant to that certain Lease dated ___________  (collectively, with any amendments, modifications or supplements thereto listed in Exhibit A, the “Lease”).

2.A description of the Lease is set forth on Exhibit A.  There are no other amendments, modifications or agreements between Landlord and Tenant with respect to the Premises, except as set forth on Exhibit A.

3.Landlord has delivered, and Tenant has accepted, possession of the Premises.  Any and all improvements or repairs required to be made by Landlord in, on or about the Premises have been completed in accordance with the terms of the Lease and to the satisfaction of Tenant.  Tenant is currently in occupancy of the entire Premises.  Tenant has not subleased any portion of the Premises or assigned or otherwise transferred any of its rights under the Lease.

4.The Lease is in full force and effect.  The Lease rent commencement date is [insert date].  The expiration of the Lease term is [insert date].  There is/are [insert number] consecutive extension term(s) of [insert number] year(s) each provided under the Lease.  [IF NONE, STATE NONE]

5.Tenant has no option or right to purchase the Premises, or any part thereof, except for the purchase option specifically set forth in Section [insert Section reference] of the Lease. [IF NONE, STATE NONE]

6.The current monthly rent payable under the Lease is $[insert number].  In addition to base rent, Tenant pays its pro rata share of real estate taxes, common area expenses and insurance in accordance with the terms of the Lease in the total monthly amount of $[insert number].  The rent and all other charges due and payable under the Lease have been paid up to _________________.  No rent under the Lease has been paid more than 30 days in advance of when owed.

7.Landlord is holding a security deposit as security for the performance of Tenant's obligations under the Lease, in the sum of $[insert amount].

8.Tenant is not in default under the Lease and Tenant has not received any notices of default under the Lease which have not been cured, and to Tenant's knowledge, there are no events which have occurred that with the giving of notice or the passage of time, or both, would result in a default by Tenant under the Lease.

9.Tenant has not sent Landlord any notices of default under the Lease which have not been cured, and to Tenant's knowledge, there are no defaults by Landlord under the Lease as of the date hereof and there are no events that have occurred that, with the giving of notice or the passage of time, or both, would result in a default by Landlord thereunder. To Tenant's knowledge, Tenant has no defenses, counterclaims, liens or claims of offset or credit under the Lease or against rents, or any other claims against Landlord.

10.  There are no bankruptcy, reorganization or insolvency actions, whether voluntary or otherwise, pending or threatened against Tenant. Tenant is not bankrupt or insolvent and has not admitted in writing that it is unable to pay its debts as they mature, consented to or applied for the appointment of a receiver or trustee for itself or for all or part of its property or made an assignment for the benefit of creditors.

11.Tenant has all governmental permits, licenses and consents (if any) required for the activities and operations being conducted or to be conducted by Tenant on the Premises.

12.Tenant has received no notice by any governmental authority or person claiming a violation of, or requiring compliance with, any applicable federal, state or local law or regulation intended to protect the environment and public health and safety ("Environmental Law").  The Premises are not being, and during the term of the Lease have never been used to handle, treat, store, or dispose of oil, petroleum products, hazardous substances in any quantity, hazardous waste, toxic substances, regulated substances or hazardous air pollutants in violation of any Environmental Law.

13.  [Tenant has received a copy of that certain Notice of Brownfields Property dated February 24, 2003 and recorded in the Register of Deeds of Guilford County, North Carolina in Deed Book 5751, Page 2139 (the “Brownfields Notice”).   There are no events which have occurred that, with the giving of notice or the passage of time, or both, would result in a violation by Tenant, or to Tenant’s knowledge, by Landlord, of any of the restrictions, conditions or obligations provided in the Brownfields Notice.]    [NOTE:  This paragraph only to be included in estoppels for Wendover Village tenants]

Tenant has read this Certificate and acknowledges and understands the certifications and representations made herein. Tenant hereby executes this Certificate intending reliance hereon by Purchaser and Bank, and their respective successors and assigns. Tenant has full authority to execute this Certificate, which has been duly authorized by all necessary action.

(Signature Page to Follow)

TENANT ESTOPPEL CERTIFICATE

IN TESTIMONY WHEREOF, witness the signature of Tenant as of the day and year first set forth above.

TENANT:

,
a

By:
Name:
Title:

TENANT ESTOPPEL CERTIFICATE

Exhibit A

(Description of the Lease and all amendments and modifications thereto)

«Lease_Description»

«Lease_Amendment_1»

«Lease_Amendment_2»

«Lease_Amendment_3»

«Lease_Amendment_4»

«Lease_Amendment_5»

«Lease_Amendment_6»

«Lease_Amendment_7»

«Lease_Amendment_8»

«Lease_Amendment_9»

«Lease_Amendment_10»

EXHIBIT J

SITE ACCESS AND INDEMNIFICATION AGREEMENT

[ANNEXED]

EXHIBIT K

TENANT NOTICE LETTER

DDR-SAU ________________

c/o DDR Corp.

3300 Enterprise Parkway

Beachwood, Ohio 44122

VIA UPS

____________ ___, 201_

<Tenant>

<Attention Line>

<Address1>

<Address2>

<City, State Zip Code>

Re: Notice to Tenants of  <shopping center>(the “Premises”); «TradeDBA_Name»

Dear Tenant:

Please be advised that on       (date of sale)     ,201_ (the “Effective Date”), the Premises was conveyed and the landlord’s interest in your lease (the “Lease”) was assigned by DDR-SAU _________________________ (the “Landlord”) to _________________________ (“Purchaser”).  The purpose of this letter is to inform you of the acquisition and to facilitate ongoing communication.

In connection with such sale, Landlord as seller, has assigned and transferred its interest in the Lease to Purchaser, and Purchaser has assumed and agreed to perform all of Landlord’s obligations under the Lease.  Accordingly, (i) all of your obligations as tenant under the Lease from and after the Effective Date (including, but not limited to, your obligations to pay rent) shall be performable to and for the benefit of Purchaser, its successors and assigns, and (ii) all of the obligations of the landlord under the Lease from and after the Effective Date shall be binding obligations of Purchaser and its successors and assigns, and Landlord shall have no further obligations under the Lease.

Until otherwise directed by Purchaser, communications with Purchaser with respect to the following matters should be directed as follows:

I.Rent.  All rents, additional rents and other charges under the Lease for periods from and after the Effective Date are to be made payable to Purchaser at the following address:

__________________________________

__________________________________

__________________________________

Attention:  _______________________

All rental payments and other monies due under the Lease for periods prior to the Effective Date should be made payable to Landlord and mailed to:  DDR-SAU ___________,  c/o DDR Corp., 3300 Enterprise Parkway, Beachwood, Ohio 44122.

II.Notices.   All notices and other communications to the landlord under your Lease shall be delivered to Purchaser at the following address:

__________________________________

__________________________________

__________________________________

Attention:  _______________________

III.   Personnel.  If you have specific questions, please feel free to contact any of the following persons:

The contact person with respect to operational matters is:

_______________	Phone: _______________________
E-mail: _______________________

The contact person for leasing is:

_______________	Phone: _______________________
E-mail: _______________________

The contact person for accounting is:

Phone: _______________________
_______________	E-mail: _______________________

Please amend the insurance policies which you are required to maintain under the Lease to delete Landlord as an additional insured thereunder and to include Purchaser as an additional insured thereon.

We appreciate your patience and cooperation during this transition.

SELLER:

DDR-SAU

a

By:

Name:

Title:

PURCHASER:

By:

Name:

Title:

EXHIBIT M

LANDLORD ESTOPPEL CERTIFICATE

THIS LANDLORD ESTOPPEL CERTIFICATE (this “Certificate”) is given this ___ day of _______________, 2015, by _____________________, a _______________ (“Landlord”), in favor of _______________________________, LLC, a Virginia limited liability company (“Purchaser”), and _________________________________ (“Bank”), whereby Landlord certifies the following statements for the benefit of the Purchaser and Bank:

1.Landlord currently leases to [insert legal name of tenant] (the “Tenant”) the premises commonly known as [insert address and suite number] (the “Premises”) containing [insert square footage] square feet pursuant to that certain [insert list of all lease documents with dates and including all amendments]  (collectively, the “Lease”).

2.A true and complete copy of the Lease is attached hereto as Exhibit A.  There are no other amendments, modifications or agreements between Landlord and Tenant with respect to the Premises, except as stated in Paragraph 1 above.

3.Landlord has delivered, and Tenant has accepted, possession of the Premises.  Any and all improvements or repairs required to be made by Landlord in, on or about the Premises have been completed in accordance with the terms of the Lease and to the satisfaction of Tenant.  Tenant is currently in occupancy of the entire Premises.  Tenant has not subleased any portion of the Premises or assigned or otherwise transferred any of its rights under the Lease.

4.The Lease is in full force and effect.  The term of the Lease commenced on [insert date].  The expiration of the term is [insert date].  There are [insert number] consecutive extension terms of [insert number] years each provided under the Lease.  [IF NONE, STATE NONE]

5.Tenant has no option or right to purchase the Premises, or any part thereof, except for the purchase option specifically set forth in Section [insert Section reference] of the Lease. [IF NONE, STATE NONE]

6.The current monthly rent payable under the Lease is $[insert number].  The rent and all other charges due and payable under the Lease have been paid up to [insert date].  No rent under the Lease has been paid more than 30 days in advance of when owed.

7.Tenant's proportionate share of common operating expenses and real estate taxes is [insert percentage].  [If such costs are not included in the monthly rent then provide breakdown of additional costs and identify when costs are paid, monthly, quarterly, etc].

8.Landlord is holding a security deposit as security for the performance of Tenant's obligations under the Lease, in the sum of $[insert amount].

9.Landlord is not in default under the Lease and Landlord has not received any notices of default under the Lease which have not been cured, and to Landlord's knowledge, there are no events which have occurred that with the giving of notice or the passage of time, or both, would result in a default by Landlord under the Lease.

10.Landlord has not sent Tenant any notices of default under the Lease which have not been cured, and to Landlord's knowledge, there are no defaults by Tenant under the Lease as of the date hereof and there are no events that have occurred that, with the giving of notice or the passage of time, or both, would result in a default by Tenant thereunder. To Landlord's knowledge, Tenant has no defenses, counterclaims, liens or claims of offset or credit under the Lease or against rents, or any other claims against Landlord.

11.  To Landlord’s knowledge: (i) there are no bankruptcy, reorganization or insolvency actions, whether voluntary or otherwise, pending or threatened against Tenant, and (ii) Tenant is not bankrupt or insolvent and has not admitted in writing that it is unable to pay its debts as they mature, consented to or applied for the appointment of a receiver or trustee for itself or for all or part of its property or made an assignment for the benefit of creditors.

12.To Landlord’s knowledge, Tenant has all governmental permits, licenses and consents (if any) required for the activities and operations being conducted or to be conducted by Tenant on the Premises.

13.To Landlord’s knowledge, Tenant has not received any notices by any governmental authority or person claiming a violation of, or requiring compliance with, any applicable federal, state or local law or regulation intended to protect the environment and public health and safety ("Environmental Law").  To Landlord knowledge, Tenant is not using (and has never used) the Premises to handle, treat, store, or dispose of oil, petroleum products, hazardous substances in any quantity, hazardous waste, toxic substances, regulated substances or hazardous air pollutants in violation of any Environmental Law.

Landlord has read this Certificate and acknowledges and understands the certifications and representations made herein. Landlord hereby executes this Certificate intending reliance hereon by Purchaser and Bank, and their respective successors and assigns. Landlord has full authority to execute this Certificate, which has been duly authorized by all necessary action.

(Signature Page to Follow)

 LANDLORD ESTOPPEL CERTIFICATE

IN TESTIMONY WHEREOF, witness the signature of Landlord as of the day and year first set forth above.

LANDLORD:

,
a

By:
Name:
Title:

EXHIBIT N

ASSIGNMENT OF PURCHASE AND SALE AGREEMENT

THIS ASSIGNMENT OF PURCHASE AND SALE AGREEMENT (this “Assignment”), is executed as of the ______ day of _________, 201_, by and between AHP ACQUISITIONS, LLC, a Virginia limited liability company (“Assignor”), and ____________________________, a Virginia limited liability company (“Assignee”; Assignor and Assignee are sometimes referred to herein, collectively, as the “Parties”).

RECITALS:

WHEREAS, Assignor, as purchaser, and DDR-SAU South Square, L.L.C., a Delaware limited liability company, DDR-SAU Durham Patterson, L.L.C., a Delaware limited liability company, DDR-SAU Wendover Phase II, L.L.C., a Delaware limited liability, DDR-SAU Salisbury Alexander, L.L.C., a Delaware limited liability, DDR-SAU Winston-Salem Harper Hill, L.L.C., a Delaware limited liability, DDR-SAU Greer North Hampton Market, L.L.C., a Delaware limited liability, DDR-SAU Nashville Willowbrook, L.L.C., a Delaware limited liability, DDR-SAU South Bend Broadmoor, L.L.C., a Delaware limited liability, DDR-SAU Oakland, L.L.C., a Delaware limited liability, DDR-SAU Waynesboro, L.L.C., a Delaware limited liability, and DDR-SAU Pasadena Red Bluff Limited Partnership, an Illinois limited partnership (collectively, “Sellers”, and each, individually, a “Seller”) have entered into that certain Purchase and Sale Agreement dated as of December ___, 2015 (the “Purchase Agreement”), for the sale of the Properties described in the Purchase Agreement, including the ________________Property.  Capitalized terms used in this Assignment and not specifically defined herein will have the meanings ascribed to them in the Purchase Agreement.

WHEREAS, the Parties desire to enter into this Assignment to, among other things, evidence Assignor’s assignment of its right, title and interest in the Purchase Agreement, solely as it relates to the ___________ Property, to Assignee and to evidence Assignee’s assumption of Assignor’s obligations and liabilities under the Purchase Agreement solely as the obligations and liabilities relate to the ____________Property.

AGREEMENTS:

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.Assignment of Purchase Agreement.  Assignor hereby assigns and transfers to Assignee all of Assignor’s right, title, claim and interest in and to the Purchase Agreement, solely as it relates to the _____________ Property, the ____________ Property, and all sums paid or deposited into escrow or to Sellers by Assignor in connection with the Purchase Agreement as the sums relate to the ____________ Property.

2.Assumption.  Assignee hereby acknowledges and agrees to all of the terms of the Purchase Agreement as it relates to the ____________ Property and accepts the foregoing assignment and assumes any and all obligations and liabilities of Assignor under the Purchase Agreement solely as such obligations and liabilities relate to the ____________Property, in accordance with the terms thereof.  Notices to Assignee as “Purchaser” under the Purchase Agreement shall be sent to Assignee at the address for Assignor set forth in Section 15.6 of the Purchase Agreement.

3.No Release.  The assignment and assumption set forth in Sections 1 and 2 of this Assignment shall not release Assignor from the obligation of Assignor or Assignee to perform in accordance with the terms of the Purchase Agreement.  Assignor acknowledges that, notwithstanding such assignment and assumption, Assignor shall remain primarily obligated under the Purchase Agreement, and Assignor and Assignee shall be co-obligors under the Purchase Agreement with joint and several liability for the performance of all obligations of Assignor set forth thereunder as they relate to the ______________Property, including, without limitation, the indemnification obligations of Assignor set forth in the Purchase Agreement.

4.Representations and Warranties.  Assignor and Assignee hereby represent and warrant to Sellers that Assignee is an Affiliated Entity of Assignor and that each and every representation and warranty made by Assignor in the Purchase Agreement is true and correct with respect to Assignee as of the date of the Purchase Agreement and the Closing Date and such representations and warranties apply fully to this Assignment and shall survive the Closing and the delivery of the Deeds in accordance with Section 13.4 of the Agreement.

5.Ratification of Purchase Agreement.  Except as expressly modified under this Assignment, Assignor and Assignee hereby ratify and affirm the terms and provisions of the Purchase Agreement in their entirety.

6.Governing Law.  This Assignment shall be governed by and construed in accordance with the laws of the State of New York.

7.Third Party Beneficiary.  Assignor and Assignee acknowledge and agree that each Seller is and is hereby made a third party beneficiary of this Assignment.

8.Counterparts.  This Assignment may be executed in counterparts, each of which, when taken together, shall constitute fully executed originals of this Assignment.  To facilitate execution of this Assignment, the parties may exchange by electronic mail (e-mail), or portable document format (pdf), counterparts or other electronic imaging of the signature page, which shall be effective as original signature pages for all purposes.  A copy of the electronic mail or PDF shall also be sent to the intended addressee by (i) personal delivery, (ii) certified mail, return receipt requested, (iii) for next day delivery by nationally recognized overnight delivery service that provides evidence of the date of delivery, in any case with all charges prepaid, addressed to the appropriate party at its address listed above.  Delivery of the execution original to the Assignment or any e-mail signature or PDF thereof may be given on behalf of a party by the attorney of such party.

[Signature Page Follows]

ASSIGNOR:

AHP ACQUISITIONS, LLC
a Virginia limited liability company

By:	ARMADA HOFFLER, L.P.
a Virginia limited partnership
Sole Managing Member

	By:	ARMADA HOFFLER PROPERTIES, INC.
a Maryland corporation
General Partner

		By:		(SEAL)
Eric L. Smith
Chief Investment Officer

ASSIGNEE:

a Virginia limited liability company

By:
Name:
Title:

EXHIBIT O-1

SELLER’S BRING DOWN CERTIFICATE

THIS CERTIFICATE, is made this ___ day of December ___, 2015, by [____________________] (each a “Seller” and collectively, “Sellers”).

W I T N E S S E T H

WHEREAS, pursuant to that certain Purchase and Sale Agreement, dated as of December ___, 2015, by and between Seller and ____________________________  (“Purchaser”),the “Agreement”), Seller agreed to sell to Purchaser and Purchaser agreed to purchase from Seller certain property known as the [___],  as more fully described in said Agreement (the “Property”); and

WHEREAS, the Agreement requires that Seller deliver this Certificate as a condition to Closing (as defined in said Agreement) pursuant to Section 4.1(b)(ix).  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in the Agreement, each Seller hereby certifies that the Sellers’ Representations contained in the Agreement, subject at all times to the limitations on the liability of Seller as set forth in the Agreement, including without limitation the provisions of Section 15.16 and Section 15.23 of the Agreement, are true and correct in all material respects as of the Closing Date, except as otherwise expressly disclosed in the schedule of exceptions attached to this Certificate as Schedule “A”.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of this ___ day of ___________, 20_____.

SELLERS:

By:

By:
Name:
Title:

Schedule “A”

Schedule of Exceptions

[TBD]

EXHIBIT O-2

PURCHASER’S BRING DOWN CERTIFICATE

THIS CERTIFICATE, is made this ___ day of December ___, 2015, by [____________________] (“Purchaser”).

W I T N E S S E T H

WHEREAS, pursuant to that certain Purchase and Sale Agreement, dated as of December ___, 2015, by and between Seller and ____________________________  (“Purchaser”),the “Agreement”), Seller agreed to sell to Purchaser and Purchaser agreed to purchase from Seller certain property known as the [___],  as more fully described in said Agreement (the “Property”); and

WHEREAS, the Agreement requires that Purchaser deliver this Certificate as a condition to Closing (as defined in said Agreement) pursuant to Section 4.2.  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in the Agreement, Purchaser hereby certifies that the Purchaser’s representations contained in the Agreement are true and correct in all material respects as of the Closing Date, except as otherwise expressly disclosed in the schedule of exceptions attached to this Certificate as Schedule “A”.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of this ___ day of ___________, 20_____.

PURCHASER:

By:

By:
Name:
Title:

Schedule “A”

Schedule of Exceptions

[TBD]

EXHIBIT P

TENANT BROWNFIELDS NOTICE LETTER

DDR-SAU Wendover Phase II, L.L.C.

c/o DDR Corp.

3300 Enterprise Parkway

Beachwood, Ohio 44122

VIA CERTIFIED MAIL [or as required by each Lease’s notice provision]

[Insert Address provided in each Lease’s notice provision]

Re: Brownfields Notice and Certification / Wendover Village II, 4201 West  Wendover Avenue, Greensboro, North Carolina (the “Shopping Center”)

Dear Tenant:

Please be advised that on February 24, 2003, the Shopping Center, including but not limited to, your leased premises, became subject to a certain Notice of Brownfields Property dated February 24, 2003 and recorded in the Register of Deeds of Guilford County, North Carolina in Deed Book 5751, Page 2110, including the Brownfields Agreement attached thereto as Exhibit A (collectively, the “Brownfields Documents”).  A copy of the Brownfields Documents is enclosed with this letter and is being delivered to you pursuant to Section 14 of the Brownfields Agreement.

In order to acknowledge receipt of this letter and the enclosed Brownfields Documents, please sign and return to Landlord the attached Tenant Certificate of Receipt.  A pre-paid, self-address envelope has been included with this letter for your convenience.

If you have specific questions, please feel free to contact any of the following persons:

Phone:  _______________________

E-mail: _______________________

LANDLORD:

DDR-SAU Wendover Phase II, L.L.C.

a Delaware limited liability company

By:  ________________________

Name:  ________________________

Title:  ________________________

(Acknowledgment of Tenant on Following Page)

TENANT CERTIFICATE OF RECEIPT

I, _______________, as the ________________ of the below reference Tenant do hereby certify and acknowledge receiving a copy of the Notice of Brownfields Property dated February 24, 2003, and recorded in the Register of Deeds of Guilford County, North Carolina in Deed Book 5751, Page 2110 and the Brownfields Agreement attached thereto as Exhibit A.

TENANT:

______________________________

By:  ________________________

Name:  ________________________

Title:  ________________________

Date:  ________________________

EXHIBIT Q

SELLERS’ AFFIDAVIT OF TITLE

Title Commitment Number [_____] dated [_____] (the “Commitment”) by First American Title Insurance Company  Sale of [_________] (the “Property”) by Owner (as hereinafter defined) to [_________], a [_________] limited liability company.

BEFORE ME, the undersigned, personally appeared _______________________________ (the “Affiant”) on behalf of _________________________________, a _____________________ (“Owner”), who first being duly sworn, deposes and says, to the best of Affiant’s knowledge, to _____________________:

1.There has been no work, services or labor performed or material furnished in connection with repairs or improvements on the property by or for Owner within _______ (_____) ______ prior to the date of this Affidavit, which remain unpaid; or in the event work has been performed, services rendered, or materials furnished in connection with construction, repair, or improvement on the property described in the Commitment by or for Owner during such period, that all such work performed, services rendered, or materials furnished will be paid by Owner in the ordinary course of business.

2.There are no parties in possession of said property other than the undersigned and the tenants listed on Exhibit “A” attached hereto and made a part hereof.

3.All management fees heretofore accrued, if any, relating to said property, have been or will be paid in the ordinary course of business.

[signature page to follow]

Dated as of ______ __, 2015

AFFIANT:

__________________________________________________

Name:  _________________________

Sworn to before me this

___ day of _______, 2015

_________________________

(Notary Public)

Exhibit “A”

Tenant[s]

[Attached]

EXHIBIT R

WENDOVER BROWNFIELDS ASSIGNMENT AND ASSUMPTION

After Recording Return To:

Williams Mullen

Attn:  Grig C. Scifres

222 Central Park Avenue, Suite 1700

Virginia Beach, VA 23462-3035

STATE OF NORTH CAROLINA

COUNTY OFGUILFORD

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment”), is dated and made as of ________________ (the “Effective Date”),  by and between DDR-SAU Wendover Phase II, L.L.C., a Delaware limited liability company, with an office at c/o Teachers Insurance and Annuity Association of America, 730 Third Avenue, New York, New York 10017 (“Assignor”), and _________________________, LLC, a Virginia limited liability company, with an office at 222 Central Park Avenue, Suite 2100, Virginia Beach, Virginia 23462, or its assigns (“Assignee”).

W I T N E S S E T H

WHEREAS, in accordance with that certain Purchase and Sale Agreement dated as of December ___, 2015 (the “Agreement”), between Assignor and certain affiliates of Assignor, as sellers, and Assignee (by assignment from AHP Acquisitions, LLC), as purchaser, Assignor has agreed to convey to Assignee, among other things, that certain real property located in Guilford County, North Carolina, as more particularly described on Exhibit A attached hereto and incorporated herein (the “Property”).  Capitalized terms used in this Assignment and not specifically defined herein will have the meanings ascribed to them in the Agreement; and

WHEREAS, in connection with Assignor’s conveyance of the Property to Assignee, Assignor desires to assign all of its right, title and interest in that certain Brownfields Agreement between the North Carolina Department of Environmental Quality (formerly known as the North Carolina Department of Environmental and Natural Resources, hereinafter referred to as “NCDEQ”) and Wendover Village, LLC and executed on February 21, 2003 (the “Brownfields Agreement”), which Brownfields Agreement was attached as Exhibit A to that certain Notice of Brownfields Property dated February 24, 2003 in the Register of Deeds of Guilford County, North Carolina in Deed Book 5751, Page 2139 (the “Brownfields Notice”).  The Brownfields

Agreement and the Brownfields Notice may be referred to collectively as, the “Brownfields Agreements”).

WHEREAS, Assignee desires to accept the assignment of Assignor’s right, title and interest to the Brownfields Agreements, all on the terms and conditions provided herein.

WHEREAS, Section XI, Paragraph 22 of the Brownfields Agreement and North Carolina General Statues §130A-310(33)(a)(2) allow all of the benefits, rights, covenants, liability protections and obligations provided by the Brownfields Agreements to be  assigned to any future owner of the Property to the same extent as to the original entity that entered into the Brownfields Agreements.

NOW, THEREFORE, IN CONSIDERATION of the purchase of the Property by Assignee from Assignor, and for $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Assignment.    Assignor hereby assigns, transfers and conveys to Assignee, as of the Effective Date, all of Assignor’s right, title and interest in the Brownfields Agreements, including without limitation, all of the benefits, rights, covenants, liability protections and obligations provided therein.

2.    Assumption. Assignee hereby accepts the assignment of all of Assignor’s right, title and interest in and to the Brownfields Agreements, and assumes all the obligations of Assignor under and arising out of the Brownfields Agreements which are applicable to the period from and after the Effective Date.

3.General Provisions.

(a)  Entire Agreement; Amendment; Severability.  This Assignment contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements, whether written or oral, between the parties respecting such matters.  Any amendments or modifications hereto, in order to be effective, shall be in writing and executed by the parties hereto.  A determination that any provision of this Assignment is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Assignment to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

(b)Governing Law.  This Assignment shall be governed by and construed in accordance with the substantive laws of New York without reference to conflict of laws principles.

(c)No Waiver.  The failure of any party hereto to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against such party nor excuse any of the parties hereto from their respective obligations hereunder.  Any waiver of such right or remedy must be in writing and signed by the party to be bound.  This Assignment is subject to enforcement at law or in equity, including actions for damages or specific performance.

(d)Counterparts.  This Assignment may be executed in two or more identical counterparts, and it shall not be necessary that any one of the counterparts be executed by all of the parties hereto.  Each fully or partially executed counterpart shall be deemed an original, but all of such counterparts taken together shall constitute one and the same instrument.

(e)Successors and Assigns.  This Assignment shall inure to the benefit of, and be binding upon, the successors, executors, administrators, legal representatives and assigns of the parties hereto.

.

[THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

ASSIGNMENT AND ASSUMPTION AGREEMENT

(Signature Page)

IN WITNESS WHEREOF, the parties have executed this Assignment as of the day and year first written above.

ASSIGNOR:

DDR-SAU Wendover Phase II, LLC,

a Delaware limited liability company

By:  ____________________________________(SEAL)

Name:  ____________________________________

Title:  ____________________________________

STATE OF _________________________

CITY/COUNTY OF _______________________, to-wit:

The foregoing instrument was acknowledged before me this ___ day of _____________, 201_, by _______________________, as the ___________________________ of DDR-SAU Wendover Phase II, LLC, a Delaware limited liability company, on behalf of the company.

My commission expires:  ____________________________.

Registration number:  _______________________________.

____________________________________

Notary

ASSIGNMENT AND ASSUMPTION AGREEMENT

(Signature Page, continued)

ASSIGNEE:

_____________________________, LLC,

a Virginia limited liability company

By:  ____________________________________(SEAL)

Name:  ____________________________________

Title:  ____________________________________

STATE OF _________________________

CITY/COUNTY OF _______________________, to-wit:

The foregoing instrument was acknowledged before me this ___ day of _____________, 201_, by _______________________, as the ___________________________ of _______________________, LLC, a Virginia limited liability company, on behalf of the company.

My commission expires:  ____________________________.

Registration number:  _______________________________.

____________________________________

Notary

EXHIBIT A

Legal Description of the Property to be attached